UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02688

Name of Fund:  BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock Short-Term Municipal Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Bond Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2019

Date of reporting period: 06/30/2019

Item 1 – Report to Stockholders

JUNE 30, 2019

ANNUAL REPORT

BlackRock Municipal Bond Fund, Inc.

➢	BlackRock High Yield Municipal Fund

➢	BlackRock National Municipal Fund

➢	BlackRock Short-Term Municipal Fund

BlackRock Multi-State Municipal Series Trust

➢	BlackRock New York Municipal Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended June 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility. Short-term U.S. Treasury yields rose, while longer-term yields declined. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in three interest rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	18.54%	10.42%
U.S. small cap equities (Russell 2000® Index)	16.98	(3.31)
International equities (MSCI Europe, Australasia, Far East Index)	14.03	1.08
Emerging market equities (MSCI Emerging Markets Index)	10.58	1.21
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.24	2.31
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.45	10.38
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.11	7.87
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.94	6.39
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.94	7.48
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2019	BlackRock High Yield Municipal Fund

Investment Objective

BlackRock High Yield Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2019, all of the Fund’s share classes outperformed its primary benchmark, the S&P® Municipal Bond Index, except for the Fund’s Investor C Shares, which underperformed. For the same period, all of the Fund’s share classes underperformed its secondary benchmark, the Custom High Yield Index. The following discussion of relative performance pertains to the Custom High Yield Index.

What factors influenced performance?

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions). U.S. government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and favorable supply-and-demand trends in the market.

The Fund’s overweight positions in the AA, A and BBB ratings categories made positive contributions at a time of outperformance for lower-quality bonds. At the sector level, positions in tobacco, transportation and state tax-backed issues added the most value. With regard to yield curve positioning, the Fund benefited from its investments in bonds with maturities of 20 years and longer. Holdings in various Puerto Rico bonds, which staged a recovery in the period, were further contributors.

An underweight in unrated securities detracted from results, as did an underweight in bonds with maturities in the five- to 20-year range. A zero weighting in the Virgin Islands, which exhibited strong outperformance, also detracted. The Fund sought to manage interest rate risk using U.S. Treasury futures, which weighed on returns given that Treasury yields fell.

At period end, the Fund’s cash position was somewhat elevated at just over 8%. Given the low absolute level of interest rates, the Fund’s investment adviser increased the Fund’s cash position amidst expectations for more favorable investment opportunities as supply is expected to pick up in the latter half of 2019. The Fund’s cash balance had no material impact on Fund performance.

Describe recent portfolio activity.

The investment adviser maintained a focus on investing cash reserves at a time of robust inflows and a slow new-issue calendar. At the geographic level, the investment adviser sought to capitalize on opportunities in Puerto Rico as the country’s debt restructuring efforts began to bear fruit. The Fund also initiated new investments across a wide range of sectors, including public power, corporates, health care, education and development districts.

Describe portfolio positioning at period end.

The Fund’s duration (interest rate sensitivity) was somewhat lower than that of the benchmark, but investment adviser continued to emphasize opportunities in longer-dated securities with maturities of 20 years and above. The Fund maintained a higher-quality bias, including a significant underweight in unrated securities. The Fund also continued to add to the portfolio’s weighting in Puerto Rico, where the investment adviser believed valuations were still attractive.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock High Yield Municipal Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.

(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)

The Custom High Yield Index is a customized benchmark that reflects the returns of the S&P® Customized High Yield Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Customized High Yield Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended June 30, 2019

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.73%	2.70%	6.52%	7.36%	N/A	5.99%	N/A	8.04%	N/A
Investor A	2.37	2.34	6.39	7.21	2.65%	5.73	4.81%	7.76	7.29%
Investor C	1.72	1.68	5.98	6.28	5.28	4.93	4.93	6.95	6.95
Class K	2.78	2.74	6.53	7.40	N/A	6.00	N/A	8.05	N/A
S&P® Municipal Bond Index	—	—	4.94	6.39	N/A	3.66	N/A	4.87	N/A
Custom High Yield Index	—	—	7.04	7.93	N/A	6.78	N/A	8.71	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of June 30, 2019 (continued)	BlackRock High Yield Municipal Fund

Expense Example

	Actual				Hypothetical (c)
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Including Interest Expense and Fees (a)	Excluding Interest Expense and Fees (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (a)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,065.20	$3.48	$2.66	$1,000.00	$1,021.42	$3.41	$1,022.22	$2.61
Investor A	1,000.00	1,063.90	4.81	4.04	1,000.00	1,020.13	4.71	1,020.88	3.96
Investor C	1,000.00	1,059.80	8.68	7.87	1,000.00	1,016.36	8.50	1,017.16	7.70
Class K	1,000.00	1,065.30	3.33	2.51	1,000.00	1,021.98	3.26	1,022.36	2.46

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.68% for Institutional, 0.95% for Investor A, 1.70% for Investor C and 0.65% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.52% for Institutional, 0.79% for Investor A, 1.54% for Investor C and 0.49% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	06/30/19
Health	19%
County/City/Special District/School District	16
Transportation	15
Tobacco	14
Education	10
Utilities	10
State	9
Corporate	6
Housing	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Percent of Total Investments
Calendar Year Ended December 31,
2019	9%
2020	10
2021	5
2022	9
2023	8

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	06/30/19
AA/Aa	9%
A	16
BBB/Baa	31
BB/Ba	15
B/B	8
C	2
N/R(b)	19

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% of the Fund’s total investments.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019	BlackRock National Municipal Fund

Investment Objective

BlackRock National Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2019, all of the Fund’s share classes underperformed the primary benchmark, the S&P® Municipal Bond Index and its secondary benchmark, the Custom National Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the Custom National Index.

What factors influenced performance?

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions). U.S. government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and favorable supply-and-demand trends in the market.

The Fund actively sought to manage interest rate risk using short positions in U.S. Treasury futures. Since Treasury yields fell, as price rose, this strategy had a negative effect on Fund returns. The Fund’s higher-quality bias was also a headwind to Fund performance at a time in which lower-rated bonds outperformed.

The investment adviser used the increase in bond yields during the fourth calendar quarter of 2018 as an opportunity to commit cash reserves to longer-maturity, AA rated securities. In addition to improving the portfolio’s yield, this shift helped the Fund capture the outperformance of longer-dated bonds in the first half of 2019.

The Fund’s use of leverage, which increased income and amplified the impact of rising prices, contributed to Fund results. Positions in BBB rated and non-investment grade securities also added value. The Fund further benefited from its positions in the outperforming health care and transportation sectors, as well as its allocations to Illinois and New Jersey. Both are lower-quality states that outperformed on the strength of improving fundamentals and investors’ search for yield.

Declining rates and tightening credit quality spreads caused a portion of the Fund’s assets to reach appreciation potential in the estimate of the investment adviser. Profits were taken on securities purchased in the beginning of 2019, when interest rates were between 3%-3.25% for ten-year U.S. Treasuries and municipal bond ratios were more attractive. Municipal bond outperformance, combined with the decline in interest rates generally motivated the investment adviser to monetize these gains. A portion of the Fund’s lower-rated securities were also sold in order to realize the spread tightening in the lower grade sector. As a result, the Fund’s cash balance was slightly elevated by period end. The Fund’s cash balance had no material impact on Fund performance.

Describe recent portfolio activity.

The Fund moved its duration (interest-rate sensitivity) below that of the secondary benchmark. The portfolio’s duration stood at 5.5 years on June 30, 2019, down from 6.8 years on December 31, 2018 and 6.0 years on June 30, 2018. This shift reflected the decline in yields to less attractive levels. In addition, tighter yield spreads prompted the investment adviser to sell bonds it believed had reached full valuations. These sales, together with the investment adviser’s decision to increase the extent of the Fund’s interest rate risk management program in the latter part of the period, had the effect of reducing duration.

The Fund increased its weighting in non-investment-grade securities from 4.5% one year ago to 8% at the close of the period. The increase reflected opportunities the investment adviser identified in the primary market, as well as the addition of Puerto Rico securities that it believed were trading at levels that failed to reflect the potential for an economic recovery.

Describe portfolio positioning at period end.

The Fund had an average credit quality of A+, and its cash weighting stood at about 3%. The Fund’s exposure to bonds subject to the alternative minimum tax (AMT) was 8.3%.

The Fund’s portfolio was overweight in pre-refunded securities due in part to increased refunding activity. The Fund was also overweight in transportation and utilities, which are essential-revenue sectors that benefit from strong market liquidity. Conversely, the Fund’s largest underweights were in school districts and housing.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of June 30, 2019 (continued)	BlackRock National Municipal Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.

(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)

The Custom National Index is a customized benchmark that reflects the returns of the S&P® Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended June 30, 2019

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.88%	1.82%	5.20%	5.68%	N/A	3.56%	N/A	5.26%	N/A
Service	1.62	1.58	5.07	5.51	N/A	3.37	N/A	4.99	N/A
Investor A	1.57	1.48	5.06	5.41	0.93%	3.36	2.47%	5.05	4.59%
Investor C	0.89	0.84	4.68	4.63	3.63	2.59	2.59	4.27	4.27
Investor C1	1.08	1.03	4.78	4.93	N/A	2.79	N/A	4.48	N/A
Class K	1.93	1.89	5.22	5.82	N/A	3.65	N/A	5.34	N/A
S&P® Municipal Bond Index	—	—	4.94	6.39	N/A	3.66	N/A	4.87	N/A
Custom National Index	—	—	5.96	7.57	N/A	4.50	N/A	5.33	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock National Municipal Fund

Expense Example

	Actual				Hypothetical (c)
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Including Interest Expense and Fees (a)	Excluding Interest Expense and Fees (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (a)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,052.00	$2.49	$2.19	$1,000.00	$1,022.36	$2.46	$1,022.66	$2.16
Service	1,000.00	1,050.70	3.76	3.46	1,000.00	1,021.12	3.71	1,021.42	3.41
Investor A	1,000.00	1,050.60	3.76	3.46	1,000.00	1,021.12	3.71	1,021.42	3.41
Investor C	1,000.00	1,046.80	7.61	7.26	1,000.00	1,017.36	7.50	1,017.70	7.15
Investor C1	1,000.00	1,047.80	8.28	6.25	1,000.00	1,016.71	8.15	1,018.70	6.16
Class K	1,000.00	1,052.20	2.24	1.93	1,000.00	1,022.61	2.21	1,022.91	1.91

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.49% for Institutional, 0.74% for Service, 0.74% for Investor A, 1.50% for Investor C, 1.63% for Investor C1 and 0.44% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.43% for Institutional, 0.68% for Service, 0.68% for Investor A, 1.43% for Investor C and 1.23% for Investor C1 and 0.38% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	06/30/19
Transportation	22%
State	21
Corporate	14
County/City/Special District/School District	12
Utilities	12
Health	10
Education	7
Tobacco	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Percent of Total Investments
Calendar Year Ended December 31,
2019	8%
2020	7
2021	7
2022	7
2023	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	06/30/19
AAA/Aaa	12%
AA/Aa	38
A	23
BBB/Baa	7
BB/Ba	2
B/B	3
N/R(b)	15

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of June 30, 2019	BlackRock Short-Term Municipal Fund

Investment Objective

BlackRock Short-Term Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2019, all of the Fund’s share classes underperformed its primary benchmark, the S&P® Municipal Bond Index and its secondary benchmark, the S&P® Limited Maturity Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® Limited Maturity Municipal Bond Index.

What factors influenced performance?

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions). U.S. government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and favorable supply-and-demand trends in the market.

The Fund’s underweight position in AAA rated debt — which includes pre-refunded bonds — detracted from Fund performance, as did its underweight in those rated AA. At the sector level, underweight positions in transportation and utilities issues were key detractors. The Fund’s performance was also pressured by an underweight in the three- to four-year portion of the yield curve.

On the plus side, yield curve positioning in the zero- to three-year range was additive to Fund performance. A position in variable rate demand notes, which the Fund established to offset the risk of Fed rate increases, also contributed. Overweight positions in the Fund’s A and BB rated issues, together with tactical purchases of one-year notes with underlying ratings of A and AA, further added value to Fund returns. Overweights in the local tax-backed, school districts, health care and corporate sectors were key contributors, as well.

Describe recent portfolio activity.

The Fund started the annual period with a defensive investment strategy, reflecting the Fed’s ongoing efforts to normalize monetary policy by raising interest rates. The investment adviser used floating-rate securities in lieu of pre-refunded bonds to help manage the risk of interest rate hikes. As the market adjusted to the Fed’s policy changes, the investment adviser started to reposition the Fund by increasing its duration (interest-rate sensitivity). To accomplish this, the Fund reduced the portfolio’s allocation to floating-rate securities while raising its weighting in longer-dated bonds and adding to its positions in the A and BBB credit tiers. In addition, the investment adviser began to replace the portfolio’s maturing holdings with unrated municipal operating financing notes with underlying bond ratings of A and AA. The investment adviser believed these bonds offered attractive yield spreads over rated, high-grade securities.

Describe portfolio positioning at period end.

The Fund was overweight in the front end of the yield curve, contributing to its short duration relative to the benchmark. The Fund continued to use variable-rate demand notes as an alternative while it sought opportunities in longer-duration bonds. The Fund was underweight in the pre-refunded, state tax-backed, utility and local tax-backed sectors, and it was underweight in the corporate and health care sectors. At the geographic level, the Fund was overweight in New Jersey and Connecticut and underweight in California and New York. In terms of credit quality, the Fund was overweight in bonds rated A and BBB, while its largest underweights were in those rated AAA and AA.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock Short-Term Municipal Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and invests primarily in investment grade municipal bonds or municipal notes, including variable rate demand obligations. The Fund will maintain a dollar-weighted maturity of no more than two years.

(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)	The S&P® Limited Maturity Municipal Bond Index includes all bonds in the S&P® Municipal Bond Index with a remaining maturity of less than four years.

Performance Summary for the Period Ended June 30, 2019

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.44%	1.32%	1.51%	2.32%	N/A	0.83%	N/A	0.95%	N/A
Investor A	1.16	1.07	1.38	2.08	(0.99)%	0.57	(0.04)%	0.68	0.38%
Investor A1	1.32	1.24	1.56	2.32	N/A	0.72	N/A	0.84	N/A
Investor C	0.44	0.33	1.02	1.33	0.33	(0.20)	(0.20)	(0.09)	(0.09)
Class K	1.48	1.39	1.53	2.37	N/A	0.87	N/A	0.95	N/A
S&P® Municipal Bond Index	—	—	4.94	6.39	N/A	3.66	N/A	4.87	N/A
S&P® Limited Maturity Municipal Bond Index	—	—	1.87	2.83	N/A	1.24	N/A	1.54	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	11

Fund Summary as of June 30, 2019 (continued)	BlackRock Short-Term Municipal Fund

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,015.10	$1.80	$1,000.00	$1,023.01	$1.81	0.36%
Investor A	1,000.00	1,013.80	3.00	1,000.00	1,021.82	3.01	0.60
Investor A1	1,000.00	1,015.60	2.30	1,000.00	1,022.51	2.31	0.46
Investor C	1,000.00	1,010.20	6.78	1,000.00	1,018.05	6.80	1.36
Class K	1,000.00	1,015.30	1.55	1,000.00	1,023.26	1.56	0.31

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	06/30/19
County/City/Special District/School District	26%
Education	19
State	16
Transportation	12
Utilities	12
Health	11
Corporate	2
Tobacco	1
Housing	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Percent of Total Investments
Calendar Year Ended December 31,
2019	40%
2020	21
2021	20
2022	13
2023	1

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	06/30/19
AAA/Aaa	7%
AA/Aa	29
A	33
BBB/Baa	13
N/R(b)	18

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019	BlackRock New York Municipal Opportunities Fund

Investment Objective

BlackRock New York Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New York State and New York City personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2019, all of the Fund’s share classes underperformed the primary benchmark, the S&P® Municipal Bond Index, and the secondary benchmark, the S&P® New York Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® New York Municipal Bond Index.

What factors influenced performance?

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions). U.S. government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and favorable supply-and-demand trends in the market.

New York municipal bonds trailed the national market by a narrow margin, as the market’s slightly lower duration (interest-rate sensitivity) was a small headwind for relative performance. New York municipal bonds also have a lower yield than the national index since they are typically of higher average credit quality.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields fell, as price rose, this strategy had a negative effect on Fund returns. An overweight in tobacco issues detracted given the sector’s relative weakness.

The Fund’s use of leverage contributed positively, as it increased income and amplified the impact of rising prices. The Fund also benefitted from its overweight position in lower-rated securities (those rated A and below), which generally outperformed as yields spreads tightened. The Fund’s allocation to longer-term bonds, which outpaced the benchmark, was an additional positive for Fund performance. Security selection in the state tax-backed and utility sectors contributed, as well.

Describe recent portfolio activity.

The investment adviser’s activity primarily reflected its effort to capitalize on the key trends in the broader market. In the first four months of the period, rising rates presented the Fund with the opportunity to increase duration by reducing the extent of the portfolio’s short positions in U.S. Treasuries and adding to its weighting in longer-maturity debt.

The backdrop changed in early November, when yields started to decline. The uptrend in prices provided the investment adviser with the chance to rebuild its short positions in Treasuries and sell select municipal securities into strength. As the valuations of municipal debt grew richer later in the reporting period, the investment adviser began to look for opportunities among shorter-maturity bonds and more defensive securities, including those in the housing sector.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund was positioned with an overweight in longer-maturity bonds and an underweight in shorter-term issues. The Fund’s duration was below that of the S&P® New York Municipal Bond Index, primarily as a result of the short positions in U.S. Treasuries. The Fund also maintained its overweight in lower-rated bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	13

Fund Summary as of June 30, 2019 (continued)	BlackRock New York Municipal Opportunities Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in investment grade New York municipal bonds. The Fund’s returns prior to February 18, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock New York Municipal Bond Fund.

(c)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(d)	The S&P® New York Municipal Bond Index includes all New York bonds in the S&P® Municipal Bond Index.

Performance Summary for the Period Ended June 30, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.01%	1.96%	4.80%	4.96%	N/A	4.64%	N/A	5.58%	N/A
Investor A	1.69	1.64	4.67	4.79	0.34%	4.39	3.48%	5.31	4.85%
Investor A1	1.83	1.78	4.66	4.85	N/A	4.50	N/A	5.46	N/A
Investor C	1.02	0.96	4.20	3.92	2.92	3.59	3.59	4.54	4.54
Investor C1	1.41	0.76	4.40	4.34	N/A	3.99	N/A	4.95	N/A
Class K	2.09	2.02	4.83	5.01	N/A	4.66	N/A	5.59	N/A
S&P® Municipal Bond Index	—	—	4.94	6.39	N/A	3.66	N/A	4.87	N/A
S&P® New York Municipal Bond Index	—	—	4.96	6.21	N/A	3.56	N/A	4.61	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in investment grade New York municipal bonds. The Fund’s returns prior to February 18, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock New York Municipal Bond Fund.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock New York Municipal Opportunities Fund

Expense Example

	Actual				Hypothetical (c)
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Including Interest Expense and Fees (a)	Excluding Interest Expense and Fees (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (a)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,048.00	$3.30	$2.54	$1,000.00	$1,021.57	$3.26	$1,022.32	$2.51
Investor A	1,000.00	1,046.70	4.52	3.81	1,000.00	1,020.38	4.46	1,021.08	3.76
Investor A1	1,000.00	1,046.60	3.81	3.04	1,000.00	1,021.08	3.76	1,021.82	3.01
Investor C	1,000.00	1,042.00	8.30	7.59	1,000.00	1,016.66	8.20	1,017.36	7.50
Investor C1	1,000.00	1,044.00	6.13	5.57	1,000.00	1,018.79	6.06	1,019.34	5.51
Class K	1,000.00	1,048.30	3.00	2.28	1,000.00	1,021.87	2.96	1,022.56	2.26

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.65% for Institutional, 0.90% for Investor A, 0.75% for Investor A1, 1.65% for Investor C, 1.25% for Investor C1 and 0.60% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.50% for Institutional, 0.75% for Investor A, 0.60% for Investor A1, 1.50% for Investor C and 1.10% for Investor C1 and 0.45% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	06/30/19
Transportation	26%
State	18
County/City/Special District/School District	17
Utilities	13
Housing	9
Education	8
Health	4
Tobacco	3
Corporate	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Percent of Total Investments
Calendar Year Ended December 31,
2019	7%
2020	3
2021	8
2022	5
2023	4

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	06/30/19
AAA/Aaa	8%
AA/Aa	54
A	21
BBB/Baa	6
BB/Ba	1
B/B	2
CC	1
N/R(b)	7

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% of the Fund’s total investments.

FUND SUMMARY	15

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock High Yield Municipal Fund and BlackRock New York Municipal Opportunities Fund Class K Share performance shown prior to the Class K inception date of January 25, 2018 is that of the respective Fund’s Institutional Shares. BlackRock National Municipal Fund Class K Share performance shown prior to the Class K inception date of July 18, 2011 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares. On the close of business on August 15, 2016, all of the issued and outstanding BlackRock Shares of BlackRock National Municipal Fund were redesignated as Class K Shares.

Service Shares (available only in BlackRock National Municipal Fund) are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors. Prior to July 18, 2011, Service Share performance results are those of the Institutional Shares restated to reflect Service Share fees.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% for all Funds except BlackRock Short-Term Municipal Fund, which incurs a 3.00% maximum initial sales charge, and all Funds incur a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor A1 Shares (available only in BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 1.00% for BlackRock Short-Term Municipal Fund and 4.00% for BlackRock New York Municipal Opportunities Fund; and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible investors of Investor A1 Shares of the Funds. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares.

Investor C1 Shares (available only in BlackRock National Municipal Fund and BlackRock New York Municipal Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans and, for BlackRock National Municipal Fund only, fee based programs previously approved by the Fund, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution and service fees per year as follows:

	Distribution Fee	Service Fee
BlackRock National Municipal Fund	0.55%	0.25%
BlackRock New York Municipal Opportunities Fund	0.35	0.25

Investor A1 and Investor C1 Shares of their respective Funds are only available for dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for BlackRock National Municipal Fund only, fee based programs previously approved by the Fund. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C1 Shares held for approximately ten years will be automatically converted into Investor A Shares.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

Each of BlackRock High Yield Fund and BlackRock New York Municipal Opportunities Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Funds transfer municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Funds’ NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	17

Schedule of Investments June 30, 2019	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies — 0.6%
VanEck Vectors High-Yield Municipal Index ETF	125,000	$7,972,500

Total Investment Companies — 0.6% (Cost — $7,970,250)		7,972,500

	Par (000)

Municipal Bonds — 85.1%

Alabama — 2.0%
Alabama Special Care Facilities Financing Authority-Birmingham, RB, Methodist Home For The Aging:
5.75%, 06/01/35	$200	225,094
5.75%, 06/01/45	355	392,946
6.00%, 06/01/50	450	505,206
Black Belt Energy Gas District, RB, Series A, 4.00%, 12/01/48(a)	4,585	4,977,935
Chelsea Park Cooperative District, Special Assessment Bonds, 5.00%, 05/01/48	970	996,112
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	365	411,676
Sub-Lien, Series D, 7.00%, 10/01/51	2,355	2,851,057
Sub-Lien, Series D, 6.50%, 10/01/53	3,465	4,129,171
County of Tuscaloosa IDA, Refunding RB, Hunt Refining Project, Series A, 5.25%, 05/01/44(b)	8,830	9,707,261
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(c)	710	750,889

		24,947,347

Alaska — 0.6%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 06/01/23	130	130,130
5.00%, 06/01/32	1,510	1,510,362
5.00%, 06/01/46	5,580	5,556,397

		7,196,889

Arizona — 2.3%
Arizona Industrial Development Authority, RB:
Academies of Math & Science Project, Series B, 5.25%, 07/01/51(b)	570	594,179
Doral Academy of Neveda — Fire Mesa & Red Rock Campus Projects, Series A, 5.00%, 07/15/39(b)	335	366,597
Doral Academy of Neveda — Fire Mesa & Red Rock Campus Projects, Series A, 5.00%, 07/15/49(b)	675	730,654
Great Lakes Senior Living Communities LLC Project Second Tier, Series B, 5.13%, 01/01/54	940	1,005,377
Great Lakes Senior Living Communities LLC Project, Series A, 4.50%, 01/01/49	1,000	1,052,710
Lone Mountain Campus Project, Series A, 5.00%, 12/15/39(b)	150	163,658
Lone Mountain Campus Project, Series A, 5.00%, 12/15/49(b)	345	369,747
Arizona Industrial Development Authority, Refunding RB, Series A(b):
Basis Schools, Inc. Projects, 5.00%, 07/01/26	760	843,235
Odyssey Preparatory Academy Project, 5.50%, 07/01/52	2,895	2,750,424
City of Phoenix Arizona Industrial Development Authority, ERB, Eagle College Prep Project, Series A, 5.00%, 07/01/43	1,445	1,472,874
City of Phoenix Arizona Industrial Development Authority, RB:
Great Hearts Academies — Veritas Project, 6.40%, 07/01/21(c)	415	456,197

Security	Par (000)	Value

Arizona (continued)
Legacy Traditional Schools Project, Series A, 6.50%, 07/01/34(b)	$465	$524,734
Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/36(b)	1,225	1,308,815
Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/41(b)	1,685	1,780,523
Legacy Traditional Schools Projects, Series A, 6.75%, 07/01/44(b)	810	909,525
Leman Academy of Excellence — ORO Valley Project, Series A, 5.25%, 07/01/48(b)	1,690	1,736,914
ORO Valley Project, Series A, 5.00%, 07/01/34(b)	250	258,520
ORO Valley Project, Series A, 5.00%, 07/01/39(b)	205	210,488
ORO Valley Project, Series A, 5.00%, 07/01/49(b)	320	325,974
ORO Valley Project, Series A, 5.00%, 07/01/54(b)	530	538,374
City of Phoenix Arizona IDA, Refunding RB(b):
Basis Schools, Inc. Projects, 5.00%, 07/01/35	300	321,954
Basis Schools, Inc. Projects, 5.00%, 07/01/45	895	938,658
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/35	295	316,588
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/46	325	338,540
Legacy Traditional School Projects, 5.00%, 07/01/35	315	333,109
Legacy Traditional School Projects, 5.00%, 07/01/45	250	261,725
County of La Paz IDA, RB, Imagine Schools Desert West Middle Project, 5.88%, 06/15/48(b)	1,340	1,392,649
County of Pima Industrial Development Authority, RB:
5.13%, 07/01/39	700	698,936
5.25%, 07/01/49	870	860,334
State of Arizona IDA, RB, Academies of Math & Science Project, Series B, 5.13%, 07/01/47(b)	420	437,703
State of Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.25%, 07/01/47(b)	3,235	3,473,419
Town of Florence, Inc. Arizona IDA, ERB, Legacy Traditional School Project, Queen Creek and Casa Grande Campuses, 6.00%, 07/01/43	1,375	1,501,816

		28,274,950

Arkansas — 1.5%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(b)	16,890	17,446,188
County of Benton Arkansas Public Facilities Board, RB, BCCSO Project, Series A, 6.00%, 06/01/20(b)(c)	750	780,877

		18,227,065

California — 5.9%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	1,000	1,001,660
Sutter Health, Series B, 6.00%, 08/15/20(c)	1,000	1,054,160
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 07/01/19(c)	265	265,000
California Municipal Finance Authority, ARB, Senior Lien-Linxs APM Project, AMT, 4.00%, 12/31/47	2,560	2,693,862
California Municipal Finance Authority, Urban Discovery Academy Project(b):
5.50%, 08/01/34	310	326,619
6.00%, 08/01/44	655	699,710
6.13%, 08/01/49	570	610,504
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 02/01/42	345	394,928

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2019	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
California Pollution Control Financing Authority, Refunding RB, County of San Diego Water Authority, 5.00%, 11/21/45(b)	$3,000	$3,485,010
California School Finance Authority, RB, Value Schools:
6.65%, 07/01/33	295	332,663
6.90%, 07/01/43	650	727,941
California Statewide Communities Development Authority, RB:
Loma Linda University Medical Center, 5.25%, 12/01/38(b)	1,420	1,649,600
Loma Linda University Medical Center, 5.25%, 12/01/48(b)	1,000	1,144,350
Loma Linda University Medical Center, Series A, 5.00%, 12/01/46(b)	970	1,069,105
Loma Linda University Medical Center, Series A, 5.25%, 12/01/56(b)	875	970,795
Sutter Health, Series A, 6.00%, 08/15/20(c)	400	421,960
California Statewide Communities Development Authority, Refunding RB, American Baptist Homes of the West, 6.25%, 10/01/39	2,575	2,598,484
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement:
Series A, 6.00%, 05/01/43	2,500	2,503,125
Series B, 6.00%, 05/01/43	3,485	3,489,356
City & County of San Francisco California Redevelopment Agency:
Special Tax Bonds, Community Facilities District No. 6 (Mission Bay South Public Improvements), Series C, CAB, 0.00%, 08/01/43(d)	3,000	805,200
Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D, 3.00%, 08/01/21(b)	500	507,030
Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D, 0.00%, 08/01/23(b)(d)	1,000	861,060
Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D, 0.00%, 08/01/26(b)(d)	580	428,887
Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D, 0.00%, 08/01/31(b)(d)	1,155	660,210
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 02/15/34	500	501,665
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 05/01/36	310	336,561
6.50%, 05/01/42	760	821,036
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	240	278,801
County of California Tobacco Securitization Agency, RB, 5.45%, 06/01/28	500	500,260
County of California Tobacco Securitization Agency, Refunding RB, Golden Gate Tobacco Funding Corp., Series A, 5.00%, 06/01/36	1,665	1,665,416
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.70%, 06/01/46	4,260	4,279,553
5.60%, 06/01/36	1,385	1,385,471
County of Riverside California Transportation Commission, RB, Senior Lien, Series A, 5.75%, 06/01/48	2,115	2,346,783

Security	Par (000)	Value

California (continued)
Golden State Tobacco Securitization Corp., Refunding RB:
Series A-1, 3.50%, 06/01/36	$6,580	$6,659,026
Series A-1, 5.00%, 06/01/47	8,475	8,453,050
Series A-1, 5.25%, 06/01/47	945	954,450
Series A-2, 5.00%, 06/01/47	5,195	5,188,558
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
4.75%, 06/01/25	340	340,350
5.00%, 06/01/37	7,410	7,410,593
5.13%, 06/01/46	3,590	3,594,344

		73,417,136

Colorado — 3.0%
9th Avenue Metropolitan District No. 2, GOL, 5.00%, 12/01/48	1,565	1,620,135
Broadway Station Metropolitan District No. 2, GOL, Series A:
5.00%, 12/01/35	735	768,861
5.13%, 12/01/48	2,345	2,436,948
Bromley Park Metropolitan District No. 2, GO, Refunding, Sub-Series B, 6.38%, 12/15/47	937	972,053
Castle Oaks Metropolitan District No. 3, GO, 6.25%, 12/01/20(c)	535	587,922
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(b)	820	858,196
Colorado Educational & Cultural Facilities Authority, RB, Littleton Preparatory Charter School Project:
5.00%, 12/01/33	450	466,992
5.00%, 12/01/42	545	558,265
Colorado Health Facilities Authority, Catholic Health Initiatives, Series A, 5.25%, 01/01/40	1,250	1,367,550
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series B-1, 4.00%, 07/01/39	4,000	4,131,200
Colorado High Performance Transportation Enterprise, RB, C-470 Express Lanes, 5.00%, 12/31/56	2,500	2,741,375
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	780	818,719
Copperleaf Metropolitan District No. 3, GO, Limited Tax, Series A:
5.00%, 12/01/37	500	519,505
5.13%, 12/01/47	1,200	1,232,220
Denver International Business Center Metropolitan District No. 1, GOL, Subordinate, Series B, 6.00%, 12/01/48	1,145	1,153,771
Green Gables Metropolitan District No. 1, GO, Series A, 5.30%, 12/01/46	1,000	1,039,420
Leyden Rock Metropolitan District No. 10, GO, Series A, 5.00%, 12/01/45	1,250	1,309,900
North Holly Metropolitan District, GOL, Series A, 5.50%, 12/01/48	760	782,853
Palisade Park West Metropolitan District, GOL, Series A, 5.13%, 12/01/49	1,500	1,501,470
Pomponio Terrace Metropolitan District, GOL, Series A, 5.00%, 12/01/49	1,450	1,464,109
Prairie Farm Metropolitan District, GO, Series A, 5.25%, 12/01/48	1,240	1,279,246
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project:
6.00%, 01/15/34	1,500	1,534,335
6.00%, 01/15/41	1,000	1,025,830

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) June 30, 2019	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
Southlands Metropolitan District No. 1, GO, Refunding, Series A-1
5.00%, 12/01/37	$1,115	$1,248,510
5.00%, 12/01/47	3,990	4,367,693
Tallyns Reach Metropolitan District No. 3, GO, 6.75%, 11/01/38	1,113	1,083,116
Westcreek Metropolitan District No. 2, GO, Series A, 5.38%, 12/01/48	800	822,640

		37,692,834

Connecticut — 1.4%
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)	1,485	1,530,055
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 02/01/45(b)	980	1,057,326
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 02/01/30(b)	2,045	2,263,856
State of Connecticut, GO:
Series A, 5.00%, 04/15/36	2,300	2,776,675
Series A, 4.00%, 04/15/37	1,800	1,983,204
Series C, 5.00%, 06/15/33	1,775	2,133,248
Series C, 5.00%, 06/15/34	1,375	1,647,910
Series E, 5.00%, 09/15/34	3,000	3,606,750

		16,999,024

Delaware — 1.1%
County of Kent Delaware, RB, CHF Dover LLC, Delaware State University Project, Series A, 5.00%, 07/01/58	1,500	1,647,825
State of Delaware EDA, RB:
5.00%, 06/01/46	1,000	1,070,570
5.00%, 11/15/48	4,000	4,554,000
Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	5,930	6,131,620

		13,404,015

District of Columbia — 0.7%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 05/15/40	385	397,955
Metropolitan Washington Airports Authority, Refunding ARB, Dulles Metrorail And Capital Improvement Projects, Series A, 5.00%, 10/01/53	3,830	4,074,507
Metropolitan Washington Airports Authority, Refunding RB:
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/30(d)	3,005	2,208,705
Dulles Toll Road, 1st Senior Lien, Series A, 5.00%, 10/01/39	185	186,658
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	1,610	1,625,408

		8,493,233

Florida — 6.0%
Boggy Creek Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 05/01/43	1,300	1,333,228
Capital Region Community Development District, Refunding, Special Assessment, Capital Improvement Revenue Bond, Series A-1, 5.13%, 05/01/39	2,285	2,412,457
Capital Trust Agency, Inc., RB, Series A:
1st Mortgage, Silver Creek St. Augustine Project, 8.25%, 01/01/44(e)(f)	445	258,100
1st Mortgage, Silver Creek St. Augustine Project, 8.25%, 01/01/49(e)(f)	950	551,000
Advantage Academy of Hillsborough Projects, 5.00%, 12/15/49	300	321,678

Security	Par (000)	Value

Florida (continued)
Advantage Academy of Hillsborough Projects, 5.00%, 12/15/54	$260	$278,109
Paragon Academy of Technology and Sunshine, 5.75%, 06/01/54(b)	1,925	1,976,571
Renaissance Charter School, Inc., 5.00%, 06/15/49(b)	500	514,090
Silver Creek St. Augustine Project, 5.75%, 01/01/50(e)(f)	570	558,600
Celebration Pointe Community Development District, Special Assessment Bonds:
4.75%, 05/01/24	415	431,633
5.00%, 05/01/34	1,250	1,305,025
Alachua County, 4.00%, 05/01/22(b)	235	238,323
City of Tallahassee Florida, RB, Tallahassee Memorial HealthCare, Inc. Project, Series A, 5.00%, 12/01/55	2,600	2,883,062
County of Alachua Florida Health Facilities Authority, RB, Shands Teaching Hospital and Clinics, Series A, 5.00%, 12/01/44	1,720	1,912,193
County of Charlotte Florida IDA, RB,(b):
5.00%, 10/01/34	530	566,862
5.00%, 10/01/49	2,510	2,613,437
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.13%, 05/15/44(b)	370	370,370
County of Collier Health Facilities Authority, RB, Moorings, Inc., Series A, 5.00%, 05/01/48	2,090	2,411,567
County of Lake Florida, RB, Imagine South Lake Charter School Project(b):
5.00%, 01/15/39	550	589,985
5.00%, 01/15/49	825	868,643
5.00%, 01/15/54	830	865,242
County of Martin Florida Health Facilities Authority, RB, 5.50%, 11/15/21(c)	1,000	1,095,150
County of Miami-Dade Florida IDA, RB, Doral Academy Project, 5.00%, 01/15/48	1,405	1,531,998
County of Palm Beach Florida, RB, Plam Beach Atlantic University Housing Project, 5.00%, 04/01/51(b)	540	573,912
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Sinai Residences Boca Raton Project, 7.50%, 06/01/49	1,000	1,140,370
Florida Development Finance Corp., RB:
Renaissance Charter School, Series A, 5.75%, 06/15/29	695	755,451
Renaissance Charter School, Series A, 6.00%, 06/15/34	835	905,532
Renaissance Charter School, Series A, 6.13%, 06/15/44	3,185	3,417,123
Solid Waste Disposal Facility, Waste Pro USA, Inc. Project, AMT, 5.00%, 08/01/29(a)(b)	2,240	2,360,714
Florida Development Finance Corp., Refunding RB, Virgin Trains USA Passenger Rail Project, Series A, AMT(a)(b):
6.38%, 01/01/49	545	528,797
6.50%, 01/01/49	530	514,614
Florida Higher Educational Facilities Financial Authority, RB, Jacksonville University Project, Series A-1, 5.00%, 06/01/48(b)	1,730	1,871,912
Greater Orlando Aviation Authority Florida, Refunding RB, Special Purpose, Jetblue Airways Corp. Project, AMT, 5.00%, 11/15/36	2,000	2,074,740
Greeneway Improvement District, RB, Special Assessment Bonds, 5.13%, 05/01/43	1,315	1,355,489
Lakewood Ranch Stewardship District:
Special Assessment Bonds, 3.90%, 05/01/23	355	359,647

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2019	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Special Assessment Bonds, 4.25%, 05/01/28	$535	$553,286
Special Assessment Bonds, 5.00%, 05/01/38	1,175	1,248,015
Special Assessment Bonds, 5.10%, 05/01/48	2,545	2,676,526
Special Assessment Bonds, Lakewood Centre & NW Sector Projects, 4.95%, 05/01/29(b)	715	757,921
Special Assessment Bonds, Lakewood Centre & NW Sector Projects, 5.50%, 05/01/39(b)	715	773,787
Special Assessment Bonds, Lakewood Centre & NW Sector Projects, 5.65%, 05/01/48(b)	1,125	1,212,705
Special Assessment Bonds, Northeast Sector Project — Phase 1B, 4.75%, 05/01/29(b)	955	1,020,398
Special Assessment Bonds, Northeast Sector Project — Phase 1B, 5.30%, 05/01/39(b)	1,090	1,185,342
Special Assessment Bonds, Northeast Sector Project — Phase 1B, 5.45%, 05/01/48(b)	1,935	2,097,714
Lakewood Ranch Stewardship District Special Assessment Bonds, Village of Lakewood Ranch Sector Projects, 4.00%, 05/01/21	100	101,239
Lakewood Ranch Stewardship District Special Assessment Bonds, Refunding, Lakewood Center & New Sector Projects, 8.00%, 05/01/40	515	567,885
Lakewood Ranch Stewardship District Special Assessment Bonds:
Special Assessment Bonds, Lakewood Centre North Projects, 4.25%, 05/01/25	115	118,069
Special Assessment Bonds, Lakewood Centre North Projects, 4.88%, 05/01/35	280	292,398
Special Assessment Bonds, Lakewood Centre North Projects, 4.88%, 05/01/45	580	595,190
Village of Lakewood Ranch Sector Projects, 4.25%, 05/01/26	175	181,643
Village of Lakewood Ranch Sector Projects, 5.13%, 05/01/46	1,015	1,062,867
Miami Health Facilities Authority, Refunding RB, Miami Jewish Health Systems, Inc. Project, 5.13%, 07/01/46	2,000	2,203,540
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(c)	1,450	1,636,919
Midtown Miami Community Development District, Refunding Special Assessment Bonds, Series A:
5.00%, 05/01/29	1,745	1,855,930
5.00%, 05/01/37	890	932,026
Pine Island Community Development District, RB, 0.00%, 11/01/24(d)	1,095	834,598
Santa Rosa Bay Bridge Authority, RB:
6.25%, 07/01/28(e)(f)	372	288,728
(ACA), 6.25%, 07/01/28	62	61,543
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Series A-2, 4.25%, 05/01/37	915	915,046
Convertible CAB, Series A3, 6.61%, 05/01/40	90	90,180
Convertible CAB, Series A4, 6.61%, 05/01/40(g)	50	42,773
Series 2015-2, 6.61%, 05/01/40(g)	125	94,808
Tolomato Community Development District(e)(f):
Series 1, 6.61%, 05/01/40(g)	205	183,865
Series 1, 6.65%, 05/01/40	5	4,992
Series 3, 6.61%, 05/01/40	135	1
Series 3, 6.65%, 05/01/40	105	1
Trout Creek Community Development District, Special Assessment Bonds:
5.38%, 05/01/38	670	714,582
5.50%, 05/01/49	1,700	1,794,146

Security	Par (000)	Value

Florida (continued)
Viera East Community Development District, Refunding, Special Assessment Bonds, 5.00%, 05/01/26	$640	$689,773
Village Community Development District No. 9, Special Assessment Bonds:
7.00%, 05/01/41	1,290	1,378,997
5.50%, 05/01/42	490	521,380
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 05/01/43	1,565	1,678,916
West Villages Improvement District, Special Assessment Bonds
4.25%, 05/01/29	400	405,408
4.75%, 05/01/39	885	906,833
5.00%, 05/01/50	1,415	1,454,252

		74,879,846

Georgia — 1.0%
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 06/01/29	635	674,599
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	3,135	3,364,325
County of Gainesville & Hall Georgia Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2, 6.63%, 11/15/19(c)	225	229,403
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	555	646,669
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/35	1,020	1,301,204
5.00%, 05/15/36	1,020	1,309,700
5.00%, 05/15/37	1,120	1,448,519
5.00%, 05/15/38	615	795,546
5.00%, 05/15/49	2,055	2,767,448

		12,537,413

Guam — 0.1%
Territory of Guam, GO, Territory of Guam:
6.00%, 11/15/19	20	20,119
6.75%, 11/15/19(c)	1,650	1,682,901

		1,703,020

Idaho — 0.4%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 08/01/32	265	265,800
Idaho Health Facilities Authority, Refunding RB, Refunding RB, Madison Hospital Memorial Project:
3.50%, 09/01/33	375	358,001
5.00%, 09/01/37	1,000	1,107,710
Idaho Housing & Finance Association, RB(b):
Compass Public Charter School, Inc. Project, Series A, 6.00%, 07/01/39	370	428,597
Compass Public Charter School, Inc. Project, Series A, 6.00%, 07/01/49	595	672,154
Compass Public Charter School, Inc. Project, Series A, 6.00%, 07/01/54	570	638,936
Idaho Arts Charter School, Inc., 5.00%, 12/01/46	1,000	1,077,990

		4,549,188

Illinois — 5.3%
Chicago Board of Education, GO:
Refunding, Dedicated Revenues, Series D, 5.00%, 12/01/31	1,500	1,695,630
Dedicated Revenues, Series F, 5.00%, 12/01/22	1,030	1,103,367

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) June 30, 2019	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Refunding, Dedicated Revenues, Series G, 5.00%, 12/01/44	$3,700	$4,042,990
Dedicated Revenues, Series H, 5.00%, 12/01/30	1,370	1,556,416
Dedicated Revenues, Series H, 5.00%, 12/01/46	725	791,301
Chicago Board of Education, GO, Refunding:
Series B, 4.00%, 12/01/35	1,155	1,160,128
Series C, 5.00%, 12/01/25	1,220	1,369,779
Chicago Board of Education, GO:
Series A, 5.00%, 12/01/42	1,570	1,633,161
Series C, 5.25%, 12/01/39	2,250	2,439,068
5.00%, 12/01/46	1,010	1,113,879
5.00%, 12/01/46	2,610	2,743,632
Chicago O’Hare International Airport, RB, AMT, 5.00%, 07/01/48	2,000	2,268,100
City of Chicago Illinois, GO, Refunding, Series A, 6.00%, 01/01/38	1,850	2,149,571
City of Chicago Illinois O’Hare International Airport, Refunding RB, Series C, AMT, 5.00%, 01/01/46	3,000	3,336,090
Illinois Finance Authority, RB, Lake Forest College, Series A, 6.00%, 10/01/48	1,700	1,777,265
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/19(c)	1,400	1,419,292
Friendship Village of Schaumburg, 7.13%, 02/15/20(c)	1,000	1,035,690
Presence Health Network, Series C, 5.00%, 02/15/36	1,805	2,139,232
Presence Health Network, Series C, 5.00%, 02/15/41	3,000	3,526,860
Rogers Park Montessori School Project, Series 2014, 6.00%, 02/01/34	335	369,401
Rogers Park Montessori School Project, Series 2014, 6.13%, 02/01/45	790	859,338
Swedish Covenant, Series A, 6.00%, 02/15/20(c)	1,000	1,028,780
Metropolitan Pier & Exposition Authority, RB, Series A, McCormick Place Expansion Project:
Bonds, 0.00%, 12/15/56(d)	7,645	1,609,731
Bonds, 5.00%, 06/15/57	2,085	2,270,690
5.50%, 06/15/53	3,925	4,366,877
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, Series B(d):
CAB (AGM), 0.00%, 06/15/44	3,455	1,336,325
Bonds, 0.00%, 12/15/54	9,660	2,227,982
Quad Cities Regional EDA, Refunding RB, Augustana College, 4.75%, 10/01/32	675	717,167
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(c)	390	424,176
State of Illinois, GO:
5.00%, 03/01/35	1,095	1,144,844
5.00%, 02/01/39	510	542,982
Refunding, Series B, 5.00%, 10/01/29	1,430	1,660,044
Series A, 5.00%, 04/01/35	1,460	1,553,922
Series A, 5.00%, 04/01/38	2,190	2,317,436
Series D, 5.00%, 11/01/28	5,000	5,739,150

		65,470,296

Indiana — 1.2%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	525	607,567
7.00%, 01/01/44	1,270	1,462,024
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 01/01/29(b)	2,950	3,032,806

Security	Par (000)	Value

Indiana (continued)
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(b):
6.63%, 01/15/34	$430	$472,665
6.75%, 01/15/43	1,220	1,327,384
6.88%, 01/15/52	1,270	1,379,487
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 07/01/44	370	398,412
5.00%, 07/01/48	1,230	1,320,417
5.25%, 01/01/51	2,500	2,708,375
Indiana Finance Authority, Refunding RB, Marquette Project, 5.00%, 03/01/39	725	755,262
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 01/15/51(b)	1,745	1,843,348

		15,307,747

Iowa — 1.5%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
3.13%, 12/01/22	3,705	3,742,346
5.25%, 12/01/50(a)	595	645,289
Series B, 5.25%, 12/01/50(a)	6,105	6,684,670
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, Senior Series A-1, 5.00%, 12/01/21	360	371,138
Iowa Tobacco Settlement Authority, Refunding RB, Series C:
Asset-Backed, 5.50%, 06/01/42	2,030	2,030,122
5.38%, 06/01/38	3,075	3,075,277
State of Iowa Finance Authority, RB, Lifespace Communities, Series A, 5.00%, 05/15/48	2,360	2,571,881

		19,120,723

Kentucky — 0.3%
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24(d)	250	222,385
Kentucky Public Transportation Infrastructure Authority, RB, 6.00%, 07/01/53	3,000	3,309,450

		3,531,835

Louisiana — 1.0%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 09/15/44(b)	3,130	3,231,224
Louisiana Local Government Environmental Facilities & Community Development Authority, RB:
University of Louisiana Monroe Project, 5.00%, 07/01/54(b)	1,990	2,111,032
Westlake Chemical Corp., Series A-2, 6.50%, 11/01/35	1,630	1,720,987
Louisiana Public Facilities Authority, RB:
Belle Chasse Educational Foundation Project, 6.75%, 05/01/41	645	676,779
Young Audiences Charter School Project, Series A, 5.00%, 04/01/49(b)	500	509,165
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.25%, 05/15/35	3,910	4,307,490

		12,556,677

Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 07/01/41	1,075	1,155,367

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2019	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland — 1.0%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park Project, 4.00%, 09/01/27	$325	$344,513
City of Gaithersburg Maryland, Refunding RB, Asbury Maryland Obligation, Series B, 6.00%, 01/01/23	750	764,625
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 07/01/43(b)	2,880	2,944,138
Maryland EDC, RB:
Purple Line Light Rail Project, AMT, 5.00%, 03/31/51	3,135	3,521,890
Term Project, Series B, 5.75%, 06/01/20(c)	1,500	1,560,555
Maryland EDC, Refunding RB, University of Maryland Project, 5.00%, 07/01/39	950	1,041,228
Maryland Industrial Development Financing Authority, Refunding RB, VRDN, Occidental Petrolleum Corporation Issue, 2.15%, 03/01/30(a)	1,600	1,600,000

		11,776,949

Massachusetts — 1.9%
Massachusetts Development Finance Agency, RB:
Boston Medical Center, Series D, 4.00%, 07/01/45	715	718,840
Boston Medical Center, Series D, 5.00%, 07/01/44	3,865	4,276,043
Foxborough Regional Charter School, Series A, 7.00%, 07/01/20(c)	350	369,568
Linden Ponds, Inc. Facility, Series B, 0.00%, 11/15/56(d)	94	23,402
North Hill Communities Issue, Series A, 6.50%, 11/15/23(b)(c)	2,480	3,024,658
UMass Boston Student Housing Project, 5.00%, 10/01/41	2,500	2,814,100
Massachusetts Development Finance Agency, Refunding RB:
New Bridge Charles, Inc., 4.00%, 10/01/32(b)	355	373,992
New Bridge Charles, Inc., 4.13%, 10/01/42(b)	855	876,555
New Bridge Charles, Inc., 5.00%, 10/01/57(b)	570	619,328
Series A, 5.00%, 07/01/38	1,200	1,413,408
Series A, 5.00%, 07/01/39	3,055	3,587,303
Series A, 5.00%, 07/01/44	3,750	4,323,075
Tufts Medical Center, Series I, 6.75%, 01/01/21(c)	305	329,607
Tufts Medical Center, Series I, 6.75%, 01/01/36(c)	205	221,539

		22,971,418

Michigan — 0.7%
City of Detroit Michigan, GO:
5.00%, 04/01/34	485	524,979
5.00%, 04/01/35	485	523,087
5.00%, 04/01/36	340	365,245
5.00%, 04/01/37	545	583,422
5.00%, 04/01/38	240	255,984
Kentwood EDC, Refunding RB, Limited Obligation, Holland Home, 5.63%, 11/15/41	1,000	1,071,600
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 07/01/44	350	376,173
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	800	865,864
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/19(c)	1,710	1,737,634
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	2,030	2,344,366

		8,648,354

Security	Par (000)	Value

Minnesota — 0.8%
City of Cologne Minnesota Charter School, LRB, Cologne Academy Project, Series A, 5.00%, 07/01/45	$2,065	$2,176,035
City of Deephaven Minnesota, Refunding RB, Eagle Ridge Academy Project, Series A, 5.25%, 07/01/40	500	537,735
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	1,925	2,095,228
5.25%, 02/15/53	3,850	4,513,701
St. Paul Housing & Redevelopment Authority, RB, Nova Classical Academy, Series A, 6.63%, 09/01/21(c)	500	556,695

		9,879,394

Missouri — 1.0%
City of St. Louis Missouri IDA, Refunding RB, BallPark Village Development Project, Series A:
4.38%, 11/15/35	1,020	1,092,400
4.75%, 11/15/47	1,135	1,197,618
Kansas City Land Clearance Redevelopment Authority, Tax Allocation Bonds(b):
4.38%, 02/01/31	830	889,345
5.00%, 02/01/40	1,240	1,337,265
Kansas City Missouri IDA, Refunding RB, Kansas City United Methodist Church(b):
5.75%, 11/15/36	1,350	1,211,206
6.00%, 11/15/51	110	94,750
Kirkwood Missouri IDA, RB, Aberdeen Heights, Series A, 8.25%, 05/15/20(c)	435	461,196
Poplar Bluff Regional Transportation Development District, RB, 4.75%, 12/01/42	2,200	2,305,226
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Lukes Health Syatem, Series A, 4.00%, 11/15/48	3,650	3,887,688

		12,476,694

Nebraska — 0.7%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.00%, 09/01/42	780	850,902
Central Plains Nebraska Energy Project, Refunding RB, Gas Project No. 3, Series A, 5.00%, 09/01/42	6,090	8,024,123

		8,875,025

Nevada — 0.1%
County of Clark Nevada, Refunding, Special Assessment, Special Improvement District No. 142, Mountain’s Edge:
4.00%, 08/01/22	615	642,681
4.00%, 08/01/23	380	396,648

		1,039,329

New Hampshire — 0.6%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(b):
Series B, 4.63%, 11/01/42	4,650	4,730,212
Series C, AMT, 4.88%, 11/01/42	2,515	2,558,132
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 08/01/19(c)	435	436,610

		7,724,954

New Jersey — 5.3%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	5,750	6,261,175
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(b)	1,155	1,167,174

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) June 30, 2019	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	$1,500	$1,594,590
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	1,965	2,129,372
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 4.88%, 09/15/19	230	231,249
Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	840	919,817
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	1,360	1,521,024
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 04/01/31	2,880	3,364,329
Provident Group-Kean Properties, Series A, 5.00%, 07/01/32	235	264,384
Provident Group-Kean Properties, Series A, 5.00%, 07/01/37	375	414,896
Series EEE, 5.00%, 06/15/48	6,970	7,811,976
State House Project, Series B, Remark 10, 5.00%, 06/15/43	3,755	4,226,891
Team Academy Charter School Project, 6.00%, 10/01/43	970	1,092,259
New Jersey Health Care Facilities Financing Authority, Refunding RB, :
5.00%, 07/01/32	1,140	1,359,986
5.00%, 07/01/33	1,450	1,725,253
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/28	7,050	8,277,757
Transportation Program Bonds, Series S, 5.25%, 06/15/43	4,095	4,701,142
Transportation Program, Series AA, 5.25%, 06/15/41	1,265	1,408,249
Transportation Program, Series AA, 5.00%, 06/15/44	1,005	1,085,571
Transportation Program, Series AA, 5.00%, 06/15/44	1,860	2,000,542
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 12/15/36	1,195	1,373,545
South Jersey Port Corp., RB, Sub-Marine Terminal, Series B, AMT, 5.00%, 01/01/36	575	649,641
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	900	1,022,634
Sub-Series B, 5.00%, 06/01/46	10,370	11,121,410

		65,724,866

New Mexico — 0.2%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 07/01/42	2,030	2,157,443

New York — 7.6%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(b)	1,215	1,341,226
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 06/01/48	4,475	4,551,209
Counties of New York Tobacco Trust II, RB, Settlement Pass-Through, 5.75%, 06/01/43	485	486,125
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41(b)	8,100	8,289,054
5.00%, 06/01/42	4,520	4,519,865
5.00%, 06/01/45	1,695	1,683,355

Security	Par (000)	Value

New York (continued)
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B:
5.00%, 06/01/45	$4,010	$4,231,031
5.00%, 06/01/51	6,865	7,226,374
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 08/01/46	2,580	2,579,819
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,375	1,474,788
County of Westchester New York Local Development Corp., Refunding RB, Westchester Medical Center Obligation, 5.00%, 11/01/46	4,495	4,992,956
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	3,210	3,210,642
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A:
5.00%, 11/15/56	6,425	7,051,052
5.00%, 11/15/51	3,135	3,301,437
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	375	382,523
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(b)	7,365	8,044,200
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(b)	450	498,600
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(b)	1,070	1,195,875
3 World Trade Center Project, Class 3, 7.25%, 11/15/44(b)	3,115	3,770,458
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	3,000	3,332,820
New York Transportation Development Corp., RB, AMT, 4.00%, 01/01/36	5,000	5,341,250
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT:
5.00%, 08/01/26	3,130	3,313,449
5.00%, 08/01/31	6,995	7,353,004
Niagara Area Development Corp., Refunding RB, Covanta Project, Series A, AMT, 4.75%, 11/01/42(b)	530	548,253
Rockland Tobacco Asset Securitization Corp., RB, Asset-Backed, 5.75%, 08/15/43	690	695,003
State of New York Dormitory Authority, Refunding RB, Orange Regional Medical Center(b):
5.00%, 12/01/33	590	685,905
5.00%, 12/01/35	785	906,950
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C:
4.00%, 06/01/42	965	982,023
5.13%, 06/01/51	2,000	2,097,960

		94,087,206

North Carolina — 0.4%
North Carolina Department of Transportation, RB, AMT, I-77 Hot Lanes Project, 5.00%, 06/30/54	1,385	1,509,304
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(c)	3,055	3,378,372

		4,887,676

North Dakota — 0.5%
County of Cass North Dakota, Refunding RB, Essentia Health Obligated Group, Series B, 5.25%, 02/15/58	1,785	2,035,186

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2019	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Dakota (continued)
County of Ward North Dakota, RB, Trinity Obligated Group, Series C, 5.00%, 06/01/53	$4,000	$4,376,880

		6,412,066

Ohio — 2.7%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2:
Senior Turbo Term, 5.13%, 06/01/24	850	822,485
Senior Turbo Term, 5.88%, 06/01/47	10,545	10,327,668
6.00%, 06/01/42	10,000	9,907,400
County of Butler Port Authority, RB, Series A-1(b):
Storypoint Fairfield Project, 6.25%, 01/15/34	1,575	1,673,674
StoryPoint Fairfield Project, 6.38%, 01/15/43	840	889,073
County of Hamilton Ohio, Refunding RB, Improvement-Life Enriching Communities, 5.00%, 01/01/46	1,435	1,560,347
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)(h)	5,000	5,340,300
Port of Greater Cincinnati Development Authority, RB, AHA-Colonial Village Athens Garden, 5.25%, 12/01/50	740	541,206
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	2,410	2,613,404

		33,675,557

Oklahoma — 1.2%
County of Tulsa Oklahoma Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/37	1,050	1,188,852
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B:
5.00%, 08/15/38	4,585	5,351,979
5.25%, 08/15/43	4,130	4,876,497
Oklahoma Turnpike Authority, RB, 2nd Series C, 4.00%, 01/01/42	3,340	3,562,177

		14,979,505

Oregon — 0.2%
County of Polk Hospital Facility Authority, RB, :
5.13%, 07/01/35	620	665,037
5.38%, 07/01/45	535	570,107
State of Oregon Facilities Authority, RB,(b):
5.00%, 06/15/49	915	917,141
5.25%, 06/15/55	505	513,085

		2,665,370

Pennsylvania — 2.2%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, :
5.00%, 05/01/35	1,185	1,250,045
5.00%, 05/01/42	2,730	2,855,061
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/36	3,000	3,250,620
County of Lehigh Pennsylvania General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 07/01/32	745	777,899
County of Montgomery Higher Education & Health Authority, Refunding RB, :
4.00%, 09/01/49	880	946,678
5.00%, 09/01/43	2,095	2,460,410
County of Montgomery Pennsylvania IDA, RB, Foulkeways Gwynedd Project, 5.00%, 12/01/46	1,470	1,586,115
County of Montgomery Pennsylvania IDA, Refunding RB, Whitemarsh Continuing Care Retirement Community Project, 5.38%, 01/01/50	1,865	1,910,786

Security	Par (000)	Value

Pennsylvania (continued)
County of Northampton Pennsylvania IDA, Tax Allocation Bonds, Route 33 Project, 7.00%, 07/01/32	$1,180	$1,346,887
East Hempfield Township Pennsylvania IDA, RB:
5.00%, 07/01/34	1,000	1,078,080
5.00%, 07/01/46	1,750	1,852,655
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	895	999,044
U.S. Airways Group, Series A, 7.50%, 05/01/20	1,200	1,251,684
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	5,390	5,733,181

		27,299,145

Puerto Rico — 6.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	1,145	1,161,694
Commonwealth of Puerto Rico, GO Refunding Public Improvement(e)(f):
Series A, 5.50%, 07/01/39	1,080	632,639
Series A, 8.00%, 07/01/35	6,015	3,157,875
Series B, 5.25%, 07/01/17	1,060	799,167
Series C, 6.50%, 07/01/40	400	287,270
Commonwealth of Puerto Rico, GO(e)(f):
6.00%, 07/01/38	1,210	912,257
Refunding Public Improvement, 5.25%, 07/01/16	1,135	855,712
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, :
5.00%, 07/01/33	530	530,641
5.13%, 07/01/37	395	396,454
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, :
6.00%, 07/01/38	7,210	7,270,852
6.00%, 07/01/44	3,275	3,302,641
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, :
5.75%, 07/01/37	5,575	5,673,287
5.25%, 07/01/42	6,740	6,773,430
Puerto Rico Electric Power Authority, RB(e)(f):
Series 2013-A, 7.00%, 07/01/33	340	273,494
Series 2013-A, 7.00%, 07/01/43	320	257,406
Series 2013-A, 7.25%, 07/01/30	250	201,099
Series A, 5.00%, 07/01/29	1,500	1,174,554
Series A, 5.00%, 07/01/42	2,100	1,644,376
Series TT, 5.00%, 07/01/25	165	129,201
Series TT, 5.00%, 07/01/26	455	356,281
Series TT, 5.00%, 07/01/32	380	297,554
Series WW, 5.38%, 07/01/24	305	238,826
Series WW, 5.50%, 07/01/38	415	324,960
Series XX, 5.25%, 07/01/27	230	180,098
Series XX, 5.25%, 07/01/35	565	442,415
Series XX, 5.25%, 07/01/40	785	614,683
Puerto Rico Electric Power Authority, Refunding RB(e)(f):
Series AAA, 5.25%, 07/01/28	555	434,585
Series AAA, 5.25%, 07/01/29	190	148,777
Series ZZ, 5.25%, 07/01/21	90	70,473
Series ZZ, 5.25%, 07/01/24	705	552,040
Series ZZ, 5.00%, 07/01/28	345	270,147
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities:
Series F (GTD), 5.25%, 07/01/24(e)(f)	1,495	1,280,094
Series G (GTD), 4.75%, 07/01/32	1,230	1,053,188
Series M (GTD), 6.25%, 07/01/31	2,000	1,712,500

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) June 30, 2019	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured(d):
CAB, Series A-1, 0.00%, 07/01/24	$132	$112,746
CAB, Series A-1, 0.00%, 07/01/27	252	193,652
CAB, Series A-1, 0.00%, 07/01/29	397	277,678
CAB, Series A-1, 0.00%, 07/01/31	615	384,270
CAB, Series A-1, 0.00%, 07/01/33	679	378,074
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(d)	3,386	773,464
CAB, Series A-1, 0.00%, 07/01/51(d)	2,758	465,578
Series A-1, 4.50%, 07/01/34	1,301	1,341,604
Series A-1, 4.75%, 07/01/53	6,317	6,149,663
Series A-1, 5.00%, 07/01/58	11,412	11,406,066
Series A-2, 4.55%, 07/01/40	6,394	6,167,525
Series A-2, 4.75%, 07/01/53	40	37,705
Series A-2, 5.00%, 07/01/58	6,230	6,020,672

		77,119,367

Rhode Island — 1.7%
Rhode Island Student Loan Authority, Refunding RB, Senior-Series A, AMT, 3.50%, 12/01/34	1,880	1,949,786
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	1,005	1,110,173
Series A, 5.00%, 06/01/40	5,500	5,979,050
Series B, 4.50%, 06/01/45	6,350	6,488,874
Series B, 5.00%, 06/01/50	5,650	5,907,471

		21,435,354

South Carolina — 2.3%
South Carolina Jobs-Economic Development Authority, Refunding RB:
Prisma Health Obligated Group, Series A, 5.00%, 05/01/48	5,825	6,768,767
The Woodlands at Furman, 4.00%, 11/15/27	825	837,779
State of South Carolina Ports Authority, RB, AMT, 5.00%, 07/01/45	1,975	2,229,597
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	3,475	3,865,416
State of South Carolina Public Service Authority, Refunding RB, Series A, 5.00%, 12/01/50	13,005	14,783,954

		28,485,513

Tennessee — 0.9%
County of Knox Health Educational & Housing Facility Board, Refunding RB, University Health System, Inc., 5.00%, 04/01/36	560	631,501
County of Memphis-Shelby Tennessee Industrial Development Board, Refunding, :
5.50%, 07/01/37	1,650	1,819,092
5.63%, 01/01/46	1,875	2,030,569
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	925	1,066,275
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, :
4.00%, 10/01/49	1,635	1,693,729
5.25%, 10/01/58	3,335	3,927,196
Nashville Metropolitan Development & Housing Agency, Tax Allocation Bonds, Tax Increment Development Revenue Fifth+Broadway Development Project, 5.13%, 06/01/36(b)	500	552,895

		11,721,257

Security	Par (000)	Value

Texas — 6.5%
Arlington Higher Education Finance Corp., RB, Series A:
5.88%, 03/01/24	$500	$516,050
Wayside Schools, 4.63%, 08/15/46	830	838,117
Central Texas Regional Mobility Authority, Refunding RB(d):
CAB, 0.00%, 01/01/28	3,000	2,430,810
CAB, 0.00%, 01/01/29	500	389,785
CAB, 0.00%, 01/01/30	1,330	994,015
CAB, 0.00%, 01/01/31	4,000	2,857,280
Senior Lien, 6.25%, 01/01/21(c)	765	820,072
City of Austin Texas Airport System Revenue, RB, Series B, AMT, 5.00%, 11/15/46	3,500	4,049,220
City of Houston Texas Airport System, Refunding ARB, AMT:
Special Facilities, Continental Airlines, Inc., Series A, 6.63%, 07/15/38	1,110	1,195,303
United Airlines, Inc. Terminal E Project, 5.00%, 07/01/29	1,000	1,110,500
United Airlines, Inc., Airport Improvement Projects, Series C, 5.00%, 07/15/20	825	851,153
United Airlines, Inc., 5.00%, 07/15/28	2,725	3,256,893
County of Bexar Texas Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 07/01/20(c)	1,320	1,383,083
County of Fort Bend Texas Industrial Development Corp., RB, NRG Energy Inc. Project, Series B, 4.75%, 11/01/42	3,380	3,506,277
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding, :
5.00%, 01/01/38	510	537,555
5.00%, 01/01/43	520	544,534
5.13%, 01/01/48	1,535	1,616,447
County of Harris Texas Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 0.00%, 11/15/41(d)	350	132,472
County of Hemphill Hospital District,(h):
4.63%, 02/01/39	1,500	1,501,575
4.75%, 02/01/45	2,500	2,499,050
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	290	295,893
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB:
Christus Health, Series B, 5.00%, 07/01/48	8,560	10,100,030
Senior Living Center Project, Series A, 8.25%, 11/15/44	800	638,400
County of Travis Texas Health Facilities Development Corp., Refunding RB, 7.13%, 01/01/21(c)	1,920	2,083,354
Houston Higher Education Finance Corp., RB, Cosmos Foundation, Inc., 6.50%, 05/15/21(c)	535	585,370
Mission EDC, Refunding RB, Senior Lien, NatGasoline Project, AMT, 4.63%, 10/01/31(b)	1,500	1,605,285
New Hope Cultural Education Facilities Corp., RB, :
5.88%, 04/01/36	890	977,647
6.00%, 04/01/45	1,355	1,475,473
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, Jubilee Academic(b):
Center, 5.00%, 08/15/46	695	701,470
5.00%, 08/15/36	2,520	2,566,595
Newark Higher Education Finance Corp., RB:
Austin Achieve Public School, Inc., 5.00%, 06/15/48	1,500	1,520,400
Series A, 5.50%, 08/15/35(b)	375	417,799
Series A, 5.75%, 08/15/45(b)	645	716,918

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2019	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
North Texas Tollway Authority, Refunding RB, 2nd Tier-Series B, 5.00%, 01/01/43	$5,145	$6,005,347
Red River Health Facilities Development Corp., First MRB, Project:
Eden Home, Inc., 7.25%, 12/15/42(e)(f)	1,330	826,731
Wichita Falls Retirement Foundation, 5.13%, 01/01/41	600	617,028
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
AMT, Blueridge Transportation Group, 5.00%, 12/31/50	3,480	3,818,465
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	1,000	1,051,150
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	4,740	4,861,297
Texas Transportation Commission, RB, CAB, First Tier Toll Revenue(d):
0.00%, 08/01/46	2,580	751,425
0.00%, 08/01/47	3,850	1,064,794
0.00%, 08/01/48	4,070	1,068,578
0.00%, 08/01/49	3,825	968,834
0.00%, 08/01/50	5,485	1,281,625
0.00%, 08/01/51	3,230	711,827
0.00%, 08/01/52	3,230	672,389
0.00%, 08/01/53	290	56,820
Town of Flower Mound Texas, Special Assessment Bonds, 6.50%, 09/01/36	1,500	1,545,705

		80,016,840

Utah — 0.4%
State of Utah Charter School Finance Authority, RB:
Navigator Pointe Academy, Series A, 5.63%, 07/15/40	1,000	1,027,980
Spectrum Academy Project, 6.00%, 04/15/45(b)	2,000	2,014,860
State of Utah Charter School Finance Authority, Refunding RB, 6.75%, 10/15/43	2,050	2,054,080

		5,096,920

Virginia — 2.3%
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
5.00%, 07/01/42	2,000	2,078,960
Residential Care Facility, 5.00%, 07/01/47	1,015	1,052,200
Lower Magnolia Green Community Development Authority, Special Assessment Bonds(b):
5.00%, 03/01/35	490	511,996
5.00%, 03/01/45	505	518,721
Mosaic District Community Development Authority, Special Assessment Bonds, Series A:
6.63%, 03/01/26	515	552,343
6.88%, 03/01/36	450	478,665
Norfolk Redevelopment & Housing Authority, RB,:
5.00%, 01/01/49	1,250	1,326,762
5.25%, 01/01/54	3,750	4,016,775
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	7,120	7,119,929
Virginia Beach Development Authority, Refunding RB, Westminster-Canterbury on Chesapeake Bay, 4.00%, 09/01/48	2,885	2,914,802
Virginia College Building Authority, RB, Green Bond, Marymount University Project, Series B, 5.00%, 07/01/45(b)	535	562,542
Virginia Small Business Financing Authority, RB, Senior Lien, AMT:
Elizabeth River Crossings OpCo LLC Project, 6.00%, 01/01/37	3,360	3,715,051
Express Lanes LLC, 5.00%, 07/01/34	3,300	3,510,870

		28,359,616

Security	Par (000)	Value

Washington — 0.5%
County of King Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	$545	$566,478
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 09/01/42	1,005	1,039,371
Washington State Housing Finance Commission, Refunding RB(b):
5.75%, 01/01/35	355	368,888
6.00%, 01/01/45	940	972,618
Horizon House Project, 5.00%, 01/01/48	2,410	2,654,591

		5,601,946

Wisconsin — 1.8%
Public Finance Authority, RB:
Alabama Proton Therapy Center, Series A, 6.25%, 10/01/31(b)	910	1,002,938
Alabama Proton Therapy Center, Series A, 7.00%, 10/01/47(b)	910	1,008,835
American Preparatory Academy — Las Vegas Project, Series A, 5.38%, 07/15/47(b)	1,595	1,713,604
Delray Beach Radiation Therapy, 6.85%, 11/01/46(b)	1,325	1,462,787
Delray Beach Radiation Therapy, 7.00%, 11/01/46(b)	805	896,005
Minnesota College of Osteopathic Medicine, Series A-1, 5.50%, 12/01/48(b)	1,260	1,374,698
Piedmont Community Charter School, 5.00%, 06/15/39	310	355,427
Piedmont Community Charter School, 5.00%, 06/15/49	955	1,072,446
Piedmont Community Charter School, 5.00%, 06/15/53	645	718,188
Traders Point Christian Schools, Series A, 5.38%, 06/01/44(b)	1,215	1,247,671
Traders Point Christian Schools, Series A, 5.50%, 06/01/54(b)	1,500	1,537,680
Voyager Foundation, Inc. Project, Series A, 5.13%, 10/01/45	1,850	1,960,686
Public Finance Authority, Refunding RB:
Celanese Project, Series D, 4.05%, 11/01/30	525	554,757
Senior Obligated Group, Series B, AMT, 5.00%, 07/01/42	2,150	2,281,472
White Stone Retirement Facilities, 5.00%, 03/01/52(b)	1,300	1,446,601
Wingate University, Series A, 5.25%, 10/01/48	1,790	2,004,693
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Benevolent Corporation Cedar Community, 5.00%, 06/01/41	350	374,651
St. Johns Communities, Inc., Series A, 7.25%, 09/15/19(c)	75	75,891
St. Johns Communities, Inc., Series A, 7.63%, 09/15/19(c)	145	146,795
Wisconsin Housing & Economic Development Authority, RB, M/F Housning, WHPC Madison Pool Project, Series A, 4.70%, 07/01/47	740	794,649

		22,030,474

Total Municipal Bonds — 85.1% (Cost — $990,560,266)		1,054,612,843

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) June 30, 2019	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 0.1%
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 05/15/40	$1,678	$1,724,906

Colorado — 0.5%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth Health System, Series A, 5.00%, 01/01/40	5,592	5,672,187

Florida — 0.3%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/20(c)	3,499	3,657,383

Illinois — 1.3%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 08/15/41	2,480	2,695,190
Illinois Finance Authority, Refunding RB, Presence Health Network, Series A:
4.00%, 02/15/27(c)	13	13,765
4.00%, 02/15/41	6,497	7,116,765
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	5,011	5,755,475

		15,581,195

Massachusetts — 0.3%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	3,464	3,685,599

New York — 5.9%
City of New York Housing Development Corp., RB, M/F, Series C-1A:
4.15%, 11/01/39	3,107	3,227,182
4.20%, 11/01/44	5,695	5,915,311
4.30%, 11/01/47	4,660	4,840,703
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series HH, 5.00%, 06/15/31(j)	3,015	3,221,256
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(j):
5.75%, 02/15/21(c)	1,065	1,136,397
5.75%, 02/15/47	655	699,077
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,725	8,418,702
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(j)	2,520	2,755,442
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 03/15/36	21,670	25,558,248
Port Authority of New York & New Jersey, Refunding ARB, Series194th, 5.25%, 10/15/55	2,925	3,463,756
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 4.00%, 03/15/46	13,005	14,163,355

		73,399,429

North Carolina — 0.3%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	2,930	3,418,665

Pennsylvania — 0.3%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	3,677	4,358,043

Rhode Island — 0.2%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/43	2,641	2,736,049

Security	Par (000)	Value

Texas — 0.3%
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	$3,480	$3,608,760

Virginia — 0.2%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,501	2,562,283

Washington — 1.1%
City of Bellingham Washington Water & Sewer Revenue, RB, Water & Sewer, 5.00%, 08/01/40	2,999	3,192,584
County of Snohomish Public Utility District No. 1, 5.00%, 12/01/45	8,664	9,991,629

		13,184,213

Wisconsin — 0.1%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, The Medical College of Wisconsin, Inc., 4.00%, 12/01/46	1,774	1,896,349

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 10.9% (Cost — $128,161,109)		135,485,061

Total Long-Term Investments — 96.6% (Cost — $1,126,691,625)		1,198,070,404

	Shares

Short-Term Securities — 9.2%
BlackRock Liquidity Funds, MuniCash,
Institutional Class, 1.65%(k)(l)	114,002,708	114,014,108

Total Short-Term Securities — 9.2% (Cost — $114,014,217)		114,014,108

Total Investments — 105.8% (Cost — $1,240,705,842)		1,312,084,512

Other Assets Less Liabilities — 0.3%		3,127,836

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (6.1)%		(75,600,106)

Net Assets — 100.0%		$1,239,612,242

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(h)	When-issued security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between November 15, 2019 to December 15, 2020, is $4,332,892. See Note 4 of the Notes to Financial Statements for details.

(k)	Annualized 7-day yield as of period end.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2019	BlackRock High Yield Municipal Fund

(l)

During the year ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 06/30/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	37,605,441	76,397,267	114,002,708	$114,014,108	$813,802	$64	$(2,732)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	63	09/19/19	$8,062	$(129,695)
Long U.S. Treasury Bond	300	09/19/19	46,678	(968,884)
5-Year U.S. Treasury Note	47	09/30/19	5,553	(47,948)

				$(1,146,527)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,146,527	$—	$1,146,527

(a)

Includes cumulative depreciation on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings.

For the year ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(3,750,941)	$—	$(3,750,941)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(647,800)	$—	$(647,800)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$54,295,709

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) June 30, 2019	BlackRock High Yield Municipal Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$7,972,500	$1,190,097,904	$—	$1,198,070,404
Short-Term Securities	114,014,108	—	—	114,014,108

	$121,986,608	$1,190,097,904	$—	$1,312,084,512

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(1,146,527)	$—	$—	$(1,146,527)

(a)	See above Schedule of Investments for values in each state.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $75,300,547 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments June 30, 2019	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 92.5%

Alabama — 5.1%
Black Belt Energy Gas District, RB, Project No. 4, Series A-1, 4.00%, 12/01/49(a)	$225,000	$250,308,000
City of Homewood Alabama, GO, Refunding, 5.25%, 09/01/46	27,625	32,817,395
County of Tuscaloosa IDA, Refunding RB, Hunt Refining Project, Series A(b):
4.50%, 05/01/32	7,045	7,516,522
5.25%, 05/01/44	8,980	9,872,163
Prattville Alabama IDB, RB, Recovery Zone Facility, Series C, 6.25%, 11/01/33	3,380	3,425,427
Southeast Alabama Gas Supply District, RB, Project #2, Series A, 4.00%, 06/01/49(a)	230,985	251,993,086
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(c)	16,315	17,254,581

		573,187,174

Alaska — 0.1%
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC)(c):
6.00%, 09/01/19	5,250	5,290,478
6.00%, 09/01/19	2,000	2,015,505

		7,305,983

Arizona — 1.1%
Arizona IDA, Refunding RB, Odyssey Preparatory Academy Project, Series A(b):
5.25%, 07/01/37	2,780	2,642,112
5.50%, 07/01/52	2,450	2,327,647
Chandler IDA, RB, VRDN, Intel Corporation Project, AMT, 5.00%, 06/01/49(a)	34,685	39,749,010
City of Mesa Arizona Utility System, RB, Utility System, 5.00%, 07/01/35	30,000	31,978,200
City of Phoenix Arizona IDA, RB:
Candeo School, Inc. Project, 6.88%, 07/01/44	3,440	3,885,274
Legacy Traditional Schools Project, Series A, 6.50%, 07/01/34(b)	2,000	2,256,920
Legacy Traditional Schools Projects, Series A, 6.75%, 07/01/44(b)	3,500	3,930,045
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, 5.00%, 07/01/45(b)	2,280	2,391,218
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group, 5.00%, 01/01/38	27,000	31,830,570
County of Pinal Arizona IDA, RB, San Manuel Facility Project, 6.25%, 06/01/26	495	506,984

		121,497,980

Arkansas — 0.4%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(b)	39,265	40,557,996

California — 9.4%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 08/01/19(c)	11,525	11,572,598
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(c)	21,340	22,495,774
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 07/01/19(c)	26,655	26,655,000
California Statewide Communities Development Authority, RB:
Loma Linda University Medical Center, 5.25%, 12/01/48(b)	2,000	2,288,700
Sutter Health, Series A, 6.00%, 08/15/20(c)	11,600	12,236,840

Security	Par (000)	Value

California (continued)
City & County of San Francisco California Airports Commission, Refunding ARB, San Francisco International Airport, Series A, AMT, 5.00%, 05/01/41	$20,000	$23,112,200
City of Los Angeles California, RB, 5.00%, 06/25/20(d)	150,000	155,428,500
City of Los Angeles California Department of Water & Power, Refunding RB:
Series B, 5.00%, 07/01/43	19,175	23,483,431
Water System, Series A, 5.25%, 07/01/39	40,000	42,216,000
City of Los Angeles California Municipal Improvement Corp., RB, Real Property, Series E(c):
6.00%, 09/01/19	4,915	4,954,369
6.00%, 09/01/19	9,450	9,525,695
City of Los Angeles California Wastewater System Revenue, Refunding RB, Green Bond, Sub-Series A, 5.25%, 06/01/47	27,620	33,637,569
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT:
5.75%, 03/01/34	7,010	7,459,411
6.25%, 03/01/34	5,250	5,634,143
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 05/01/36	1,510	1,639,377
6.50%, 05/01/42	5,130	5,541,990
County of Alameda & City of Oakland California, GO, Election of 2012, 6.63%, 08/01/21(c)	3,750	4,172,775
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(c)	12,830	13,851,140
Gilroy Public Facilities Financing Authority, Refunding RB, 6.00%, 11/01/33	6,535	7,755,150
Golden State Tobacco Securitization Corp., Refunding RB:
Series A-1, 5.00%, 06/01/47	17,805	17,758,885
Series A-1, 5.25%, 06/01/47	9,535	9,630,350
Series A-2, 5.00%, 06/01/47	51,835	51,770,725
Los Angeles California Unified School District, GO, Refunding, Series A, 5.00%, 07/01/23	30,365	34,649,502
Los Angeles Department of Water, Refunding RB, Series A, 5.25%, 07/01/44	19,000	23,373,230
Los Angeles Department of Water & Power, Refunding RB, Power System, Series B :
5.25%, 07/01/37	13,500	16,579,890
5.25%, 07/01/38	15,000	18,389,700
5.25%, 07/01/39	7,000	8,565,340
Palomar Community College District, GO, Election of 2006, Series D, 5.25%, 08/01/45	24,540	30,083,095
Port of Oakland California, Refunding RB, Senior Lien, Series P, AMT, 5.00%, 05/01/31	13,010	14,153,449
San Diego County Regional Transportation Commission, Refunding RB, Series A, 5.00%, 04/01/41	41,140	48,506,528
San Diego Public Facilities Financing Authority, Refunding RB, Series A:
5.00%, 05/15/39	10,000	12,015,100
Subordinated, 5.25%, 08/01/47	13,645	16,989,253
State of California, GO, Refunding:
5.00%, 04/01/21	80,885	86,283,265
Various Purpose, 5.25%, 10/01/39	20,100	24,269,142
State of California, GO, Various Purposes, 6.00%, 11/01/39	64,190	65,118,829
State of California Public Works Board, LRB, Various Capital Projects(c):
Sub-Series A-1, 6.00%, 03/01/20	14,125	14,580,531
Sub-Series I-1, 6.13%, 11/01/19	10,015	10,180,748
Sub-Series I-1, 6.38%, 11/01/19	11,680	11,882,882
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 5.00%, 06/01/37	6,895	6,895,552

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) June 30, 2019	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
University of California, RB, Series AV, 5.25%, 05/15/42	$58,825	$72,157,686
University of California, Refunding RB, General, Series AZ, 5.00%, 05/15/43	45,000	54,491,400

		1,061,985,744

Colorado — 1.7%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(b)	6,930	7,252,799
City & County of Denver Colorado, COP, Series A, 5.38%, 06/01/43	10,000	12,018,800
City & County of Denver Colorado, Refunding RB, United Airlines, Inc. Project, AMT, 5.00%, 10/01/32	40,475	44,015,348
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT:
5.00%, 12/01/37	38,000	45,489,040
5.25%, 12/01/43	22,620	27,284,697
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	4,655	4,669,663
Colorado Health Facilities Authority, Refunding RB, Frasier Meadows Retirement Community Project, Series A, 5.25%, 05/15/47	2,500	2,779,675
Cottonwood Highlands Metropolitan District No. 1, GOL, Series A, 5.00%, 12/01/49	900	926,199
Metro Wastewater Reclamation District, RB, Series A, 4.00%, 04/01/31	14,880	15,882,615
State of Colorado, COP, Series J, 5.25%, 03/15/42	30,000	36,432,300

		196,751,136

Connecticut — 0.1%
Connecticut State Health & Educational Facilities Authority, RB, Yale University Issue, Series T-2, 1.65%, 07/01/29(a)	13,985	14,009,474
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)	2,000	2,060,680

		16,070,154

Delaware — 0.3%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	31,500	33,120,360

District of Columbia — 3.5%
District of Columbia, GO, Refunding, Series A, 5.00%, 10/15/44	30,000	36,540,000
District of Columbia, GO:
Series A, 5.00%, 06/01/41	20,000	23,541,400
Series D, 5.00%, 06/01/42	40,000	47,540,400
District of Columbia, RB, Series A, 5.50%, 12/01/30	20,530	20,858,480
District of Columbia Water & Sewer Authority, Refunding RB, Series B:
5.25%, 10/01/40	48,060	56,731,947
5.25%, 10/01/44	63,075	74,228,552
Metropolitan Washington Airports Authority, Refunding ARB, AMT, Series A, 5.00%, 10/01/36	12,000	14,477,400
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	5,765	5,820,171
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Dulles Metrorail And Capital Improvement Projects, Series A, 5.00%, 10/01/44(d)	16,000	19,083,840
Washington Metropolitan Area Transit Authority, RB:
5.00%, 07/01/43	35,480	41,956,874
Series B, 5.00%, 07/01/42	50,000	59,297,000

		400,076,064

Florida — 6.6%
Capital Trust Agency, Inc., RB, Renaissance Charter School, Inc., Series A, 5.00%, 06/15/49(b)	4,365	4,488,006

Security	Par (000)	Value

Florida (continued)
City of Tampa Florida, Special Assessment Bonds, Green Bonds, Central and Lower Basis Stormwater Improvements :
5.25%, 05/01/43	$11,720	$14,375,166
5.25%, 05/01/46	15,430	18,883,080
County of Escambia Florida, RB, International Paper Co. Projects, Series B, 6.25%, 11/01/33	7,500	7,600,800
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt Obligated Group, 6.00%, 11/15/37	4,980	5,057,588
County of Hillsborough Florida District Port Authority, ARB, Series A, 5.25%, 06/01/48	8,375	10,016,835
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 6.00%, 10/01/38	6,325	7,300,694
Series A, 5.50%, 10/01/42	5,375	6,055,797
Series B, AMT, 6.25%, 10/01/38	5,000	5,765,500
Series B, AMT, 6.00%, 10/01/42	2,350	2,688,212
County of Miami-Dade Florida, Refunding RB, 5.00%, 10/01/41	7,010	8,179,829
County of Miami-Dade Florida, Aviation, Refunding RB,
Series B, AMT, 5.00%, 10/01/40	90,000	105,505,200
County of Palm Beach Florida, RB, Plam Beach Atlantic University Housing Project, 5.00%, 04/01/51(b)	4,770	5,069,556
County of Pasco Florida Water & Sewer Revenue, RB, Improvement, Series B, 4.00%, 10/01/44	23,875	25,485,130
Florida Development Finance Corp., RB, Virgin Trains USA Passenger Rail Project, AMT, 1.90%, 01/01/49(a)	66,190	66,190,728
Florida Development Finance Corp., Refunding RB, Virgin Trains USA Passenger Rail Project, Series A, AMT, 6.38%, 01/01/49(a)(b)	3,405	3,303,769
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.13%, 06/01/27	10,010	10,603,493
Greater Orlando Aviation Authority, ARB, Priority Sub-Series A, AMT, 5.00%, 10/01/42	44,795	52,194,238
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 05/01/33	820	821,812
Lakewood Ranch Stewardship District, Special Assessment Bonds:
4.70%, 05/01/39	1,160	1,204,092
4.88%, 05/01/49	1,250	1,279,838
Del Webb Project, 5.00%, 05/01/37(b)	1,655	1,752,860
Del Webb Project, 5.13%, 05/01/47(b)	1,990	2,087,928
Lakewood National & Polo Run Projects, 4.63%, 05/01/27	1,745	1,841,237
Lakewood National & Polo Run Projects, 5.25%, 05/01/37	2,760	2,969,015
Lakewood National & Polo Run Projects, 5.38%, 05/01/47	4,785	5,099,087
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(c)	11,125	12,559,124
State of Florida, GO, Board of Education, Series E, 5.00%, 06/01/37	29,730	30,640,630
State of Florida, GO, Refunding:
Capital Outlay, Series B, 4.00%, 06/01/36(d)	8,740	9,935,719
Capital Outlay, Series B, 4.00%, 06/01/37(d)	8,340	9,448,303
Capital Outlay, Series C, 4.00%, 06/01/29	17,835	19,483,846
Department of Transportation, Full Faith and Credit, Right-of-Way Acquisition and Bridge Construction, 4.00%, 07/01/30	16,880	17,733,115
Series A, 5.00%, 06/01/20	57,365	59,305,658
Series A, 5.00%, 06/01/21	23,870	25,552,835
Series A, 5.00%, 06/01/22	135,780	150,224,276
Series A, 5.00%, 06/01/23	34,120	38,941,497

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2019	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Sterling Hill Community Development District, Refunding, Special Assessment Bonds, Series B, 5.50%, 11/01/10(e)(f)	$147	$93,809

		749,738,302

Georgia — 1.2%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 01/01/30	30,000	31,989,900
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/35	15,000	17,555,100
County of Richmond Georgia Development Authority, RB, Recovery Zone Facility, International Paper Co., Series B, 6.25%, 11/01/33	3,625	3,673,720
Main Street Natural Gas Inc., RB, Series A, 4.00%, 04/01/48(a)	20,435	22,248,606
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, 3rd Indenture, Series A, 4.00%, 07/01/44	36,480	38,480,928
Municipal Electric Authority of Georgia, Refunding RB, Series EE (AMBAC), 7.00%, 01/01/25	20,000	25,116,600

		139,064,854

Illinois — 8.6%
Chicago Board of Education, GO, Series D, :
5.00%, 12/01/36	4,620	5,146,218
5.00%, 12/01/46	4,475	4,884,239
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series C, 5.00%, 12/01/25	12,760	14,326,545
Dedicated Revenues, Series F, 5.00%, 12/01/24	9,585	10,615,196
Dedicated Revenues, Series G, 5.00%, 12/01/34	5,000	5,598,300
Series B, 4.00%, 12/01/35	11,640	11,691,681
Series C, 5.00%, 12/01/23	4,310	4,698,288
Series C, 5.00%, 12/01/24	4,445	4,922,749
Series C, 5.00%, 12/01/26	3,060	3,480,750
Chicago Board of Education, GO:
Series A, 5.00%, 12/01/42	15,895	16,534,456
Series C, 5.25%, 12/01/39	7,275	7,886,318
5.00%, 12/01/46	9,805	10,813,444
5.00%, 12/01/46	25,350	26,647,920
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series C, 6.50%, 01/01/21(c)	29,835	32,113,499
Senior Lien, Series D, 5.25%, 01/01/42	49,415	58,542,445
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series C, AMT, 5.50%, 01/01/34	5,380	5,965,882
City of Chicago Illinois O’Hare International Airport, Refunding RB, Senior Lien, Series B:
5.00%, 01/01/38	30,000	35,215,500
5.00%, 01/01/39	59,885	70,131,922
Illinois Finance Authority, RB, Series A:
Carle Foundation, 6.00%, 08/15/41	6,500	7,005,570
Carle Foundation (AGM), 6.00%, 08/15/41	19,285	20,958,359
DePaul University, 6.13%, 04/01/21(c)	11,935	12,917,012
Memorial Health System, 5.25%, 07/01/44	8,370	9,288,859
Central Dupage Health, Series B, 5.50%, 11/01/19(c)	4,220	4,278,152
Central Dupage Health, Series B, 5.75%, 11/01/19(c)	6,000	6,087,600
Northwestern Memorial Healthcare, Series A, 5.00%, 07/15/42	23,695	28,075,258
Northwestern Memorial Hospital, Series A, 6.00%, 08/15/19(c)	40,655	40,879,822
OSF Healthcare System, 6.00%, 05/15/20(c)	7,875	8,186,771
OSF Healthcare System, 6.00%, 05/15/39	1,290	1,331,112
Presence Health Network, Series C, 5.00%, 02/15/41	28,920	33,998,930
Railsplitter Tobacco Settlement Authority, RB:
6.00%, 06/01/21(c)	16,690	18,152,545
5.00%, 06/01/26	15,000	17,961,900

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO, Refunding, 5.00%, 02/01/21	$5,000	$5,243,450
State of Illinois, GO:
Series B, 5.00%, 11/01/19	25,000	25,268,000
Series D, 5.00%, 11/01/22	46,380	50,665,976
Series D, 5.00%, 11/01/23	15,000	16,630,200
Series D, 5.00%, 11/01/27	10,000	11,545,600
Series D, 5.00%, 11/01/28	139,075	159,634,457
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/42	58,795	69,478,639
Series A, 4.00%, 01/01/44(d)	20,000	21,619,800
Series B, 5.00%, 01/01/40	23,520	27,154,075
Senior, Series B, 5.00%, 01/01/41	30,000	34,857,600
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	8,565	8,591,038

		969,026,077

Indiana — 0.6%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	3,870	4,478,635
7.00%, 01/01/44	7,330	8,438,296
City of Whiting Indiana, Refunding RB, BP Products North America, Inc. Project, AMT, 5.00%, 12/01/44(a)	37,000	43,918,630
Indiana Finance Authority, Refunding RB, Trinity Health, Series A, 5.63%, 12/01/19(c)	7,000	7,124,460

		63,960,021

Iowa — 2.5%
Iowa Finance Authority, RB, Iowa Health Care Facilities:
Genesis Health System, 5.50%, 07/01/33	18,750	20,978,438
Series A (AGC), 5.63%, 08/15/19(c)	5,240	5,265,886
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(a)	47,270	51,758,286
Midwestern Disaster Area, 5.25%, 12/01/25	2,500	2,729,700
Iowa Student Loan Liquidity Corp., AMT,Senior Series A-2, AMT:
5.40%, 12/01/24	1,080	1,114,927
5.50%, 12/01/25	720	743,486
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 06/01/46	4,810	4,810,289
PEFA, Inc., RB, 5.00%, 09/01/49(a)	161,315	189,916,149

		277,317,161

Kansas — 0.3%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 09/01/47	30,210	36,349,880

Kentucky — 1.8%
Kentucky Asset Liability Commission, RB, Series A, 3.00%, 06/25/20(d)	55,000	55,832,150
Kentucky Public Energy Authority, RB(a):
Series A-1, 4.00%, 12/01/49	50,000	55,142,500
Gas Supply, Series C-1, 4.00%, 12/01/49	85,000	93,671,700

		204,646,350

Louisiana — 0.7%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 09/15/44(b)	2,485	2,565,365
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	17,185	18,181,558
Louisiana Public Facilities Authority, RB, Young Audiences Charter School Project, Series A(b):
5.00%, 04/01/39	1,425	1,473,322
5.00%, 04/01/49	2,800	2,851,324

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) June 30, 2019	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A-1, 4.00%, 05/01/32	$50,000	$52,877,000

		77,948,569

Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 07/01/32	5,365	5,842,968

Maryland — 0.4%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park, Series A:
4.50%, 09/01/33	2,735	2,876,700
5.00%, 09/01/38	1,400	1,511,916
County of Montgomery Maryland, GO, Refunding, Series A:
Public Improvement, 4.00%, 11/01/28	14,750	16,272,495
4.00%, 11/01/31	14,475	16,063,921
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System, Series B (NPFGC), 7.00%, 07/01/22(g)	2,380	2,708,274
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(c)	11,000	11,804,870

		51,238,176

Massachusetts — 3.4%
Commonwealth of Massachusetts, GO, Consolidated Loan, Series A:
5.25%, 04/01/42	42,000	50,891,400
5.25%, 04/01/47	90,850	109,279,831
Commonwealth of Massachusetts, GOL, Consolidated Loan, Series E, 5.25%, 09/01/43	23,640	29,141,028
Massachusetts Development Finance Agency, RB, Series A:
Emerson College Issue, 5.25%, 01/01/42	9,655	11,144,573
Foxborough Regional Charter School, 7.00%, 07/01/20(c)	1,375	1,451,876
Massachusetts Development Finance Agency, Refunding RB:
Harvard University, Series A, 4.00%, 07/15/36	56,830	64,075,825
Newbridge on the Charles, Inc., 5.00%, 10/01/37(b)	1,000	1,099,640
Newbridge on the Charles, Inc., 5.00%, 10/01/47(b)	1,250	1,363,038
Massachusetts School Building Authority, RB, Sub Series B:
4.00%, 02/15/41	12,420	13,171,907
4.00%, 02/15/42	10,000	10,597,500
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue, Refunding RB, Series B, 5.00%, 01/01/30	5,000	5,089,450
University of Massachusetts Building Authority, Refunding RB, Senior Series A:
5.25%, 11/01/42	58,840	72,387,910
5.25%, 11/01/47	14,425	17,710,438

		387,404,416

Michigan — 1.0%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	6,485	6,932,335
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 5.00%, 11/15/41	39,010	45,041,726
Trinity Health Credit Group, Series A, 5.00%, 12/01/37	25,000	29,989,750
Michigan Strategic Fund, RB, I-75 Improvement Project, AMT, 5.00%, 12/31/43	16,470	19,168,445
Royal Oak Hospital Finance Authority Michigan, Refunding RB:
Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	10,010	11,128,717
William Beaumont Hospital, Series W, 6.00%, 08/01/19(c)	5,145	5,163,934

		117,424,907

Security	Par (000)	Value

Missouri — 0.4%
City of St. Louis Missouri, RB, Lambert-St. Louis International Airport, Series A-1, 6.25%, 07/01/29	$1,175	$1,175,482
County of St. Louis Missouri Public Water Supply District No. 2, COP, 4.00%, 12/01/41(d)	4,065	4,304,835
Kansas City Missouri IDA, ARB, Kansas City International Airport Terminal Modernization Project, Series B, AMT, 5.00%, 03/01/46	35,000	41,308,050

		46,788,367

Montana — 0.0%
City of Kalispell Montana, Refunding RB, Immanuel Lutheran Corporation Project, Series A:
5.25%, 05/15/37	405	441,766
5.25%, 05/15/47	1,500	1,610,190
5.25%, 05/15/52	1,500	1,603,485

		3,655,441

Nebraska — 0.3%
Omaha Public Power District, Separate Electric System, Refunding RB, Series A :
5.25%, 02/01/42	14,265	16,514,305
5.25%, 02/01/46	14,670	16,910,989

		33,425,294

Nevada — 1.7%
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 07/01/42	57,700	58,801,493
County of Washoe Nevada, Refunding RB, VRDN, Sierra Pacific Power Co. Projects, AMT(a):
2.05%, 03/01/36	53,000	53,309,050
Las Vegas Convention & Visitors Authority, RB, Series B, 5.00%, 07/01/43	60,000	70,947,600
Nevada Department of Business & Industry, RB, Series A(b):
5.00%, 07/15/37	875	933,730
5.00%, 07/15/47	1,400	1,475,516
State of Nevada Department of Business & Industry, RB, Somerset Academy, Series A(b):
4.50%, 12/15/29	400	425,112
5.00%, 12/15/38	685	735,964
5.00%, 12/15/48	810	852,298

		187,480,763

New Hampshire — 0.3%
New Hampshire Business Finance Authority, Refunding RB:
Resource Recovery, Covanta Project, Series B, 4.63%, 11/01/42(b)	9,085	9,241,716
Resource Recovery, Covanta Project, Series C, AMT, 4.88%, 11/01/42(b)	3,700	3,763,455
VRDN, Waste Management, Inc. Project, Series A-2, AMT, 2.15%, 07/01/27(a)(d)	5,000	5,000,900
VRDN, Waste Management, Inc. Project, Series A-2, AMT, 2.15%, 07/01/33(a)(d)	5,000	5,027,850
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 08/01/19(c)	15,605	15,662,739

		38,696,660

New Jersey — 3.0%
County of Cape May New Jersey Industrial Pollution Control Financing Authority, Refunding RB, Atlantic City Electric Co., Series A (NPFGC), 6.80%, 03/01/21	5,000	5,439,300
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(b)	5,180	5,234,597
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	5,340	5,786,691
New Jersey EDA, RB, Series WW, 5.25%, 06/15/40	14,965	16,685,376

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2019	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project, Series B , AMT, 5.60%, 11/01/34	$8,280	$8,529,394
Series B 5.50%, 06/15/30	45,895	54,330,960
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 07/01/21(c)	33,185	36,268,882
AHS Hospital Corp., 6.00%, 07/01/21(c)	1,200	1,311,516
Hackensack Meridian Health Obligated Group Issue, Series A, 5.00%, 07/01/35	7,375	8,858,924
Hackensack Meridian Health Obligated Group Issue, Series A 5.00%, 07/01/38	11,950	14,254,319
Hackensack Meridian Health Obligated Group Issue, Series A 5.00%, 07/01/39	22,245	26,482,895
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/43	12,110	14,229,008
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT :
5.75%, 12/01/27	235	249,424
5.75%, 12/01/28	190	201,476
New Jersey State Turnpike Authority, Refunding RB, Series G, 5.00%, 01/01/36	20,000	24,181,600
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 6.00%, 06/15/35	2,155	2,298,652
Series AA, 5.50%, 06/15/39	39,890	43,967,955
Series C, 5.25%, 06/15/32	19,810	22,275,354
New Jersey Transportation Trust Fund Authority, Refunding RB, Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/30	20,000	23,286,400
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	10,350	11,760,291
Sub-Series B, 5.00%, 06/01/46	15,000	16,086,900

		341,719,914

New Mexico — 0.7%
City of Farmington New Mexico, Refunding RB, Public Service Company of New Mexico San Juan and Four Corners Projects, 1.88%, 04/01/33(a)	18,675	18,670,705
County of Santa Fe New Mexico, RB, (AGM), 6.00%, 02/01/27	230	270,450
New Mexico Municipal Energy Acquisition Authority, Refunding RB, Series A, 5.00%, 11/01/39(a)(d)	50,000	58,378,000

		77,319,155

New York — 15.6%
City of New York, GO:
Sub-Series D-1, 5.00%, 12/01/44	17,915	21,662,997
Sub-Series F-1, 5.00%, 04/01/43	65,000	77,708,150
City of New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution Subseries, 5.25%, 06/15/37	40,000	48,779,200
City of New York Transitional Finance Authority Building Aid Revenue, RB, Series S-3, 5.25%, 07/15/45	31,165	38,088,616
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB:
Future Tax Secured, Sub Series A-1, 5.00%, 05/01/40	19,970	23,428,205
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/31	25,000	27,227,000
Subordinate, Future Tax Secured, Sub-Series C-1, 4.00%, 11/01/42	28,225	31,254,389
Subordinate, Series C-3, 5.00%, 05/01/40	20,000	24,224,600

Security	Par (000)	Value

New York (continued)
City of New York Water & Sewer System, Refunding RB:
2nd Generation Resolution, Fiscal 2018, Series FF, 5.00%, 06/15/40	$29,790	$36,235,364
Series EE, 5.00%, 06/15/40	39,240	47,423,110
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41(b)	8,000	8,186,720
5.00%, 06/01/45	16,695	16,580,305
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	4,325	4,552,668
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, 5.75%, 02/15/47	3,435	3,632,203
Hudson Yards Infrastructure Corp., Refunding RB, Senior, Fiscal 2012:
5.00%, 02/15/37	8,000	9,550,880
5.00%, 02/15/42	25,000	29,590,250
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/39	30,000	33,942,900
Sub-Series D-1, 5.25%, 11/15/44	37,840	43,575,409
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.00%, 11/15/37	30,000	35,342,100
Series B-2, 4.00%, 05/15/20	196,235	200,593,379
SubSeries C-1, 5.25%, 11/15/31	11,550	13,773,953
Transportation, Series C, 5.00%, 11/15/29	35,265	39,063,746
Transportation, Series C, 5.00%, 11/15/30	30,955	34,244,278
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, 5.00%, 07/15/37	33,885	37,064,768
New York City Water & Sewer System, Refunding RB:
2nd General Resolution Series CC, 5.25%, 06/15/46	65,965	79,323,572
2nd General Resolution Sub Series CC1, 5.00%, 06/15/37	25,000	30,051,000
Series DD-2, Block 5, 5.00%, 06/15/40	43,865	53,011,291
Series EE, 5.25%, 06/15/36	15,500	19,077,865
New York State Dormitory Authority, RB, Bid Group 3, Series A, 5.00%, 03/15/41	10,000	12,007,700
New York State Dormitory Authority, Refunding RB, Bid Group 4, Series E, 5.00%, 03/15/44	10,000	12,026,000
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.00%, 07/01/41	5,115	5,604,761
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT :
5.00%, 08/01/26	6,000	6,351,660
5.00%, 08/01/31	49,765	52,311,973
Niagara Area Development Corp., Refunding RB, Covanta Project, Series A, AMT, 4.75%, 11/01/42(b)	5,190	5,368,744
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	37,020	43,838,714
State of New York Dormitory Authority, RB, Sales Tax, Series A-Group C, 5.00%, 03/15/43	19,020	22,533,565
State of New York Dormitory Authority, Refunding RB, Group 3, Series E, 5.00%, 03/15/41	30,150	36,573,458
State of New York HFA, Refunding RB, Affordable Housing, Series F (SONYMA), 1.70%, 05/01/50(a)	6,385	6,386,086
State of New York Personal Income Tax Revenue, Refunding RB, Group 4, Series A, 5.00%, 03/15/45	38,820	46,909,312
State of New York Thruway Authority, RB, Anticipation Notes, Series A, 4.00%, 02/01/20	412,210	414,493,643
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.25%, 11/15/45	7,805	9,236,281
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series TE, 5.00%, 12/15/41	20,000	22,637,400

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) June 30, 2019	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 5.13%, 06/01/51	$2,500	$2,622,450

		1,766,090,665

North Carolina — 0.2%
County of Columbus North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, International Paper Co. Projects, Series B, 6.25%, 11/01/33	3,000	3,040,320
State of North Carolina, GO, Refunding, Series A, 5.00%, 06/01/23	19,135	21,839,350

		24,879,670

Ohio — 2.0%
Buckeye Tobacco Settlement Financing Authority, RB :
6.25%, 06/01/37	15,450	15,526,786
Asset-Backed, Senior Turbo Term, Series A-2, 5.13%, 06/01/24	2,000	1,935,260
Asset-Backed, Senior Turbo Term, Series A-2, 5.75%, 06/01/34	3,355	3,259,785
Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/30	14,695	14,400,953
Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	35,405	34,675,303
Asset-Backed, Senior Turbo Term, Series A-2, 6.50%, 06/01/47	7,980	8,017,027
County of Butler Port Authority, RB, Series A-1 Storypoint Fairfield Project, Series A-1(b):
6.38%, 01/15/43	1,500	1,587,630
6.50%, 01/15/52	3,335	3,538,735
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A(c):
5.75%, 11/15/21	500	551,800
6.00%, 11/15/21	4,415	4,898,089
6.50%, 11/15/21	12,690	14,225,998
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.50%, 05/01/34	6,900	6,918,009
Lancaster Port Authority, Refunding RB, Series A, 5.00%, 08/01/49(a)	25,000	29,029,000
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)(d)	16,560	17,687,074
State of Ohio, RB, Cleveland Clinic Health System Obligated Group, 4.00%, 01/01/42	8,770	9,569,649
State of Ohio Turnpike Commission, RB, Junior Lien, Series A, 5.25%, 02/15/39	7,500	8,366,550
State of Ohio University, RB, General Receipts Special Purpose, Series A, 4.00%, 06/01/43	45,000	47,455,650

		221,643,298

Pennsylvania — 2.4%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project(b):
5.00%, 05/01/27	3,250	3,695,510
5.00%, 05/01/32	3,750	4,246,237
5.00%, 05/01/42	6,305	6,907,191
City of Philadelphia Pennsylvania Gas Works, RB, 12th Series B (NPFGC), 7.00%, 05/15/20(g)	600	628,548
County of Northampton Pennsylvania IDA, Tax Allocation Bonds, Route 33 Project, 7.00%, 07/01/32	2,160	2,465,489
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 04/01/39	3,475	3,479,657
VRDN, Waste Management, Inc. Project, AMT, 1.95%, 08/01/45(a)	21,500	21,489,056

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission, RB:
Series A, 5.25%, 12/01/44	$35,000	$42,538,650
Series B, 5.25%, 12/01/39	3,560	4,056,157
Sub-Series A, 5.50%, 12/01/46	46,430	55,672,356
Sub-Series B-1, 5.25%, 06/01/47	24,540	28,489,713
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(c)	1,195	1,273,583
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series A-1, 5.25%, 12/01/45	22,000	25,184,720
Philadelphia Authority for Industrial Development, RB, University of the Sciences, 5.00%, 11/01/47	30,000	33,629,700
University of Pittsburgh-of the Commonwealth System of Higher Education, RB, University Capital Project Bonds, Series A, 4.00%, 09/15/44	30,375	32,349,375

		266,105,942

Puerto Rico — 1.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.50%, 07/01/34	550	567,166
Series A-1, 4.75%, 07/01/53	38,074	37,065,420
Series A-1, 5.00%, 07/01/58	93,840	93,791,203
Series A-2, 4.55%, 07/01/40	17,961	17,324,821
Series A-2, 5.00%, 07/01/58	41,331	39,942,278

		188,690,888

Rhode Island — 0.3%
Rhode Island Student Loan Authority, RB, Senior, Series A, AMT, 2.88%, 12/01/35	22,715	23,263,340
Tobacco Settlement Financing Corp., Refunding RB, Series B, 5.00%, 06/01/50	10,000	10,455,700

		33,719,040

South Carolina — 2.6%
Patriots Energy Group Financing Agency, RB, Series A, 4.00%, 10/01/48(a)	155,440	169,474,678
South Carolina Jobs EDA, Refunding RB, Series A:
Palmetto Health (AGM), 6.25%, 08/01/21(c)	1,525	1,678,796
Palmetto Health (AGM), 6.50%, 08/01/21(c)	4,455	4,927,096
Prisma Health Obligated Group, 5.00%, 05/01/43	12,000	14,082,240
South Carolina Jobs-Economic Development Authority, Refunding RB, the Woodlands at Furman, 5.25%, 11/15/37	6,005	6,579,679
South Carolina Transportation Infrastructure Bank, Refunding RB, VRDN, Series 2003B, 2.05%, 10/01/31(a)	100,000	100,723,600

		297,466,089

Tennessee — 1.3%
County of Nashville & Davidson Metropolitan Government Water & Sewer Revenue, Refunding RB, 4.00%, 07/01/43	49,005	51,739,479
State of Tennessee, GO, Refunding, Series A, 4.00%, 08/01/24	6,000	6,487,860
Tennergy Corp., RB, Series A, 5.00%, 02/01/50(a)	72,730	83,837,326

		142,064,665

Texas — 6.1%
City of Houston Texas, Refunding, GOL, Public Improvement, Series A, 5.00%, 03/01/38	3,000	3,313,770
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc., Airport Improvement Projects, Series C, AMT, 5.00%, 07/15/20	6,535	6,742,160
City of Houston Texas Combined Utility System Revenue, Refunding RB, 1st Lien, Series B, 5.00%, 11/15/42	40,545	48,686,031

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2019	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of San Antonio Texas Electric and Gas Systems, RB, VRDN, Junior Lien, Series C, 3.00%, 12/01/45(a)	$13,590	$13,673,714
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
7.00%, 01/01/23(c)	1,075	1,279,863
7.00%, 01/01/23(c)	2,625	3,124,616
6.38%, 01/01/33	465	519,633
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	9,775	9,973,628
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB:
Christus Health, Series B, 5.00%, 07/01/43	40,000	47,426,000
Scott & White Healthcare, 6.00%, 08/15/20(c)	3,700	3,890,032
Scott & White Healthcare, 6.00%, 08/15/20(c)	46,300	48,677,968
Fort Bend Grand Parkway Toll Road Authority, RB, Subordinate Lien, 4.00%, 03/01/46	10,900	11,306,897
Frisco Independent School District, GO, (PSF-GTD), 4.00%, 08/15/44	26,630	28,594,761
Houston Independent School District, Refunding, GOL (PSF-GTD), 4.00%, 02/15/29	10,000	10,999,000
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/30	6,085	6,947,610
Mission EDC, Refunding RB, Senior Lien, NatGasoline Project, AMT, 4.63%, 10/01/31(b)	14,625	15,651,529
New Hope Cultural Education Facilities Corp., RB, Jubilee Academic Center Project, Series A, 5.00%, 08/15/37(b)	2,000	2,040,860
New Hope Cultural Education Facilities Finance Corp., RB, Jubilee Academic Center Project, Series A, 5.13%, 08/15/47(b)	2,085	2,112,355
North Texas Tollway Authority, RB, Special Projects System, Series A, 6.00%, 09/01/21(c)	4,815	5,287,255
North Texas Tollway Authority, Refunding RB:
6.00%, 01/01/25	2,365	2,373,112
1st Tier System, 6.00%, 01/01/21(c)	11,490	12,274,652
Pasadena Independent School District, GO, Refunding, School Building (PSF-GTD), 5.00%, 02/15/43	31,500	34,562,115
State of Texas, GO, Transportation Commission, Highway Improvement:
5.00%, 04/01/39	20,000	22,902,200
Series A, 5.00%, 04/01/42	65,000	70,596,500
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	48,215	50,681,197
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	51,065	52,371,753
Texas Water Development Board, RB:
Series A, 5.00%, 10/15/42	10,000	12,032,400
State Water Implementation Fund, Series A, 5.00%, 10/15/43	70,790	85,236,823
State Water Implementation Revenue, 5.25%, 10/15/46	64,170	77,370,411

		690,648,845

Utah — 0.9%
County of Utah, Utah, RB, IHC Health Services, Inc., Series A, 5.00%, 05/15/41	44,970	53,347,461
County of Utah, Utah, RB, IHC Health Services, Inc., Series B, 5.00%, 05/15/46	30,000	35,252,100
Utah State Charter School Finance Authority, Refunding RB, The Freedom Academy Foundation Project(b):
5.25%, 06/15/37	3,795	3,958,413
5.38%, 06/15/48	4,740	4,906,279

		97,464,253

Security	Par (000)	Value

Virginia — 0.7%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A, 5.50%, 03/01/46	$1,815	$1,946,896
County of Hanover Virginia EDA, Refunding RB, Covenant Woods:
5.00%, 07/01/38	125	137,280
5.00%, 07/01/48	370	400,680
5.00%, 07/01/51	430	464,430
Virginia Public School Authority, Refunding RB, Series B, 5.00%, 08/01/21	45,545	49,015,074
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 01/01/37	25,515	28,211,170

		80,175,530

Washington — 3.2%
City of Seattle Washington Municipal Light & Power Revenue, Refunding RB, 4.00%, 09/01/44	28,300	30,033,092
City of Tacoma Washington Electric System Revenue, Refunding RB, Series A, 4.00%, 01/01/42	52,415	55,277,907
City of Tacoma Washington Water Revenue, Refunding RB, 4.00%, 12/01/43	50,535	53,205,775
Grant County Public Utility District No. 2, Refunding RB, Series A, 4.00%, 01/01/44	20,425	21,705,647
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT, 5.25%, 05/01/42	48,000	56,864,640
State of Washington, GO, Series E, 4.00%, 02/01/43	23,000	24,080,770
University of Washington, Refunding RB, Series A, 5.25%, 12/01/46	23,385	28,188,981
Washington Health Care Facilities Authority, RB:
Catholic Health Initiatives, Series A, 5.75%, 01/01/45	21,355	24,152,505
MultiCare Health System, Series B (AGC), 6.00%, 08/15/19(c)	2,000	2,011,040
Swedish Health Services, Series A, 6.75%, 05/15/21(c)	16,000	17,596,480
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	10,090	10,118,756
Washington State Convention Center Public Facilities District, RB, Sub, 5.00%, 07/01/43	30,970	36,531,283

		359,766,876

Wisconsin — 0.2%
Public Finance Authority, RB(b):
Alabama Proton Therapy Center, Series A, 6.25%, 10/01/31	1,715	1,890,153
Alabama Proton Therapy Center, Series A, 7.00%, 10/01/47	1,715	1,901,266
American Preparatory AcAdemy, 5.38%, 07/15/52	6,760	7,201,496
Delray Beach Radiation Therapy, 7.00%, 11/01/46	6,385	7,106,824
Public Finance Authority, Refunding RB:
AMT, National Gypsum Co., 5.25%, 04/01/30	5,900	6,466,341
WhiteStone, Retirement Facilities First Mortgage Revenue, 5.00%, 03/01/37(b)	760	868,285

		25,434,365

Total Municipal Bonds — 92.5% (Cost — $10,050,775,077)		10,453,749,992

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

Alabama — 0.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Senior Credit Group, Series C, 5.00%, 11/15/46	73,875	86,165,588

California — 1.1%
University of California, RB, Limited Project, Series M, 5.00%, 05/15/42	100,000	120,240,000

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) June 30, 2019	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado — 0.4%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Sub-System, Series A, AMT, 5.25%, 12/01/43(i)	$35,000	$42,217,700

Massachusetts — 1.6%
Commonwealth of Massachusetts, GO, Consolidated Loan, Series E, 5.25%, 09/01/43	75,000	92,452,500
Massachusetts School Building Authority, RB, Series B, 5.25%, 02/15/48(i)	72,785	88,025,445

		180,477,945

Michigan — 0.6%
Michigan Finance Authority, RB, Mclaren Health Care, Series A, 4.00%, 02/15/44	60,000	64,335,000

Nevada — 0.8%
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/43	74,740	89,817,300

New York — 0.8%
Triborough Bridge & Tunnel Authority, Refunding RB, MTA Bridges & Tunnels, Series C-2, 5.00%, 11/15/42	78,250	94,684,847

Texas — 0.8%
Grand Parkway Transportation Corp., RB, Subordinate Tire Tela Supported, Series A, 5.00%, 10/01/43(i)	79,060	94,015,780

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 6.8% (Cost — $733,776,455)		771,954,160

Total Long-Term Investments — 99.3% (Cost — $10,784,551,532)		11,225,704,152

	Shares	Value

Short-Term Securities — 5.3%
BlackRock Liquidity Funds, MuniCash,
Institutional Class, 1.65%(j)(k)	594,051,433	$594,110,838

Total Short-Term Securities — 5.3% (Cost — $594,136,255)		594,110,838

Total Investments — 104.6% (Cost — $11,378,687,787)		11,819,814,990

Liabilities in Excess of Other Assets — (1.7)%		(191,988,632)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (2.9)%		(325,314,394)

Net Assets — 100.0%		$11,302,511,964

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	When-issued security.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between February 15, 2026 to June 1, 2026, is $98,364,352. See Note 4 of the Notes to Financial Statements for details.

(j)	Annualized 7-day yield as of period end.

(k)

During the year ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 06/30/18	Shares Purchased		Shares Sold	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	91,132,514	502,918,919	(b)	—	594,051,433	$594,110,838	$5,827,368	$16,043	$(34,074)
iShares National Municipal Bond Fund(c)	—	2,750,000		(2,750,000)	—	—	1,679,854	5,155,546	—

						$594,110,838	$7,507,222	$5,171,589	$(34,074)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)	As of period end, the entity is no longer held by the Fund.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	5,193	09/19/19	$664,542	$(7,095,109)
Long U.S. Treasury Bond	4,265	09/19/19	663,607	(7,092,730)
5-Year U.S. Treasury Note	3,353	09/30/19	396,178	(3,149,261)

				$(17,337,100)

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2019	BlackRock National Municipal Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$17,337,100	$—	$17,337,100

(a)

Includes cumulative depreciation on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings.

For the year ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(83,481,423)	$—	$(83,481,423)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(14,482,908)	$—	$(14,482,908)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$1,264,257,900

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$11,225,704,152	$—	$11,225,704,152
Short-Term Securities	594,110,838	—	—	594,110,838

	$594,110,838	$11,225,704,152	$—	$11,819,814,990

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(17,337,100)	$—	$—	$(17,337,100)

(a)	See above Schedule of Investments for values in each state.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $324,359,972 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments June 30, 2019	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 102.6%

Alabama — 2.3%
Bessemer Governmental Utility Services Corp., Refunding RB, (BAM), 5.00%, 06/01/21	$470	$500,954
Black Belt Energy Gas District, RB:
Project No. 4, Series A-1, 4.00%, 06/01/22	825	876,835
Series A, 5.00%, 12/01/20	730	763,996
Series A, 5.00%, 12/01/21	1,950	2,099,877
Southeast Alabama Gas Supply District, RB, Series A, Project:
No. 2, 4.00%, 06/01/22	1,760	1,870,880
4.00%, 06/01/23	2,225	2,403,022
State of Alabama Docks Department, Refunding RB, Series B:
5.00%, 10/01/19	1,000	1,008,640
5.00%, 10/01/20	1,750	1,824,673

		11,348,877

Arizona — 2.6%
County of Maricopa Industrial Development Authority, RB, Series A:
5.00%, 09/01/21	770	826,903
5.00%, 09/01/22	750	829,313
County of Yavapai Industrial Development Authority, RB, VRDN, Skanon Investments, Inc. (Drake Cement Project), Series A, 1.25%, 09/01/35(a)	10,000	10,000,000
Glendale Union High School District No. 205, GO, Series C, 5.00%, 07/01/22	1,000	1,103,660

		12,759,876

California — 0.8%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/21	1,305	1,416,395
California Municipal Finance Authority, Refunding RB, Biola University, 5.00%, 10/01/20	305	317,725
City of Los Angeles Department of Airports, RB, Los Angeles International Airport, Series B, AMT, 5.00%, 05/15/20	1,100	1,135,948
Palmdale Financing Authority, Refunding RB, (AGM):
4.00%, 11/01/19	325	327,944
4.00%, 11/01/20	340	352,114
Semitropic Improvement District, Refunding RB, Series A, 5.25%, 12/01/19(b)	500	508,535

		4,058,661

Colorado — 0.2%
Adams & Arapahoe Joint School District 28J Aurora, GO, Refunding, Series A, 5.00%, 12/01/20	355	373,307
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series A, 5.00%, 11/15/19	500	506,965
City of Colorado Springs Co. Utilities System Revenue, RB, VRDN, Series B, (Landesbank Hessen-THRGN SBPA), 1.28%, 11/01/36(a)	310	310,000

		1,190,272

Connecticut — 7.5%
State of Connecticut, GO, GAAP Conversion, Series A, 5.00%, 10/15/22	1,000	1,110,130
State of Connecticut, GO, Refunding, Series B, 5.00%, 05/15/22	4,955	5,437,320
State of Connecticut, GO:
Series A, 5.00%, 04/15/21	11,000	11,688,710
Series B, 5.00%, 04/15/21	685	727,888
Series E, 4.00%, 09/15/21	770	812,057
State of Connecticut Health & Educational Facilities Authority, Refunding RB:
Fairfileld University, Series S, 5.00%, 07/01/21	1,030	1,099,556
Sacred Heart University, Series I -1, 5.00%, 07/01/21	700	747,187

Security	Par (000)	Value

Connecticut (continued)
State of Connecticut Special Tax Revenue, RB:
Series B, 5.00%, 10/01/22	$3,400	$3,775,326
Transportation Infrastructure Purposes, Series A, 5.00%, 01/01/20	1,500	1,526,670
Transportation Infrastructure Purposes, Series A, 5.00%, 09/01/21	1,500	1,613,895
Transportation Infrastructure Purposes, Series A, 5.00%, 08/01/22	900	994,806
University of Connecticut, RB, Series A:
5.00%, 04/15/20	800	822,888
5.00%, 03/15/22	1,550	1,695,948
5.00%, 04/15/22	4,000	4,388,440
University of Connecticut, Refunding RB, Series A, 5.00%, 02/15/22	720	785,729

		37,226,550

District of Columbia — 0.4%
District of Columbia, RB, VRDN, (Suntrust Bank LOC), 1.26%, 04/01/38(a)	1,235	1,235,000
District of Columbia, Refunding RB, The Catholic University of America Issue:
5.00%, 10/01/21	250	268,278
5.00%, 10/01/22	325	358,608

		1,861,886

Florida — 3.7%
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/22	1,550	1,714,532
County of Escambia Health Facilities Authority, Refunding RB, VRDN (TD Bank NA SBPA), Azalea Trace, Inc, Series B (AGC), 1.18%, 11/15/29(a)	1,400	1,400,000
County of Monroe School District, RB, Florida Sales Tax (AGM), 5.00%, 10/01/20	500	522,575
County of Orange Health Facilities Authority, Refunding RB, VRDN, Lakeside Behavioral Healthcare, Inc. Project, (Suntrust Bank LOC), 1.26%, 07/01/27(a)	1,665	1,665,000
Orlando Utilities Commission, Refunding RB, Series A, 5.00%, 10/01/27(a)	5,000	5,223,450
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida Obligated Group, 5.00%, 08/15/21	2,500	2,688,500
State of Sunshine Governmental Financing Commission, RB, VRDN, Miami-Dade County Program, Series A, (Suntrust Bank LOC), 1.20%, 09/01/35(a)	4,000	4,000,000
Tolomato Community Development District, Refunding, Series A-1 (AGM):
2.00%, 05/01/21	585	585,293
2.00%, 05/01/22	605	604,516

		18,403,866

Georgia — 1.0%
City of Atlanta Georgia, Refunding, Tax Allocation Bonds, Atlantic Station Project:
5.00%, 12/01/20	2,000	2,092,520
5.00%, 12/01/21	1,150	1,238,872
County of Cobb Kennestone Hospital Authority, Refunding RB, Revenue Anticipation Certificates:
5.00%, 04/01/20	110	112,877
5.00%, 04/01/21	200	212,030
County of Fulton Development Authority, RB, Revenue Anticipation Certificates, Series A, 5.00%, 04/01/21	125	132,519
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/22	1,145	1,244,615

		5,033,433

Illinois — 2.2%
Chicago Housing Authority, RB, M/F, Series A, 5.00%, 01/01/22	1,400	1,514,156

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2019	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Chicago Transit Authority, Refunding RB, Section 5337, State of Good Repair Formula Funds:
5.00%, 06/01/20	$1,000	$1,029,180
5.00%, 06/01/21	2,000	2,119,740
Illinois Finance Authority, Refunding RB:
Southern Illinois Healthcare, 5.00%, 03/01/21	265	279,978
VRDN, Advocate Health Care Network, Sub-Series C-1, (JP Morgan Chase Bank NA SBPA), 1.25%, 11/01/38(a)	2,595	2,595,000
VRDN, Northwestern Memorial Hospital, Series A-1, (Northern Trust Company SBPA), 1.25%, 08/15/38(a)	1,100	1,100,000
Regional Transportation Authority, RB, Series A (NPFGC), 6.70%, 11/01/21	2,200	2,347,796

		10,985,850

Indiana — 0.3%
City of Rockport Indiana, Refunding RB, VRDN, AEP Generating Co. Project, Series B, (Bank of Tokyo-Mitsubishi LOC), 1.20%, 07/01/25(a)	1,400	1,400,000
Indiana Finance Authority, RB, Butler University Project, 3.00%, 02/01/23(c)	225	236,108

		1,636,108

Iowa — 4.8%
Iowa Finance Authority, RB, VRDN, CJ BIO America, Inc. Project (Korea Development Bank LOC), 1.68%, 04/01/22(a)	22,500	22,500,000
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, Series A:
5.00%, 12/01/20	650	675,038
5.00%, 12/01/21	750	798,037

		23,973,075

Kansas — 2.7%
City of Burlington Kansas, Refunding RB, Environment Improvement Revenue, City Power & Light, VRDN(a):
Series A, 1.46%, 09/01/35	6,000	6,000,000
Series B, 1.46%, 09/01/35	6,000	6,000,000
County of Geary Unified School District No. 475, GO, Refunding, Series B, 5.00%, 09/01/20	750	781,140
County of Johnson Unified School District No. 233 Olathe, GO, Refunding, Series B, 3.00%, 09/01/21	500	518,090

		13,299,230

Kentucky — 1.8%
Kentucky Public Energy Authority, RB:
Gas Supply, Series C-1, 4.00%, 12/01/21	1,500	1,576,800
Gas Supply, Series C-1, 4.00%, 06/01/22	1,750	1,855,630
Gas Supply, Series C-1, 4.00%, 12/01/22	2,500	2,673,500
Series A, 4.00%, 04/01/20	785	798,345
Series A, 4.00%, 04/01/21	775	804,597
Series A-1, 4.00%, 12/01/22	1,000	1,069,400

		8,778,272

Louisiana — 1.1%
Louisiana Public Facilities Authority, Refunding RB, Ochsner Clinic Foundation Project, 5.00%, 05/15/20	225	231,534
State of Parish Charles Louisiana, Refunding RB, VRDN, Shell Oil Co. Project, Series B, 1.30%, 10/01/22(a)	4,500	4,500,000
State Tammany Parish Wide School District No. 12, GO, Series A, 4.00%, 03/01/21	300	313,047
West Baton Rouge Parish School District No. 3, GO, (AGM):
3.00%, 03/01/21	300	307,458
5.00%, 03/01/21	225	237,960

		5,589,999

Maryland — 0.9%
Maryland Health & Higher Educational Facilities Authority, Refunding RB, LifeBridge Health Issue, 5.00%, 07/01/21	235	251,034

Security	Par (000)	Value

Maryland (continued)
Maryland Industrial Development Financing Authority, Refunding RB, VRDN, Occidental Petrolleum Corporation Issue, 1.40%, 03/01/30(a)	$4,410	$4,410,000

		4,661,034

Massachusetts — 1.1%
Massachusetts Development Finance Agency, Refunding RB:
Harvard University, Series B-1, 5.00%, 10/15/20(b)	765	801,093
Partners HealthCare System Issue, 5.00%, 07/01/21	3,485	3,736,094
Series A, 5.00%, 07/01/22	525	574,654
Massachusetts State Educational Financing Authority, Refunding RB, Issue K, Senior Series A, AMT, 4.00%, 07/01/20	375	383,318

		5,495,159

Michigan — 2.1%
City of Battle Creek Michigan, Refunding, GOL, Downtown Development Bonds:
5.00%, 05/01/20	360	369,961
5.00%, 05/01/21	565	598,685
Grand Rapids Public Schools, GO, Refunding, (AGM), 5.00%, 05/01/20	475	488,875
Grand Valley State University, Refunding RB, 5.00%, 12/01/20	630	661,708
Karegnondi Water Authority, Refunding RB:
4.00%, 11/01/19	500	503,865
5.00%, 11/01/21	450	483,660
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C:
5.00%, 12/01/20	1,000	1,050,990
5.00%, 12/01/21	1,000	1,085,810
Michigan State Housing Development Authority, Refunding RB, S/F, Series D, VRDN, (IND & COMM Bank of China SBPA), 1.25%, 06/01/30(a)	3,650	3,650,000
Michigan State University, RB, VRDN, (Royal bank of Canada LOC), 1.23%, 02/15/34(a)	1,055	1,055,000
Wayne-Westland Community Schools, GOL (Q-SBLF):
4.00%, 05/01/22	150	160,112
5.00%, 11/01/22	290	322,106

		10,430,772

Minnesota — 0.1%
City of Minneapolis Minnesota, Refunding RB, VRDN, One Ten Grant Project (Fannie Mae LOC), 1.24%, 09/01/26(a)	445	445,000

Mississippi — 0.3%
Mississippi Development Bank, RB, Special Obligation, Hinds County Bond Project:
3.00%, 11/01/20	460	469,366
5.00%, 11/01/21	500	540,180
State of Mississippi, RB, Series A, 5.00%, 10/15/22	500	555,970

		1,565,516

Missouri — 0.1%
City of Washington Missouri, COP, Refunding, 5.00%, 03/01/23	370	414,222

Nebraska — 1.8%
Central Plains Energy Project, Refunding RB, 5.00%, 08/01/39(a)	9,000	9,124,560

Nevada — 1.1%
County of Clark School District, GO, Refunding, Series C:
5.00%, 06/15/20	2,500	2,585,725
5.00%, 06/15/21	2,500	2,672,075

		5,257,800

New Jersey — 23.1%
Belleville Board of Education, GO, (BAM), 3.00%, 09/01/21	1,245	1,286,073
Borough of North Plainfield, GO, Refunding, 3.00%, 12/11/19	5,714	5,749,900

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) June 30, 2019	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
County of Camden Improvement Authority, Refunding RB, Camden County College Project, 4.00%, 01/15/20	$1,230	$1,247,958
Gloucester County Improvement Authority, Refunding RB, Rowan University Project, Series A, 5.00%, 11/01/20	520	543,608
Hasbrouck Heights Board of Education, GO, Promissory Notes, 2.75%, 07/12/19	5,000	5,001,900
New Jersey Building Authority, Refunding RB, Series A:
5.00%, 06/15/21	2,325	2,467,918
5.00%, 06/15/22	3,005	3,276,051
New Jersey EDA, RB, Series DDD:
5.00%, 06/15/20	1,560	1,608,142
5.00%, 06/15/21	3,000	3,184,590
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 06/15/21	2,500	2,653,825
School Facilities Construction, 5.25%, 09/01/19(d)	1,350	1,359,423
School Facilities Construction, 5.00%, 03/01/20	1,700	1,736,720
School Facilities Construction, 5.50%, 09/01/21	2,395	2,541,095
School Facilities Construction, Series II, 5.00%, 03/01/22	1,310	1,417,551
School Facilities Construction, Series K (AMBAC), 5.25%, 12/15/20	700	737,065
School Facilities Construction, Series NN, 5.00%, 03/01/21	555	584,326
School Facilities Construction, Series NN, 5.00%, 03/01/22	4,505	4,874,860
School Facilities Construction, Series PP, 5.00%, 06/15/20	4,200	4,329,612
Series B, 5.00%, 11/01/19	4,500	4,548,510
Series XX, 5.00%, 06/15/21	2,390	2,537,774
New Jersey Educational Facilities Authority, RB, Higher Education Capital Improvement Fund, Series A:
5.00%, 09/01/19	2,840	2,855,251
5.00%, 09/01/20	1,650	1,711,826
New Jersey Educational Facilities Authority, Refunding RB, Ramapo College, Series B, 5.00%, 07/01/21	890	950,324
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 5.00%, 07/01/21	100	107,040
New Jersey Health Care Facilities Financing Authority, Refunding RB, Inspira Health Obligated Group:
5.00%, 10/01/20	600	624,036
5.00%, 10/01/21	2,500	2,675,375
New Jersey Sports & Exposition Authority, Refunding RB, Series A, 5.00%, 09/01/21	1,235	1,305,444
New Jersey Transportation Trust Fund Authority, RB:
(AMBAC), 5.25%, 12/15/22	650	722,774
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/20	11,500	11,870,070
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/21	1,320	1,404,797
Transportation Program, Series AA, 5.00%, 06/15/20	500	515,430
Transportation System, Series A, 5.75%, 06/15/20	955	990,641
Transportation System, Series B, 5.00%, 06/15/21	3,235	3,433,855
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System:
Series A, 5.50%, 12/15/21	4,695	5,108,395
Series A, 5.50%, 12/15/22	1,155	1,294,085
Series B (NPFGC), 5.50%, 12/15/21	1,000	1,089,550
New Jersey Turnpike Authority, Refunding RB, Series B, 5.00%, 01/01/20	3,190	3,249,844
State of Garden Preservation Trust, Refunding RB, Series A, 5.00%, 11/01/21	2,195	2,355,191
State of New Jersey, GO, Refunding, Series Q, 5.00%, 08/15/20	1,720	1,786,925
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 06/01/21	2,000	2,123,320
Township of Branchburg, GO, Refunding, 3.00%, 10/04/19	4,274	4,289,646
Township of South Orange Village, GO, 3.00%, 07/10/19	8,198	8,201,283
Township of West Orange, GO, 3.00%, 09/06/19	5,000	5,014,400

		115,366,403

Security	Par (000)	Value

New Mexico — 0.6%
Albuquerque Municipal School District No 12, GO, 5.00%, 08/01/21	$1,675	$1,801,312
New Mexico Municipal Energy Acquisition Authority, Refunding RB, Series A, 4.00%, 05/01/23(c)	1,200	1,303,260

		3,104,572

New York — 15.3%
City of New York, GO, VRDN(a):
Fiscal 2017, Sub-Series A-5, (Landesbank Hessen-THRGN SBPA), 1.10%, 08/01/44	2,600	2,600,000
Fiscal 2019, Series D-4, (Barclays Bank PC SBPA), 1.05%, 12/01/47	1,500	1,500,000
City of New York Water & Sewer System, Refunding RB, VRDN, 2nd General Resolution(a):
Series AA-5, (TD Bank SBPA), 1.20%, 06/15/48	2,450	2,450,000
Series DD-1, (Mizuho Bank Ltd SBPA), 1.00%, 06/15/43	5,600	5,600,000
City of Yonkers, GO, Series A (AGM), 4.00%, 11/15/19	600	605,988
City of Yonkers New York, Refunding, GOL, Bond Anticipation Notes, Series A, 3.00%, 12/17/19	1,613	1,626,116
County of Nassau New York, GO, Series C, 5.00%, 10/01/21	4,500	4,865,400
County of Nassau New York, GO, Refunding, Series C, 4.00%, 12/10/19	10,000	10,109,000
East Islip Union Free School District, GO, Bond Anticipation Notes, 2.25%, 07/02/20(c)	4,452	4,483,499
Jamesville-Dewitt Central School District, GO, 3.00%, 09/27/19	7,700	7,726,334
New York City Water & Sewer System, Refunding RB, VRDN, 2nd General Resolution, Series AA, (JP Morgan Chase Bank NA SBPA), 1.13%, 06/15/50(a)	1,100	1,100,000
Rhinebeck Central School District, GO, Refunding, Bond Anticipation Notes, 2.25%, 06/26/20	5,560	5,600,310
Somers Central School District, GO, 3.00%, 09/13/19	4,400	4,412,672
South Jefferson Central School District, GO, Refunding, Bond Anticipation Notes, 2.25%, 07/09/20(c)	5,875	5,918,299
Town of Carmel, GO, Series B, 3.25%, 10/04/19	5,100	5,121,726
Town of New Windsor New York, GOL, Bond Anticipation Notes, 2.25%, 06/26/20	5,200	5,240,508
Town of Southold, Refunding, GOL, Bond Anticipation Notes, 3.00%, 09/25/19	6,580	6,606,188
TSASC, Inc., Refunding RB, Senior, Series A, 5.00%, 06/01/20	770	793,092

		76,359,132

North Carolina — 1.7%
Charlotte-Mecklenburg Hospital Authority, RB, VRDN, Series G, (JP Morgan Chase Bank NA SBPA), 1.15%, 01/15/48(a)	8,400	8,400,000

Ohio — 1.4%
American Municipal Power Inc, RB, Ohio Electric System Improvement, Jackson Center Project, 3.00%, 08/15/19	745	746,311
City of Berea Ohio, GO, 3.00%, 03/12/20	2,500	2,524,500
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A:
5.00%, 08/01/20	605	627,694
5.00%, 08/01/21	1,840	1,970,603
County of Butler Ohio, Refunding RB, 5.00%, 11/15/21	750	812,227
Lancaster Port Authority, Refunding RB, Series A:
5.00%, 08/01/22	235	257,866
5.00%, 02/01/23	250	277,887

		7,217,088

Oklahoma — 0.2%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/20	1,000	1,038,680

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2019	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania — 5.2%
Boyertown Area School District, Refunding, GOL (BAM), 4.00%, 11/01/21	$910	$961,579
City of Philadelphia PA Water & Wastewater Revenue, RB, Series A, 5.00%, 10/01/22	1,000	1,114,280
City of Philadelphia Pennsylvania, GO, Refunding, Go, Refunding, Series A, 5.00%, 08/01/22	1,660	1,835,246
City of Williamsport Pennsylvania, GO, Refunding, (AGM), 5.00%, 07/01/21	365	389,725
Commonwealth Financing Authority, RB, Tobacco Master Settlement payment:
5.00%, 06/01/20	635	655,060
5.00%, 06/01/22	1,000	1,098,100
Commonwealth of Pennsylvania, GO, 1st Series:
5.00%, 06/01/22	5,000	5,519,100
5.00%, 06/01/20	2,740	2,831,653
Commonwealth of Pennsylvania, GO, Refunding, 2nd Series:
5.00%, 01/15/22	1,000	1,090,760
5.00%, 07/01/20	5,160	5,348,856
County of Avon Grove School District Chester, GOL, 4.00%, 11/15/22	425	459,480
County of Centre Hospital Authority, Refunding RB, Mount Nittany Medical Centre Project, Series A, 5.00%, 11/15/21	400	431,820
East Penn School District, Refunding, GOL, 4.00%, 08/01/21	1,030	1,083,941
Pennsylvania Economic Development Financing Authority, RB, Waste Management, Inc. Project, Series A, 2.15%, 11/01/21	1,500	1,511,085
Philadelphia Municipal Authority, Refunding RB, Juvenile Justice Services Center, 5.00%, 04/01/20	700	717,353
Pittsburgh Public Parking Authority, Refunding RB, System-Series A, 5.00%, 12/01/22	1,010	1,123,453

		26,171,491

South Carolina — 0.4%
Lexington County Health Services District, Inc., Refunding RB, Lexmed Obligated Group:
5.00%, 11/01/20	500	522,335
5.00%, 11/01/21	250	269,198
South Carolina Jobs-Economic Development Authority, RB, VRDN, Brashier Charter LLC Project, (Suntrust Bank LOC), 1.26%, 12/01/38(a)	1,040	1,040,000

		1,831,533

Tennessee — 0.4%
Jackson Energy Authority, Refunding RB, 5.00%, 12/01/20	1,000	1,049,970
Shelby County Health Educational & Housing Facilities Board, RB, Methodist Le Bonheur Healthcare, Series A, 5.00%, 05/01/20	690	710,755

		1,760,725

Texas — 10.0%
City of Denton Texas ISD, GO, VRDN, School Building, Series B (Bank of Tokyo-Mitsubishi SBPA) (PSF-GTD), 1.25%, 08/01/35(a)	4,800	4,800,000
City of Houston Texas, GO, Refunding, Series A:
5.00%, 03/01/20	2,000	2,048,080
5.00%, 03/01/21	3,500	3,708,390
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB,:
Methodist Hospital, Sub-Series C-1, 1.15%, 12/01/24(a)	5,800	5,800,000
Teco Project, 5.00%, 11/15/20	800	839,544
Teco Project, 5.00%, 11/15/21	725	786,132
County of Tarrant Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A, 5.00%, 07/01/22	1,815	1,994,830
Mission Economic Development Corp., RB, VRDN, Republic Services, Inc., Series A, 1.48%, 01/01/20(a)	3,400	3,399,558

Security	Par (000)	Value

Texas (continued)
State of Texas, GO, VRDN(a):
Series A, (State Street Bank Trust LOC SBPA), 1.29%, 06/01/41	$3,470	$3,470,000
Series B, (State Street Bank Trust LOC SBPA), 1.29%, 12/01/43	5,835	5,835,000
Veterans, (Sumitomo Mitsubishi Bank SBPA), 1.20%, 12/01/47	3,900	3,900,000
Veterans Bonds, (Federal Home Loan Bank LIQ Agreement), 1.18%, 12/01/49	2,370	2,370,000
State of Texas, GOL, VRDN, Series A, Series BVeterans(a):
Series A, (State Street Bank Trust LOC SBPA), 1.29%, 06/01/43	3,890	3,890,000
Series B, (State Street Bank Trust LOC SBPA), 1.29%, 12/01/42	6,000	6,000,000
Texas A&M University, Refunding RB, Financing System, Series E, 5.00%, 05/15/21	1,200	1,281,372

		50,122,906

Utah — 1.3%
Central Utah Water Conservancy District, Refunding RB, Series B:
5.00%, 10/01/20	1,850	1,935,969
5.00%, 10/01/21	1,875	2,029,969
County of Utah, RB, VRDN, IHC Health Services, Inc., Series E, 1.25%, 05/15/51(a)	2,400	2,400,000

		6,365,938

Virginia — 0.2%
Lynchburg EDA, Refunding RB, Cental Health, Series A:
5.00%, 01/01/20	500	508,845
5.00%, 01/01/21	500	526,175

		1,035,020

Washington — 2.5%
Grant County Public Utility District No. 2, Refunding RB, Electric System Revenue, 2.00%, 01/01/44(a)	9,000	9,066,690
Tobacco Settlement Authority, Refunding RB, 5.00%, 06/01/22	2,500	2,713,125
Washington Health Care Facilities Authority, Refunding RB, MultiCare Health System, Series B, 5.00%, 08/15/21	625	672,206

		12,452,021

Wisconsin — 1.4%
Public Finance Authority, RB, VRDN, Wakemed, Series C, (Barclays Bank PLC LOC), 1.07%, 10/01/49(a)	2,300	2,300,000
Public Finance Authority, Refunding RB, Retirement Housing Foundation:
5.00%, 11/15/19	440	443,982
5.00%, 11/15/20	425	438,889
Sun Prairie Area School District, RB, Bond Anticipation Notes, 3.00%, 12/31/19(c)	3,400	3,408,228
Wisconsin Health & Educational Facilities Authority, Refunding RB, Ascension Health Alliance, 4.00%, 11/15/21	350	371,784

		6,962,883

Total Long-Term Investments — 102.6% (Cost — $508,421,492)		511,728,410

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) June 30, 2019	BlackRock Short-Term Municipal Fund

Security	Shares	Value

Short-Term Securities — 0.0%
BlackRock Liquidity Funds, MuniCash,
Institutional Class, 1.65%(e)(f)	55,602	$55,608

Total Short-Term Securities — 0.0% (Cost — $55,608)		55,608

Total Investments — 102.6% (Cost — $508,477,100)		511,784,018

Liabilities in Excess of Other Assets — (2.6)%		(13,148,880)

Net Assets — 100.0%		$498,635,138

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	When-issued security.
(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)	Annualized 7-day yield as of period end.

(f)

During the year ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 06/30/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	22,770	32,832	55,602	$55,608	$3,796	$(38)	$—

(a)	Includes net capital gain distributions, if applicable.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$511,728,410	$—	$511,728,410
Short-Term Securities	55,608	—	—	55,608

	$55,608	$511,728,410	$—	$511,784,018

(a)	See above Schedule of Investments for values in each state.

See notes to financial statements.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments June 30, 2019	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds — 0.8%

Consumer Finance — 0.1%
Capital One Financial Corp., 3.80%, 01/31/28	$1,690	$1,746,619

Education — 0.4%
American Museum of Natural History, 4.37%, 07/15/45	1,000	1,093,676
New York Public Library Astor Lenox & Tilden Foundations, 4.31%, 07/01/45	1,000	1,141,862
Rensselaer Polytechnic Institute, Series 2018, 5.25%, 09/01/48	3,100	3,662,383

		5,897,921

Health Care Providers & Services — 0.2%
Montefiore Obligated Group, Series 18-C, 5.25%, 11/01/48	3,038	3,369,841

Pharmaceuticals — 0.1%
AbbVie, Inc., 4.88%, 11/14/48	1,255	1,320,889

Total Corporate Bonds — 0.8% (Cost — $11,326,714)		12,335,270

Municipal Bonds — 89.3%

New York — 84.6%

Corporate — 2.6%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(a)	280	309,089
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT 5.00%, 07/01/22	500	542,245
5.00%, 07/01/28	1,520	1,639,867
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.50%, 10/01/37	780	1,072,149
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	11,865	15,692,768
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT:
5.00%, 08/01/26	2,870	3,038,211
5.00%, 08/01/31	6,130	6,443,733
Niagara Area Development Corp., Refunding RB, Covanta Project, Series A, AMT, 4.75%, 11/01/42(a)	9,150	9,465,126
Southold Local Development Corp., RB, Peconic Landing Inc., Project, 4.00%, 12/01/45	1,900	1,848,643

		40,051,831

County/City/Special District/School District — 16.1%
City of New York, GO, Refunding, Series C, 5.00%, 08/01/34	500	584,165
City of New York, GO:
Series A-1, 5.00%, 08/01/35	400	427,256
Series B-1, 5.00%, 12/01/37	4,765	5,695,223
Series B-1, 5.00%, 10/01/39	8,045	9,656,977
Series D, Sub-Series D-1, 5.00%, 12/01/42	7,500	9,096,600
Series E-1, 5.00%, 03/01/44	2,140	2,570,675
Sub-Series D-1, 5.00%, 12/01/37	1,000	1,225,300
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	690	782,646
Sub-Series F-1, 5.00%, 04/01/39	3,000	3,625,920
Taxable General Obligation, Fiscal 2019, Subseries D-2, 3.53%, 12/01/25	5,000	5,320,800
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55(b)	5,000	1,446,000
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/35	3,500	4,117,750

Security	Par (000)	Value

County/City/Special District/School District (continued)
5.00%, 11/15/40	$12,690	$14,808,088
5.00%, 11/15/45	8,490	9,894,670
City of New York, GO, Future Tax Secured Subordinate, Sub-Series E-1, 5.00%, 03/01/41	2,695	3,247,259
City of New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/42(b)	5,000	2,306,050
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/45(b)	1,500	610,560
(AMBAC), 5.00%, 01/01/39	1,850	1,853,829
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	1,455	1,459,845
Queens Baseball Stadium (AGC), 6.50%, 01/01/46	700	702,268
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/46	790	791,383
Yankee Stadium Project (NPFGC), 4.75%, 03/01/46	250	250,455
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	1,000	1,001,470
City of New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2014:
Sub-Series A-1, 5.00%, 11/01/38	1,000	1,130,940
5.00%, 11/01/36	680	778,450
City of New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2015, Sub-Series E-1, 5.00%, 02/01/41	3,000	3,455,820
Fiscal 2016, 5.00%, 11/01/38	5,000	5,865,000
Future Tax Secured Subordinate Bond, Series C-3, 5.00%, 05/01/41	7,100	8,544,921
Future Tax Secured Subordinate Bonds, SubSeries A-1, 5.00%, 08/01/40	13,360	16,237,343
Future Tax Secured, Series A, Sub-Series E-1, 5.00%, 02/01/36	3,500	4,201,085
Series A-2, 5.00%, 08/01/38	490	589,205
Sub-Series E-1, 5.00%, 02/01/39	1,500	1,765,830
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB:
5.51%, 08/01/37	3,000	3,836,070
Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	650	699,491
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/31	7,085	7,716,132
Multi-Modal Bonds, Sub-Series A-3, 5.25%, 08/01/37	5,000	6,222,750
City of Poughkeepsie New York, GO, Refunding, Bond Anticipation Notes, Series A, 3.00%, 05/02/20	1,410	1,418,686
City of Poughkeepsie New York, GOL, Refunding, :
5.00%, 06/01/24	465	517,466
5.00%, 06/01/31	335	374,718
City of Syracuse New York, GO, Airport Terminal Security & Access, Series A, AMT (AGM), 4.75%, 11/01/31	500	525,860
City of Yonkers New York, Refunding, GOL, Taxable, Bonds Anticipation Notes,Series B, 3.05%, 12/17/19	8,800	8,813,024
County of Nassau New York, GO, General Improvement Bonds, Series B (AGM), 5.00%, 07/01/37	1,145	1,396,465
County of Nassau New York, GOL, General Improvement Bonds, Series B (AGM), 5.00%, 07/01/45	4,960	5,952,794
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(c)	60	64,396
5.25%, 02/15/47	1,235	1,296,404
5.75%, 02/15/47	3,725	3,938,852
Hudson Yards Infrastructure Corp., Refunding RB, Series A :
5.00%, 02/15/35	5,000	5,990,650

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) June 30, 2019	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
5.00%, 02/15/36	$2,000	$2,391,060
5.00%, 02/15/39	2,500	2,972,600
5.00%, 02/15/42	27,495	32,543,357
4.00%, 02/15/44	1,000	1,086,790
Johnstown City School District, GO, Refunding, 3.00%, 06/15/33	2,610	2,634,090
Nassau County, GOL, Series B, 5.00%, 04/01/35	3,600	4,336,560
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 07/15/47	9,305	9,473,048
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	1,200	1,224,072
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	12,015	13,123,023
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	400	447,056
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	860	925,214
4 World Trade Center Project, 5.00%, 11/15/44	1,500	1,601,925
7 World Trade Center Project, Class 1, 4.00%, 09/15/35	425	448,622
7 World Trade Center Project, Class 2, 5.00%, 09/15/43	3,085	3,318,596
7 World Trade Center Project, Class 3, 5.00%, 03/15/44	1,720	1,839,265
World Trade Center Project, 5.75%, 11/15/51	1,250	1,366,713

		252,539,532

Education — 7.8%
Amherst Development Corp., Refunding RB:
Daemen College Project, 5.00%, 10/01/43	1,280	1,434,701
Daemen College Project, 5.00%, 10/01/48	975	1,083,088
University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(c)	305	318,173
Build NYC Resource Corp., RB(a):
Inwood Academy for Leadership Charter School Project, Series A, 5.13%, 05/01/38	140	149,204
Inwood Academy for Leadership Charter School Project, Series A, 5.50%, 05/01/48	2,025	2,175,073
New Dawn Charter School Project, 5.75%, 02/01/49	1,000	1,038,790
New Dawn Charter Schools Project, 5.00%, 02/01/33	380	389,454
New Dawn Charter Schools Project, 5.63%, 02/01/39	1,285	1,343,108
Build NYC Resource Corp., Refunding RB:
City University Queens College, Series A, 5.00%, 06/01/43	325	369,743
Manhattan College Project, 5.00%, 08/01/47	1,860	2,182,617
The Chapin School Ltd. Project, 5.00%, 11/01/47	2,900	4,059,304
City of New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 07/01/37	885	1,014,201
Carnegie Hall, 4.75%, 12/01/39	1,550	1,568,801
Carnegie Hall, 5.00%, 12/01/39	1,325	1,342,437
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
5.00%, 08/01/28	2,690	3,211,914
Series A, 5.13%, 09/01/40	6,390	6,620,551
Series B, 4.00%, 08/01/35	1,000	1,084,910
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Series A:
Buffalo State College Foundation Housing Corp. Project, 5.38%, 10/01/41	620	653,784
The Charter School for Applied Technologies Project, 5.00%, 06/01/35	600	659,520

Security	Par (000)	Value

Education (continued)
County of Cattaraugus New York, RB, St. Bonaventure University Project:
5.00%, 05/01/34	$130	$144,888
5.00%, 05/01/39	165	181,528
County of Dutchess New York Local Development Corp., RB, Marist College Project :
5.00%, 07/01/43	900	1,070,370
5.00%, 07/01/48	1,355	1,594,808
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project, 5.00%, 07/01/42	1,980	2,366,437
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project:
Series A, 5.00%, 07/01/23(c)	240	275,938
Series A, 5.00%, 07/01/32	300	369,882
Series A, 5.00%, 07/01/33	350	429,968
Series A, 5.00%, 07/01/34	350	428,785
Series A, 5.00%, 07/01/35	800	977,944
Series A, 5.00%, 07/01/36	1,000	1,220,900
Series A, 5.00%, 07/01/37	500	609,685
Series C, 5.05%, 07/01/28	1,000	1,188,720
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 03/01/20(c)	1,000	1,023,940
County of Orange New York Funding Corp., Refunding RB, :
5.00%, 07/01/37	360	389,542
5.00%, 07/01/42	220	236,573
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 09/01/41	500	531,830
County of St. Lawrence New York Industrial Development Agency, Refunding RB, St. Lawrence University Project, Series B, 4.43%, 07/01/56	1,500	1,629,780
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 01/01/21(c)	450	479,133
Dobbs Ferry Local Development Corp., RB, Mercy College Project:
5.00%, 07/01/39	1,000	1,124,160
5.00%, 07/01/44	2,000	2,244,560
Dutchess County Local Development Corp., Refunding RB, Culinary Institute of America Project :
5.00%, 07/01/30	200	232,354
5.00%, 07/01/31	200	231,472
5.00%, 07/01/32	440	507,672
5.00%, 07/01/35	155	177,156
5.00%, 07/01/36	100	114,090
5.00%, 07/01/41	215	243,055
5.00%, 07/01/46	300	337,572
Monroe County Industrial Development Agency, RB, Rochesters Schools Modernization Project :
5.00%, 05/01/33	2,885	3,605,961
5.00%, 05/01/34	2,375	2,959,321
State of New York Dormitory Authority, RB:
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/40	2,500	2,892,625
New School (AGM), 5.50%, 07/01/20(c)	1,000	1,043,250
New York University, Series 1 (AMBAC), 5.50%, 07/01/40	500	717,720
New York University, Series 1 (AMBAC) (BHAC), 5.50%, 07/01/31	230	299,777
State University Dormitory Facilities, Series A, 5.00%, 07/01/19(c)	750	750,000

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2019	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
State University Dormitory Facilities, Series A, 5.25%, 07/01/19(c)	$5	$5,000
State University Of New York Dormitory Facilities, Series A, 5.00%, 07/01/43	8,065	9,697,195
Touro College & University System Obligation Group, Series A, 4.13%, 01/01/30	600	635,868
Touro College & University System, Series A, 5.50%, 01/01/44	2,000	2,220,040
Touro College and University System, 5.00%, 01/01/42	5,000	5,579,950
University of Rochester, Series A, 5.75%, 07/01/19(c)	865	865,000
University of Rochester, Series A, 5.75%, 07/01/39	135	135,412
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 07/01/33	470	553,237
Barnard College, Series A, 5.00%, 07/01/43	1,000	1,166,070
Brooklyn Law School, 5.75%, 07/01/33	475	475,166
Columbia University, Series B, 5.00%, 10/01/38	10,000	12,395,200
Culinary Institute of America, 5.00%, 07/01/42	300	320,148
Fordham University, 5.00%, 07/01/44	850	962,540
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	800	930,936
New York University, Series A, 5.00%, 07/01/42	1,000	1,094,630
Pratt Institute, Series A, 5.00%, 07/01/44	1,000	1,130,950
Skidmore College, Series A, 5.25%, 07/01/29	135	145,043
St. John’s University, Series A, 5.00%, 07/01/37	350	408,321
State University Dormitory Facilities, Series A, 5.25%, 07/01/30	2,095	2,391,380
State University Dormitory Facilities, Series A, 5.25%, 07/01/32	2,095	2,385,681
State University Dormitory Facilities, Series A, 5.00%, 07/01/36	1,850	2,220,092
State University Dormitory Facilities, Series A, 5.00%, 07/01/42	895	972,077
State University Dormitory Facilities, Series A, 5.00%, 07/01/42	2,000	2,373,700
State University of New York Dormitory Facilities, Series A, 5.00%, 07/01/38	1,655	1,978,337
Taxable, Brooklyn Law School, Series B, 3.56%, 07/01/26	1,000	1,023,700
Taxable, Brooklyn Law School, Series B, 3.67%, 07/01/27	1,250	1,285,112
Taxable, Brooklyn Law School, Series B, 3.76%, 07/01/28	1,000	1,031,550
Taxable, Brooklyn Law School, Series B, 3.82%, 07/01/29	1,250	1,291,337
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/34	465	532,974
Adelphi University Project, 5.00%, 10/01/35	265	303,176
Hofstra University Project, 5.00%, 07/01/47	2,065	2,412,994

		122,253,585

Health — 4.1%
Build NYC Resource Corp., Refunding RB, New York Methodist Hospital Project, 5.00%, 07/01/30	600	689,028
City of New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 02/15/30	1,000	1,022,170
City of New York Industrial Development Agency, Refunding RB, Special Needs FAS Pool, Series A-1 (ACA), 4.38%, 07/01/20	155	155,068
Counties of Buffalo & Erie New York Industrial Land Development Corp., RB, Catholic Health System Obligation, 5.25%, 07/01/35	500	583,905

Security	Par (000)	Value

Health (continued)
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc.:
Series A, 5.00%, 07/01/34	$750	$849,157
Series B, 4.00%, 07/01/41	10,950	11,529,912
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 07/01/40	300	310,623
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project:
5.00%, 12/01/27	395	395,707
5.00%, 12/01/32	580	580,887
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, 5.00%, 12/01/46	4,800	5,508,000
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	1,050	1,107,991
County of Nassau New York Industrial Development Agency, Refunding RB, Special Needs Facility Pooled Program (ACA), 4.90%, 07/01/21	150	150,036
County of Orange New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series G-1 (ACA), 4.90%, 07/01/21	535	536,289
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	305	347,935
County of Sullivan New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series H-1 (ACA), 4.90%, 07/01/21	235	235,059
County of Tompkins New York Development Corp., Refunding RB,:
4.25%, 07/01/44	1,595	1,619,691
5.00%, 07/01/44	1,145	1,242,314
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	3,645	3,878,973
Series B, 6.00%, 11/01/20(c)	325	345,836
Series B, 6.00%, 11/01/30	50	52,546
County of Westchester New York Local Development Corp., Refunding RB:
Kendal On Hudson Project, 5.00%, 01/01/28	930	1,015,727
Kendal On Hudson Project, 5.00%, 01/01/34	875	948,412
Westchester Medical Center Obligation, 5.00%, 11/01/46	1,610	1,788,356
New York State Dormitory Authority, RB, Montefiore Obligated Group, Series B (AGM), 4.95%, 08/01/48	11,035	11,938,325
State of New York Dormitory Authority, RB:
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 07/01/19(c)	700	700,000
New York University Hospitals Center, Series A, 5.75%, 07/01/20(c)	1,055	1,103,245
Orange Regional Medical Center, 5.00%, 12/01/40(a)	1,300	1,453,712
Orange Regional Medical Center, 5.00%, 12/01/45(a)	1,700	1,886,286
State of New York Dormitory Authority, Refunding RB:
Catholic Health System Obligation, 5.00%, 07/01/32	365	448,023
Catholic Health System Obligation, 5.00%, 07/01/34	160	194,331
Catholic Health System Obligation, 5.00%, 07/01/35	350	423,532
Catholic Health System Obligation, 5.00%, 07/01/36	275	331,922
Catholic Health System Obligation, 4.00%, 07/01/40	325	348,787
Catholic Health System Obligation, 5.00%, 07/01/41	450	536,108
Catholic Health System Obligation, 4.00%, 07/01/45	810	857,045
Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	2,200	2,614,524

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) June 30, 2019	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
Miriam Osborn Memorial Home Association, 5.00%, 07/01/29	$290	$290,081
Mount Sinai Hospital, Series A, 5.00%, 07/01/26	1,635	1,691,342
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(c)	2,500	2,674,850
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/43	1,570	1,781,416
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 05/01/33	1,000	1,002,840

		65,169,991

Housing — 9.0%
City of New York Housing Development Corp., RB:
M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1, 5.25%, 07/01/32	2,020	2,242,947
M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1, 5.00%, 07/01/33	400	446,540
M/F Housing, Series C, 1.63%, 05/01/49(d)	500	499,915
M/F Housing, Series K, 3.85%, 11/01/38	4,000	4,203,640
M/F Housing, Series K, 4.00%, 11/01/48	4,000	4,174,760
M/F Housing, Sustainable Neighborhood Bonds, Series A-2B, 1.90%, 05/01/21	10,000	10,006,700
M/F Housing, Sustainable Neighborhood Bonds, Series E-1A, 1.30%, 11/01/19	10,000	10,000,600
Series C-2A, 2.35%, 07/01/22	7,500	7,600,500
Sustainable Neighborhood Bonds, 4.15%, 11/01/46	2,805	2,912,936
City of New York Housing Development Corp., Refunding RB:
M/F Housing, 8 Spruce Street, Class F, 4.50%, 02/15/48	770	810,471
M/F Housing, Sustainable Neighborhood Bonds, 1.75%, 05/01/59(d)	10,000	10,008,600
M/F Housing, Sustainable Neighborhood Bonds, Series B-1B, 2.10%, 11/01/58(d)	3,655	3,700,870
Series D, 4.10%, 11/01/38	2,500	2,796,500
Sustainable Neighborhood Bonds, Series F-1B, 2.75%, 11/01/31	1,000	1,003,630
Taxable, M/F Housing, Series B, 3.76%, 11/01/24	1,855	1,913,451
Taxable, M/F Housing, Series B, 3.93%, 05/01/25	1,890	1,951,633
Taxable, M/F Housing, Series B, 3.93%, 11/01/25	1,930	1,992,146
City of Yonkers New York Industrial Development Agency, RB, Series A, AMT (SONYMA):
Monastery Manor Associates LP Project, 5.25%, 04/01/37	585	586,071
Sacred Heart Association Project, 5.00%, 10/01/37	1,640	1,642,296
New York City Housing Development Corp., RB, M/F Housing, Sustainable Neighborhood Bonds:
Series A, 4.38%, 11/01/33	5,000	5,498,200
Series L, 2.75%, 05/01/50(d)	6,500	6,724,770
New York State Housing Finance Agency, RB, Affordable Housing:
Climate Bond, Series D (SONYMA), 2.05%, 05/01/23	5,250	5,299,770
M/F Housing, Revenue, Series E (SONYMA), 2.13%, 11/01/23	2,500	2,533,075
New York State Housing Finance Agency, Refunding RB,(d):
1.80%, 05/01/50	5,000	5,001,050
1.88%, 05/01/50	3,385	3,398,202
State of New York HFA, RB, M/F Housing:
Green Bond, Series B (SONYMA), 2.35%, 05/01/22	5,000	5,062,000
Division Street, Series A, AMT (SONYMA), 5.10%, 02/15/38	875	876,321

Security	Par (000)	Value

Housing (continued)
Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 02/15/39	$1,890	$1,892,476
Kensico Terrace Apartments, Series A, AMT (SONYMA), 4.90%, 02/15/38	645	645,819
Series A, Watergate II, AMT, 4.75%, 02/15/34	580	580,806
Series C (Ginnie Mae, Fannie Mae & Freddie Mac) (SONYMA), 2.75%, 11/01/31	1,000	1,007,120
Sustainable Bonds, Series I (Fannie Mae) (SONYMA), 1.75%, 05/01/24	3,000	3,004,170
State of New York HFA, Refunding RB:
Affordable Housing, Series F (SONYMA), 1.70%, 05/01/50(d)	11,615	11,616,975
Series C (Fannie Mae) (SONYMA), 3.85%, 11/01/39	5,000	5,279,900
State of New York Mortgage Agency, RB, S/F Housing, 49th Series, 3.25%, 10/01/28	5,000	5,112,200
State of New York Mortgage Agency, Refunding RB:
AMT, Series 209, 3.35%, 04/01/29	4,385	4,618,282
S/F Housing, Series 213, 4.10%, 10/01/38	4,300	4,706,694

		141,352,036

State — 9.2%
City of New York Transitional Finance Authority, BARB, Build America Bonds, Series S-3, Fiscal 2014, Sub-Series B-1:
Fiscal 2011, Sub-Series S-1B, 6.83%, 07/15/40	1,500	2,021,205
5.25%, 07/15/36	2,080	2,570,090
City of New York Transitional Finance Authority Building Aid Revenue, RB, , 5.25%, 07/15/45	5,000	6,110,800
City of New York Transitional Finance Authority Building Aid Revenue, Refunding RB, Series 4-A, 5.25%, 07/15/35	9,165	11,337,197
New York City Transitional Finance Authority Building Aid Revenue, RB:
Series S-1, 5.00%, 07/15/38	2,250	2,719,508
Series S-1, 5.00%, 07/15/43	6,865	7,964,910
Series S-3, 5.00%, 07/15/37	3,015	3,650,472
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, Sub-Series S-3A, 5.00%, 07/15/37	7,000	8,477,000
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 07/01/41	500	584,235
New York State Urban Development Corp., Refunding RB, Personal Income Tax, Series C, 5.00%, 03/15/39	5,000	6,014,500
State of New York, GO, Series A, 5.00%, 02/15/39	750	751,988
State of New York Dormitory Authority, RB:
Bid Group 3, Series A, 5.00%, 03/15/39	1,630	1,977,483
Bid Group 3, Series A, 5.00%, 03/15/42	5,000	5,987,900
Bidding Group Bond, Series B, 5.00%, 02/15/43	3,500	4,188,345
Group 4, Series A, 5.00%, 03/15/45	4,000	4,774,120
Income Tax, Series A, 5.00%, 02/15/36	9,000	10,759,770
Personal Income Tax, Series G, 5.00%, 08/15/32	1,975	2,117,595
Sales Tax, Series A-Group C, 5.00%, 03/15/40	5,000	5,962,850
Sales Tax, Series A-Group C, 5.00%, 03/15/43	5,095	6,036,199
Series A, 3.74%, 12/01/23	4,000	4,277,320
Series A, 5.00%, 02/15/38	5,000	5,952,200
Series A, 5.00%, 02/15/42	4,390	5,201,096
State of New York Dormitory Authority, Refunding RB:
Group 3, Series E, 5.00%, 03/15/40	5,645	6,857,490
Group 3, Series E, 5.00%, 03/15/41	3,615	4,385,176
Series A, 5.25%, 03/15/39	7,250	9,003,847
State of New York Perconal Income Tax Revenue, Refunding RB, Group 4, Series A, 4.00%, 03/15/48	7,500	8,244,525

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2019	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 5.00%, 03/15/38	$5,000	$5,994,500
State of New York Urban Development Corp., Refunding RB, Clarkson Center Advance Materials, 5.50%, 01/01/20	375	383,115

		144,305,436

Tobacco — 3.1%
Counties of New York Tobacco Trust IV, Refunding RB, :
6.25%, 06/01/41(a)	3,600	3,684,024
5.00%, 06/01/42	3,775	3,774,887
5.00%, 06/01/45	895	888,851
Counties of New York Tobacco Trust VI, Refunding RB:
Settlement Pass-Through Turbo, Series C, 4.00%, 06/01/51	3,655	3,318,594
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/45	6,350	6,700,012
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	3,615	3,805,294
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	750	764,385
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed :
5.25%, 05/15/34	1,750	1,887,323
5.25%, 05/15/40	1,080	1,142,521
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	4,595	4,595,919
TSASC, Inc. New York, Refunding RB, :
5.00%, 06/01/33	2,500	2,878,475
5.00%, 06/01/36	5,835	6,656,976
Westchester New York Tobacco Asset Securitization, Refunding RB, :
4.00%, 06/01/42	5,910	6,014,252
5.13%, 06/01/51	2,175	2,281,532

		48,393,045

Transportation — 23.8%
Buffalo & Fort Erie Public Bridge Authority, RB:
5.00%, 01/01/47	320	367,110
Toll Bridge System, 5.00%, 01/01/42	955	1,104,897
City of New York Liberty Development Corp., ARB, Liberty, Secured by Port Authority Consolidated, Series 1WTC, 5.00%, 12/15/41	5,000	5,399,800
Metropolitan Transportation Authority, RB:
Bond Anticipation Notes, Series A, 5.00%, 03/01/22	5,000	5,479,300
Build America Bonds, 7.34%, 11/15/39	1,950	2,994,186
Green Bonds, Series A, 5.00%, 11/15/35	2,500	3,025,350
Green Bonds, Series A, 5.00%, 11/15/42	5,000	5,979,050
Series A-1, 5.25%, 11/15/23(c)	540	633,744
Series B, 5.25%, 11/15/39	5,795	6,647,155
Series B, 5.25%, 11/15/44	2,125	2,422,117
Series E, 5.00%, 11/15/38	2,350	2,636,253
Transportation, Sub-Series A-1, 5.00%, 11/15/40	5,000	5,728,950
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Climate Bond Certified, Series A-2 (AGM), 5.00%, 11/15/44	15,000	18,017,250
Green Bond, Sub-Series B-1, 5.00%, 11/15/36	13,500	16,198,515
Green Bonds, Series A-1, 5.25%, 11/15/56	1,560	1,826,807
Green Bonds, Series A-1, 5.25%, 11/15/57	5,410	6,312,550
New York Transportation Revenue, Green Bonds, Series A-1, 5.00%, 11/15/48(d)	7,500	8,809,950
Series A, 5.25%, 11/15/35	5,000	6,109,050

Security	Par (000)	Value

Transportation (continued)
Series B, 5.00%, 11/15/35	$1,750	$2,067,135
Series B, 5.00%, 11/15/37	250	294,518
Series D, 5.00%, 11/15/35	2,500	3,006,700
Series F, 5.00%, 11/15/30	1,000	1,106,260
Series F, 5.00%, 11/15/35	1,500	1,748,370
Transportation, Series C, 5.00%, 11/15/30	8,000	8,850,080
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	9,985	10,957,938
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/46	11,820	11,939,618
New York Transportation Development Corp., ARB:
Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, AMT, 5.00%, 01/01/25	5,000	5,779,100
LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 4.00%, 07/01/31	7,100	7,543,040
LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.00%, 07/01/34	250	278,363
LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.00%, 07/01/41	750	821,813
LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.00%, 07/01/46	17,145	18,734,856
LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	9,975	11,081,626
LaGuardia Airport Terminal B Redevelopment Project, Series B, 3.02%, 07/01/24	4,150	4,183,573
LaGuardia Airport Terminal B Redevelopment Project, Series B, 3.22%, 07/01/25	1,000	1,017,860
Niagara Falls Bridge Commission, RB, Toll Bridge System (AGM), 4.16%, 10/01/33	1,650	1,776,489
Niagara Frontier Transportation Authority, Refunding ARB, Buffalo Niagara International Airport, AMT :
5.00%, 04/01/34	225	268,324
5.00%, 04/01/35	200	237,290
5.00%, 04/01/36	210	248,630
5.00%, 04/01/37	250	295,320
5.00%, 04/01/38	250	294,673
5.00%, 04/01/39	175	205,777
Niagara Frontier Transportation Authority, Refunding RB, Buffalo Niagara International Airport, AMT, 5.00%, 04/01/32	400	480,912
Port Authority of New York & New Jersey, ARB:
192nd Series, 4.81%, 10/15/65	2,000	2,496,640
Consolidated, 169th Series, 5.00%, 10/15/41	1,000	1,063,760
JFK International Air Terminal LLC Projects, 5.50%, 12/01/31	7,025	7,360,514
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	2,000	2,096,680
Port Authority of New York & New Jersey, RB, Taxable Consolidated 164th Series, 5.65%, 11/01/40	1,745	2,324,148
Port Authority of New York & New Jersey, Refunding ARB:
195th Series, AMT, 5.00%, 04/01/36	4,430	5,217,831
Consolidated Bonds, 198th Series, 5.25%, 11/15/56	25,000	30,145,750
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	285	317,977
Consolidated, 193rd Series, AMT, 5.00%, 10/15/34	3,445	4,001,884
Consolidated, 197th Series, AMT, 5.00%, 11/15/41	1,250	1,463,300
Consolidated, 202th Series, AMT, 5.00%, 04/15/37	5,000	5,919,900
Consolidated, 206th Series, AMT, 5.00%, 11/15/37	1,525	1,804,502
Consolidated,186th Series, AMT, 5.00%, 10/15/44	1,000	1,138,310
Port Authority of New York & New Jersey, Refunding RB, AMT:
178th Series, 5.00%, 12/01/32	1,000	1,132,610
Consolidated, 197th Series, 5.00%, 11/15/36	3,000	3,530,430

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) June 30, 2019	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
State of New York Thruway Authority, RB, :
Anticipation Notes, 4.00%, 02/01/20	$25,000	$25,138,500
Junior Lien, 5.00%, 01/01/41	7,440	8,672,659
Junior Lien, 5.25%, 01/01/56	11,520	13,398,106
State of New York Thruway Authority, Refunding RB:
General, Series I, 5.00%, 01/01/42	280	301,507
General, Series J, 5.00%, 01/01/41	5,750	6,522,225
General, Series K, 5.00%, 01/01/29	5,000	5,904,550
General, Series K, 5.00%, 01/01/31	2,500	2,943,900
General, Series K, 5.00%, 01/01/32	1,500	1,763,985
Series L, 5.00%, 01/01/33	2,065	2,549,676
Series L, 5.00%, 01/01/34	910	1,120,483
Series L, 5.00%, 01/01/35	1,050	1,289,453
Triborough Bridge & Tunnel Authority, Refunding RB:
General, Series A, 5.00%, 11/15/50	1,000	1,161,220
General, Series B, 5.00%, 11/15/37	10,070	12,213,903
MTA Bridge and Tunnels, Series C, 5.00%, 11/15/37	6,000	7,408,320
MTA Bridges & Tunnels, Series A, 5.00%, 11/15/43	16,095	19,582,304

		372,895,326

Utilities — 8.9%
City of New York Municipal Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2013, Series BB, 5.00%, 06/15/47	2,000	2,188,900
City of New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 06/15/47	2,455	2,948,971
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2015, Series HH, 5.00%, 06/15/39	1,000	1,167,690
Fiscal 2017, Series EE, 5.00%, 06/15/37	2,735	3,302,020
Fiscal 2017, Series EE, 5.25%, 06/15/37	1,075	1,321,627
City of New York Water & Sewer System, RB, Series DD-1, 5.25%, 06/15/49	5,000	6,123,450
City of New York Water & Sewer System, Refunding RB:
2nd General Resolution, Series FF-2, 5.50%, 06/15/40	640	640,064
2nd Generation Resolution, Fiscal 2018, Series FF, 5.00%, 06/15/40	10,500	12,771,780
Series AA, 4.00%, 06/15/40	9,000	10,098,270
Series EE, 5.00%, 06/15/40	8,355	10,097,352
Long Island Power Authority, RB:
5.00%, 09/01/37	2,000	2,441,260
5.00%, 09/01/38	4,200	5,112,744
5.00%, 09/01/39	8,000	9,678,160
General, 5.00%, 09/01/36	1,000	1,211,670
General, Electric Systems, Series A (AGM), 5.00%, 05/01/21(c)	500	534,885
General, Electric Systems, Series C (AGC), 5.25%, 09/01/29	3,000	3,840,270
Long Island Power Authority, Refunding RB, Electric System, Series B, 5.00%, 09/01/46	2,000	2,328,160
New York City Water & Sewer System, Refunding RB, Series DD-2, Block 5, 5.00%, 06/15/40	4,850	5,861,273
State of New York Energy Research & Development Authority, Refunding RB, Rochester Gas & Electric Corp., Series C, 2.63%, 04/01/34(d)	25,000	25,877,500
State of New York Environmental Facilities Corp., Refunding RB:
New York City Municipal Water Finance Authority Project, 2.83%, 06/15/24	5,000	5,142,350
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/36	1,000	1,065,230

Security	Par (000)	Value

Utilities (continued)
Waste Management, Inc. Project, Series B, AMT, 1.95%, 05/01/30(d)	$7,500	$7,497,997
Utility Debt Securitization Authority, Refunding RB, Restructuring:
5.00%, 12/15/37	5,000	5,920,350
Series TE, 5.00%, 12/15/41	11,725	13,271,176

		140,443,149

Total Municipal Bonds in New York		1,327,403,931

Florida — 0.0%

Transportation
Florida Development Finance Corp., Refunding RB, Virgin Trains USA Passenger Rail Project, Series A, AMT, 6.38%, 01/01/49(a)(d)	400	388,108

Illinois — 0.9%

Education
Chicago Board of Education, GO:
Build America Bonds, 6.52%, 12/01/40	3,070	3,332,669
Taxable Build America Bonds, 6.04%, 12/01/29	2,160	2,273,508
Taxable Build America Bonds, 6.14%, 12/01/39	6,150	6,534,867
Taxable Qualified School Construction Bonds, 6.32%, 11/01/29	1,645	1,786,059

Total Municipal Bonds in Illinois		13,927,103

Puerto Rico — 3.8%

State — 1.8%
Commonwealth of Puerto Rico, GO, Public Improvement, Series B, 5.25%, 07/01/17(e)(f)	205	154,556
Commonwealth of Puerto Rico, GO, Refunding, Series A(e)(f):
Public Improvement, 5.50%, 07/01/39	1,580	925,528
8.00%, 07/01/35	1,750	918,750
Commonwealth of Puerto Rico, GO, , 6.00%, 07/01/38(e)(f)	885	667,229
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series F (GTD), 5.25%, 07/01/24(e)(f)	260	222,625
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/24(b)	160	136,662
CAB, Series A-1, 0.00%, 07/01/27(b)	306	235,149
CAB, Series A-1, 0.00%, 07/01/29(b)	490	342,726
CAB, Series A-1, 0.00%, 07/01/31(b)	582	363,651
CAB, Series A-1, 0.00%, 07/01/33(b)	841	468,277
CAB, Series A-1, 0.00%, 07/01/46(b)	4,110	938,847
CAB, Series A-1, 0.00%, 07/01/51(b)	3,349	565,345
Series A-1, 4.50%, 07/01/34	316	325,862
Series A-1, 4.75%, 07/01/53	6,607	6,431,981
Series A-1, 5.00%, 07/01/58	6,711	6,707,510
Series A-2, 4.55%, 07/01/40	2,262	2,181,880
Series A-2, 4.75%, 07/01/53	49	46,188
Series A-2, 5.00%, 07/01/58	7,832	7,568,845

		29,201,611

Utilities — 2.0%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A :
5.00%, 07/01/33	1,585	1,586,918
5.13%, 07/01/37	2,345	2,353,630
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A :
6.00%, 07/01/38	5,355	5,400,196
6.00%, 07/01/44	2,695	2,717,746

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2019	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A :
5.75%, 07/01/37	$1,325	$1,348,360
5.25%, 07/01/42	2,865	2,879,210
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series B :
5.00%, 07/01/23	1,530	1,476,894
5.35%, 07/01/27	2,550	2,453,329
6.15%, 07/01/38	755	731,391
Puerto Rico Electric Power Authority, RB(e)(f):
Series 2013-A, 7.00%, 07/01/33	415	333,823
Series 2013-A, 7.00%, 07/01/43	410	329,802
Series A, 5.00%, 07/01/29	1,860	1,456,447
Series A, 5.00%, 07/01/42	2,860	2,239,483
Series TT, 5.00%, 07/01/25	210	164,438
Series TT, 5.00%, 07/01/26	565	442,415
Series TT, 5.00%, 07/01/32	470	368,027
Series WW, 5.38%, 07/01/24	385	301,469
Series WW, 5.50%, 07/01/38	520	407,179
Series XX, 5.25%, 07/01/27	285	223,165
Series XX, 5.25%, 07/01/40	955	747,799
Puerto Rico Electric Power Authority, Refunding RB:
Series AAA, 5.25%, 07/01/28(e)(f)	695	544,210
Series AAA, 5.25%, 07/01/29(e)(f)	235	184,013
Series BBB, 5.40%, 07/01/28	1,240	970,965
Series ZZ, 5.25%, 07/01/21	110	86,134
Series ZZ, 5.25%, 07/01/24(e)(f)	875	685,156
Series ZZ, 5.00%, 07/01/28(e)(f)	435	340,621
Taxable Build America Bonds, Series Y, 6.13%, 07/01/40	455	356,281

		31,129,101

Total Municipal Bonds in Puerto Rico		60,330,712

Total Municipal Bonds — 89.3% (Cost — $1,332,011,797)		1,402,049,854

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

New York — 11.2%

County/City/Special District/School District — 1.2%
City of New York, GO:
Sub-Series G-1, 5.00%, 04/01/29	750	821,347
Sub-Series I-1, 5.00%, 03/01/36	1,500	1,718,415
City of New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	1,650	1,770,186
Hudson Yards Infrastructure Corp., RB,(h):
5.75%, 02/15/21(c)	1,393	1,486,565
5.75%, 02/15/47	857	914,490
City of New York, 5.00%, 04/01/39	10,000	12,086,397

		18,797,400

Education — 0.1%
State of New York Dormitory Authority, RB, State University Dormitory Facilities, New York University, Series A, 5.25%, 07/01/29	1,350	1,350,000

State — 4.5%
City of New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series F-1, 5.00%, 05/01/38	3,448	4,119,666
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	1,440	1,605,974
State of New York Dormitory Authority, RB:
Bid Group 2, Series A, 5.00%, 03/15/32	5,000	6,209,400

Security	Par (000)	Value

State (continued)
General Purpose, Series C, 5.00%, 03/15/41	$1,000	$1,052,560
Group B, State Sales Tax, Series A, 5.00%, 03/15/39	15,393	18,387,346
State Personal Income Tax, Series A, 5.00%, 02/15/34	10,000	12,004,596
State of New York Dormitory Authority, Refunding RB, Bid Group 4, Series C, 5.00%, 03/15/39	9,000	10,918,350
State of New York Urban Development Corp., Refunding RB, :
4.00%, 03/15/37	8,740	9,543,294
5.00%, 03/15/45	6,004	7,008,894

		70,850,080

Transportation — 3.3%
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.00%, 11/15/39	4,260	4,840,468
Metropolitan Transportation Authority, Refunding RB, Green Bonds, Sub-Series B-1, 5.00%, 11/15/51	10,000	11,831,299
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	6,495	7,078,249
Port Authority of New York & New Jersey, Refunding ARB:
Consolidated, Series 169th, 5.00%, 10/15/26	1,500	1,616,190
Series 194th, 5.25%, 10/15/55	1,950	2,309,170
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	1,560	1,679,590
Triborough Bridge & Tunnel Authority, Refunding RB:
Series A, 5.00%, 11/15/41	10,000	11,892,700
Series B, 5.00%, 11/15/38	9,000	10,900,080

		52,147,746

Utilities — 2.1%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 06/15/32	2,790	2,978,157
Fiscal 2012, Series BB, 5.00%, 06/15/44	3,751	4,018,986
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2018, 5.00%, 06/15/38(h)	7,504	9,048,829
Utility Debt Securitization Authority, Refunding RB, Restructuring:
5.00%, 12/15/41	7,800	9,489,948
Series A, 5.00%, 12/15/34	5,000	5,994,650
Series B, 4.00%, 12/15/35	1,300	1,445,509

		32,976,079

Total Municipal Bonds Transferred to Tender Option Bond Trusts in New York		176,121,305

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 11.2% (Cost — $166,621,057)		176,121,305

Total Long-Term Investments — 101.3% (Cost — $1,509,959,568)		1,590,506,429

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) June 30, 2019	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 2.0%
BlackRock Liquidity Funds New York Money Fund Portfolio, 1.71% (i)(j)	$31,207,194	$31,207,194

Total Short-Term Securities — 2.0% (Cost — $31,207,194)		31,207,194

Total Investments — 103.3% (Cost — $1,541,166,762)		1,621,713,623

Other Assets Less Liabilities — 2.4%		36,974,686

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.7)%		(88,824,728)

Net Assets — 100.0%		$1,569,863,581

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between August 15, 2020 to June 15, 2025, is $5,134,283. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

(j)

During the year ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 06/30/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds New York Money Fund Portfolio	—	31,207,194	31,207,194	$31,207,194	$467,588	$—	$—
BlackRock Liquidity Funds, MuniCash, Institutional Class(b)	37,673,273	(37,673,273)	—	—	176,664	2,471	(2,941)

				$31,207,194	$644,252	$2,471	$(2,941)

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	1,310	09/19/19	$167,639	$(2,375,378)
Long U.S. Treasury Bond	2,354	09/19/19	366,268	(5,961,211)
5-Year U.S. Treasury Note	641	09/30/19	75,738	(467,111)

				$(8,803,700)

Derivative Financial Instruments Categorized by Risk Exposure

As of period ended, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$8,803,700	$—	$8,803,700

(a)

Includes cumulative depreciation on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings.

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) June 30, 2019	BlackRock New York Municipal Opportunities Fund

For the year ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(33,369,670)	$—	$(33,369,670)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(5,949,343)	$—	$(5,949,343)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$525,770,641

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$1,590,506,429	$—	$1,590,506,429
Short-Term Securities	31,207,194	—	—	31,207,194

	$31,207,194	$1,590,506,429	$—	$1,621,713,623

Liabilities:
Derivative Financial Instruments(b)
Interest rate contracts	$(8,803,700)	$—	$—	$(8,803,700)

(a)	See above Schedule of Investments for values in each sector or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $88,529,499 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Statements of Assets and Liabilities

June 30, 2019

	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

ASSETS
Investments at value — unaffiliated(a)	$1,198,070,404	$11,225,704,152	$511,728,410	$1,590,506,429
Investments at value — affiliated(b)	114,014,108	594,110,838	55,608	31,207,194
Cash	—	3,508,349	—	—
Cash pledged for futures contracts	825,500	17,844,979	—	7,494,350
Receivables:
Investments sold	263,776	57,514,634	220,000	21,600,124
Capital shares sold	3,414,239	26,933,896	989,687	6,559,582
Dividends — affiliated	139,901	476,732	121	65,611
Interest — unaffiliated	13,477,623	111,369,655	4,253,713	17,055,691
Variation margin on futures contracts	37,500	519,274	—	294,250
Prepaid expenses	107,002	415,508	50,631	42,484

Total assets	1,330,350,053	12,038,398,017	517,298,170	1,674,825,715

LIABILITIES
Payables:
Investments purchased	9,289,650	377,367,521	16,746,120	12,338,950
Board realignment and consolidation	599	28,737	3,386	—
Capital shares redeemed	3,579,031	21,645,809	1,214,574	1,735,069
Income dividend distributions	1,278,504	4,488,428	301,970	758,791
Interest expense and fees	299,559	954,423	—	295,229
Investment advisory fees	429,395	3,220,425	83,610	514,412
Directors’ and Officer’s fees	—	11,331	—	—
Other accrued expenses	436,115	2,757,461	275,267	511,541
Other affiliates	2,487	25,760	1,633	3,059
Service and distribution fees	119,955	850,371	36,472	225,662
Variation margin on futures contracts	1,969	175,815	—	40,937
Recoupment of past waived fees	—	—	—	8,985

Total accrued liabilities	15,437,264	411,526,081	18,663,032	16,432,635

OTHER LIABILITIES
TOB Trust Certificates	75,300,547	324,359,972	—	88,529,499

Total liabilities	90,737,811	735,886,053	18,663,032	104,962,134

NET ASSETS	$1,239,612,242	$11,302,511,964	$498,635,138	$1,569,863,581

NET ASSETS CONSIST OF
Paid-in capital	$1,175,759,507	$10,859,822,195	$496,825,813	$1,533,512,833
Accumulated earnings	$63,852,735	$442,689,769	$1,809,325	$36,350,748

NET ASSETS	$1,239,612,242	$11,302,511,964	$498,635,138	$1,569,863,581

(a) Investments at cost — unaffiliated	$1,126,691,625	$10,784,551,532	$508,421,492	$1,509,959,568
(b) Investments at cost — affiliated	$114,014,217	$594,136,255	$55,608	$31,207,194

See notes to financial statements.

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

June 30, 2019

	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

Institutional
Net assets	$780,811,015	$4,063,257,555	$350,719,693	$733,534,246

Shares outstanding, $0.10 par value	78,943,942	367,217,382	34,557,145	64,467,430

Net asset value	$9.89	$11.06	$10.15	$11.38

Shares authorized	100 million	800 million	150 million	unlimited

Service
Net assets	$—	$3,318,307	$—	$—

Shares outstanding, $0.10 par value	—	300,125	—	—

Net asset value	$—	$11.06	$—	$—

Shares authorized	—	375 million	—	—

Investor A
Net assets	$345,254,725	$3,227,893,638	$109,461,649	$609,556,729

Shares outstanding, $0.10 par value	34,988,804	291,518,117	10,779,242	53,539,776

Net asset value	$9.87	$11.07	$10.15	$11.39

Shares authorized	100 million	800 million	150 million	unlimited

Investor A1
Net assets	$—	$—	$15,569,667	$103,286,447

Shares outstanding, $0.10 par value	—	—	1,532,944	9,072,582

Net asset value	$—	$—	$10.16	$11.38

Shares authorized	—	—	150 million	unlimited

Investor C
Net assets	$64,484,437	$270,445,266	$15,433,908	$119,390,674

Shares outstanding, $0.10 par value	6,516,894	24,421,693	1,561,118	10,490,796

Net asset value	$9.89	$11.07	$9.89	$11.38

Shares authorized	100 million	375 million	150 million	unlimited

Investor C1
Net assets	$—	$911,570	$—	$45,281

Shares outstanding, $0.10 par value	—	82,350	—	3,978

Net asset value	$—	$11.07	$—	$11.38

Shares authorized	—	375 million	—	unlimited

Class K
Net assets	$49,062,065	$3,736,685,628	$7,450,221	$4,050,204

Shares outstanding, $0.10 par value	4,960,596	337,559,141	734,165	355,912

Net asset value	$9.89	$11.07	$10.15	$11.38

Shares authorized	2 billion	550 million	150 million	unlimited

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Operations

Year Ended June 30, 2019

	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

INVESTMENT INCOME
Dividends — affiliated	$813,802	$7,507,222	$3,796	$644,252
Dividends — unaffiliated	66,875	—	—	—
Interest — unaffiliated	44,892,423	334,847,057	9,684,704	43,933,018

Total investment income	45,773,100	342,354,279	9,688,500	44,577,270

EXPENSES
Investment advisory	4,555,491	37,457,187	1,440,895	5,697,416
Service and distribution — class specific	1,266,537	9,747,652	400,599	2,256,146
Transfer agent — class specific	353,838	5,808,116	358,399	632,060
Accounting services	152,418	940,898	100,735	190,026
Registration	144,463	608,543	143,157	86,388
Professional	66,017	103,312	57,655	90,175
Organization and offering	25,234	—	—	24,694
Printing	19,841	69,674	14,544	39,630
Directors and Officer	15,806	119,133	10,682	19,112
Custodian	11,399	126,682	11,929	17,954
Board realignment and consolidation	10,102	173,046	7,344	10,948
Recoupment of past waived and/or reimbursed fees — class specific	—	—	—	67,110
Miscellaneous	71,349	212,098	76,101	72,790

Total expenses excluding interest expense and fees	6,692,495	55,366,341	2,622,040	9,204,449
Interest expense and fees(a)	1,554,346	4,731,181	—	1,805,107

Total expenses	8,246,841	60,097,522	2,622,040	11,009,556
Less:
Fees waived and/or reimbursed by the Manager	(300,179)	(2,724,919)	(330,535)	(726,883)
Transfer agent fees waived and/or reimbursed	(7,846)	(2,582,398)	(124,067)	(88,174)

Total expenses after fees waived and/or reimbursed	7,938,816	54,790,205	2,167,438	10,194,499

Net investment income	37,834,284	287,564,074	7,521,062	34,382,771

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	1,062	6,764	—	—
Futures contracts	(3,750,941)	(83,481,423)	—	(33,369,670)
Investments — affiliated	(998)	5,164,825	(38)	2,471
Investments — unaffiliated	1,919,428	93,438,039	(380,324)	1,525,059

	(1,831,449)	15,128,205	(380,362)	(31,842,140)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(647,800)	(14,482,908)	—	(5,949,343)
Investments — affiliated	(2,732)	(34,074)	—	(2,941)
Investments — unaffiliated	37,372,721	267,019,681	4,184,574	64,626,290

	36,722,189	252,502,699	4,184,574	58,674,006

Net realized and unrealized gain	34,890,740	267,630,904	3,804,212	26,831,866

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$72,725,024	$555,194,978	$11,325,274	$61,214,637

(a)	Related to TOB Trusts.

See notes to financial statements.

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock High Yield Municipal Fund		BlackRock National Municipal Fund
	Year Ended June 30,		Year Ended June 30,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$37,834,284	$32,540,061	$287,564,074	$249,064,464
Net realized gain (loss)	(1,831,449)	4,002,800	15,128,205	40,972,546
Net change in unrealized appreciation (depreciation)	36,722,189	(593,896)	252,502,699	(112,160,435)

Net increase in net assets resulting from operations	72,725,024	35,948,965	555,194,978	177,876,575

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(24,887,973)	(22,269,205)	(104,760,559)	(102,169,525)
Service	—	—	(77,168)	(79,545)
Investor A	(9,964,530)	(8,349,393)	(75,842,742)	(70,549,749)
Investor B	—	—	—	(7,152)
Investor C	(1,811,155)	(1,953,705)	(5,989,952)	(7,327,250)
Investor C1	—	—	(91,053)	(252,996)
Class K	(1,062,054)	(139,812)	(100,550,818)	(69,394,304)

Decrease in net assets resulting from distributions to shareholders	(37,725,712)	(32,712,115)	(287,312,292)	(249,780,521)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	362,627,319	57,975,788	1,923,084,647	1,369,051,416

NET ASSETS(b)
Total increase in net assets	397,626,631	61,212,638	2,190,967,333	1,297,147,470
Beginning of year	841,985,611	780,772,973	9,111,544,631	7,814,397,161

End of year	$1,239,612,242	$841,985,611	$11,302,511,964	$9,111,544,631

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets  (continued)

	BlackRock Short-Term Municipal Fund		BlackRock New York Municipal Opportunities Fund
	Year Ended June 30,		Year Ended June 30,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,521,062	$4,699,665	$34,382,771	$23,773,493
Net realized gain (loss)	(380,362)	(703,032)	(31,842,140)	16,246,419
Net change in unrealized appreciation (depreciation)	4,184,574	(1,245,104)	58,674,006	(9,613,944)

Net increase in net assets resulting from operations	11,325,274	2,751,529	61,214,637	30,405,968

DISTRIBUTIONS(a)(b)
Institutional	(5,824,213)	(3,917,346)	(23,408,799)	(10,312,712)
Investor A	(1,210,653)	(542,423)	(17,218,601)	(8,484,778)
Investor A1	(244,865)	(184,330)	(4,269,479)	(3,200,212)
Investor C	(101,735)	(26,247)	(3,273,586)	(1,801,015)
Investor C1	—	—	(7,344)	(18,602)
Class K	(125,501)	(47,113)	(137,905)	(17,062)

Decrease in net assets resulting from distributions to shareholders	(7,506,967)	(4,717,459)	(48,315,714)	(23,834,381)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	31,896,379	(5,554,353)	529,012,126	293,293,175

NET ASSETS(b)
Total increase (decrease) in net assets	35,714,686	(7,520,283)	541,911,049	299,864,762
Beginning of year	462,920,452	470,440,735	1,027,952,532	728,087,770

End of year	$498,635,138	$462,920,452	$1,569,863,581	$1,027,952,532

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income (undistributed net investment income) has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund

	Institutional

	Year Ended June 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.59	$9.54	$9.99	$9.28	$9.12

Net investment income(a)	0.39	0.40	0.41	0.40	0.41
Net realized and unrealized gain (loss)	0.30	0.05	(0.46)	0.72	0.16

Net increase (decrease) from investment operations	0.69	0.45	(0.05)	1.12	0.57

Distributions from net investment income(b)	(0.39)	(0.40)	(0.40)	(0.41)	(0.41)

Net asset value, end of year	$9.89	$9.59	$9.54	$9.99	$9.28

Total Return(c)
Based on net asset value	7.36%	4.78%	(0.38)%	12.32%	6.27%

Ratios to Average Net Assets(d)
Total expenses	0.71%	0.70%	0.71%	0.71%	0.70%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.68%	0.68%	0.66%	0.71%	0.70%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	0.52%	0.54%	0.57%	0.65%	0.66%

Net investment income	4.03%	4.14%	4.24%	4.23%	4.37%

Supplemental Data
Net assets, end of year (000)	$780,811	$549,217	$516,247	$554,336	$327,422

Borrowings outstanding, end of year (000)	$75,301	$61,022	$60,043	$46,657	$26,216

Portfolio turnover rate	14%	25%	36%	19%	41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)

	Investor A

	Year Ended June 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.56	$9.52	$9.97	$9.26	$9.10

Net investment income(a)	0.36	0.37	0.38	0.38	0.38
Net realized and unrealized gain (loss)	0.31	0.04	(0.45)	0.71	0.16

Net increase (decrease) from investment operations	0.67	0.41	(0.07)	1.09	0.54

Distributions from net investment income(b)	(0.36)	(0.37)	(0.38)	(0.38)	(0.38)

Net asset value, end of year	$9.87	$9.56	$9.52	$9.97	$9.26

Total Return(c)
Based on net asset value	7.21%	4.40%	(0.63)%	12.05%	6.00%

Ratios to Average Net Assets(d)
Total expenses	0.98%	0.96%	0.94%	0.96%	0.97%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.95%	0.94%	0.91%	0.96%	0.97%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	0.79%	0.80%	0.82%	0.90%	0.93%

Net investment income	3.76%	3.88%	4.00%	3.99%	4.11%

Supplemental Data
Net assets, end of year (000)	$345,255	$220,992	$201,212	$228,140	$156,348

Borrowings outstanding, end of year (000)	$75,301	$61,022	$60,043	$46,657	$26,216

Portfolio turnover rate	14%	25%	36%	19%	41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—%

(e)	Intere Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)

	Investor C

	Year Ended June 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.59	$9.55	$9.99	$9.28	$9.12

Net investment income(a)	0.29	0.30	0.31	0.31	0.31
Net realized and unrealized gain (loss)	0.30	0.04	(0.44)	0.71	0.16

Net increase (decrease) from investment operations	0.59	0.34	(0.13)	1.02	0.47

Distributions from net investment income(b)	(0.29)	(0.30)	(0.31)	(0.31)	(0.31)

Net asset value, end of year	$9.89	$9.59	$9.55	$9.99	$9.28

Total Return(c)
Based on net asset value	6.28%	3.62%	(1.26)%	11.20%	5.20%

Ratios to Average Net Assets(d)
Total expenses	1.74%	1.73%	1.70%	1.72%	1.72%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.70%	1.69%	1.66%	1.72%	1.72%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	1.54%	1.56%	1.57%	1.66%	1.68%

Net investment income	3.02%	3.13%	3.25%	3.23%	3.36%

Supplemental Data
Net assets, end of year (000)	$64,484	$60,065	$63,314	$71,527	$54,239

Borrowings outstanding, end of year (000)	$75,301	$61,022	$60,043	$46,657	$26,216

Portfolio turnover rate	14%	25%	36%	19%	41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)

	Class K
	Year Ended 06/30/19	Period from 01/25/18 (a) to 06/30/18

Net asset value, beginning of period	$9.59	$9.62

Net investment income(b)	0.39	0.18
Net realized and unrealized gain (loss)	0.30	(0.04)

Net increase from investment operations	0.69	0.14

Distributions from net investment income(c)	(0.39)	(0.17)

Net asset value, end of period	$9.89	$9.59

Total Return(d)
Based on net asset value	7.40%	1.50	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.69%	0.67	%(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.65%	0.62	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(i)	0.49%	0.49	%(g)

Net investment income	4.04%	4.48	%(g)

Supplemental Data
Net assets, end of period (000)	$49,062	$11,712

Borrowings outstanding, end of period (000)	$75,301	$61,022

Portfolio turnover rate	14%	25%

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 06/30/19	Period from 01/25/18 (a) to 06/30/18
Investments in underlying funds	0.01%	0.01%

(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.68%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund

	Institutional

	Year Ended June 30,
	2019		2018	2017		2016		2015

Net asset value, beginning of year	$10.79		$10.88	$11.22		$10.86		$10.88

Net investment income(a)	0.33		0.33	0.34		0.34		0.38
Net realized and unrealized gain (loss)	0.27		(0.09)	(0.34)		0.36		(0.02)

Net increase from investment operations	0.60		0.24	0.00		0.70		0.36

Distributions from net investment income(b)	(0.33)		(0.33)	(0.34)		(0.34)		(0.38)

Net asset value, end of year	$11.06		$10.79	$10.88		$11.22		$10.86

Total Return(c)
Based on net asset value	5.68%		2.23%	0.09%		6.68%		3.33%

Ratios to Average Net Assets(d)
Total expenses	0.53%		0.52%	0.57%		0.60%		0.64%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.48%		0.44%	0.49%		0.58%		0.59%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	0.43	%(e)	0.44%	0.48	%(e)	0.57	%(e)	0.55	%(e)

Net investment income	3.04%		3.04%	3.15%		3.10%		3.47%

Supplemental Data
Net assets, end of year (000)	$4,063,258		$3,028,849	$3,225,595		$3,326,972		$2,088,580

Borrowings outstanding, end of year (000)	$324,360		$—	$—		$—		$275,550

Portfolio turnover rate	77%		51%	83%		83%		28%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Service

	Year Ended June 30,
	2019		2018	2017		2016		2015

Net asset value, beginning of year	$10.78		$10.87	$11.21		$10.85		$10.86

Net investment income(a)	0.31		0.31	0.33		0.34		0.38
Net realized and unrealized gain (loss)	0.27		(0.10)	(0.35)		0.34		(0.03)

Net increase (decrease) from investment operations	0.58		0.21	(0.02)		0.68		0.35

Distributions from net investment income(b)	(0.30)		(0.30)	(0.32)		(0.32)		(0.36)

Net asset value, end of year	$11.06		$10.78	$10.87		$11.21		$10.85

Total Return(c)
Based on net asset value	5.51%		1.99%	(0.14)%		6.47%		3.23%

Ratios to Average Net Assets(d)
Total expenses	0.76%		0.71%	0.76%		0.80%		0.82%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.73%		0.67%	0.71%		0.78%		0.77%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	0.68	%(e)	0.67%	0.71	%(e)	0.77	%(e)	0.74	%(e)

Net investment income	2.90%		2.90%	3.04%		3.06%		3.52%

Supplemental Data
Net assets, end of year (000)	$3,318		$2,407	$3,150		$2,505		$1,739

Borrowings outstanding, end of year (000)	$324,360		$—	$—		$—		$275,550

Portfolio turnover rate	77%		51%	83%		83%		28%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Investor A

	Year Ended June 30,
	2019		2018	2017		2016		2015

Net asset value, beginning of year	$10.80		$10.88	$11.23		$10.87		$10.88

Net investment income(a)	0.30		0.30	0.32		0.33		0.36
Net realized and unrealized gain (loss)	0.27		(0.08)	(0.35)		0.36		(0.01)

Net increase (decrease) from investment operations	0.57		0.22	(0.03)		0.69		0.35

Distributions from net investment income(b)	(0.30)		(0.30)	(0.32)		(0.33)		(0.36)

Net asset value, end of year	$11.07		$10.80	$10.88		$11.23		$10.87

Total Return(c)
Based on net asset value	5.41%		2.07%	(0.22)%		6.42%		3.26%

Ratios to Average Net Assets(d)
Total expenses	0.82%		0.77%	0.81%		0.85%		0.90%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.73%		0.69%	0.70%		0.74%		0.75%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	0.68	%(e)	0.69%	0.70	%(e)	0.72	%(e)	0.72	%(e)

Net investment income	2.79%		2.79%	2.93%		2.97%		3.30%

Supplemental Data
Net assets, end of year (000)	$3,227,894		$2,730,622	$2,342,752		$2,669,101		$2,388,743

Borrowings outstanding, end of year (000)	$324,360		$—	$—		$—		$275,550

Portfolio turnover rate	77%		51%	83%		83%		28%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Investor C

	Year Ended June 30,
	2019		2018	2017		2016		2015

Net asset value, beginning of year	$10.80		$10.88	$11.23		$10.87		$10.88

Net investment income(a)	0.22		0.22	0.24		0.24		0.28
Net realized and unrealized gain (loss)	0.27		(0.08)	(0.35)		0.36		(0.01)

Net increase (decrease) from investment operations	0.49		0.14	(0.11)		0.60		0.27

Distributions from net investment income(b)	(0.22)		(0.22)	(0.24)		(0.24)		(0.28)

Net asset value, end of year	$11.07		$10.80	$10.88		$11.23		$10.87

Total Return(c)
Based on net asset value	4.63%		1.31%	(0.96)%		5.63%		2.49%

Ratios to Average Net Assets(d)
Total expenses	1.51%		1.47%	1.51%		1.54%		1.59%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.48%		1.43%	1.45%		1.49%		1.50%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	1.43	%(e)	1.43%	1.44	%(e)	1.47	%(e)	1.47	%(e)

Net investment income	2.06%		2.04%	2.19%		2.22%		2.55%

Supplemental Data
Net assets, end of year (000)	$270,445		$327,384	$382,703		$467,928		$397,945

Borrowings outstanding, end of year (000)	$324,360		$—	$—		$—		$275,550

Portfolio turnover rate	77%		51%	83%		83%		28%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Investor C1

	Year Ended June 30,
	2019		2018	2017		2016		2015

Net asset value, beginning of year	$10.79		$10.88	$11.22		$10.87		$10.88

Net investment income(a)	0.25		0.25	0.26		0.27		0.30
Net realized and unrealized gain (loss)	0.27		(0.10)	(0.34)		0.35		(0.01)

Net increase (decrease) from investment operations	0.52		0.15	(0.08)		0.62		0.29

Distributions from net investment income(b)	(0.24)		(0.24)	(0.26)		(0.27)		(0.30)

Net asset value, end of year	$11.07		$10.79	$10.88		$11.22		$10.87

Total Return(c)
Based on net asset value	4.93%		1.42%	(0.68)%		5.83%		2.68%

Ratios to Average Net Assets(d)
Total expenses	1.32%		1.28%	1.31%		1.34%		1.39%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.28%		1.24%	1.25%		1.30%		1.31%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	1.23	%(e)	1.24%	1.25	%(e)	1.28	%(e)	1.28	%(e)

Net investment income	2.36%		2.24%	2.40%		2.42%		2.74%

Supplemental Data
Net assets, end of year (000)	$912		$9,788	$12,072		$61,362		$64,049

Borrowings outstanding, end of year (000)	$324,360		$—	$—		$—		$275,550

Portfolio turnover rate	77%		51%	83%		83%		28%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Class K

	Year Ended June 30,
	2019		2018	2017		2016		2015

Net asset value, beginning of year	$10.79		$10.88	$11.22		$10.87		$10.88

Net investment income(a)	0.33		0.33	0.35		0.36		0.39
Net realized and unrealized gain (loss)	0.28		(0.09)	(0.34)		0.35		(0.01)

Net increase from investment operations	0.61		0.24	0.01		0.71		0.38

Distributions from net investment income(b)	(0.33)		(0.33)	(0.35)		(0.36)		(0.39)

Net asset value, end of year	$11.07		$10.79	$10.88		$11.22		$10.87

Total Return(c)
Based on net asset value	5.82%		2.28%	0.15%		6.70%		3.53%

Ratios to Average Net Assets(d)
Total expenses	0.46%		0.44%	0.48%		0.53%		0.58%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.43%		0.39%	0.41%		0.48%		0.49%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	0.38	%(e)	0.39%	0.40	%(e)	0.46	%(e)	0.46	%(e)

Net investment income	3.09%		3.09%	3.24%		3.24%		3.56%

Supplemental Data
Net assets, end of year (000)	$3,736,686		$3,012,495	$1,847,397		$332,000		$341,071

Borrowings outstanding, end of year (000)	$324,360		$—	$—		$—		$275,550

Portfolio turnover rate	77%		51%	83%		83%		28%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund

	Institutional

	Year Ended June 30,
	2019	2018	2017		2016		2015

Net asset value, beginning of year	$10.08	$10.12	$10.18		$10.11		$10.16

Net investment income(a)	0.16	0.11	0.07		0.05		0.04
Net realized and unrealized gain (loss)	0.07	(0.04)	(0.06)		0.07		(0.05)

Net increase (decrease) from investment operations	0.23	0.07	0.01		0.12		(0.01)

Distributions(b)
From net investment income	(0.16)	(0.11)	(0.07)		(0.05)		(0.04)
From net realized gain	—	—	(0.00	)(c)	(0.00	)(c)	—

Total distributions	(0.16)	(0.11)	(0.07)		(0.05)		(0.04)

Net asset value, end of year	$10.15	$10.08	$10.12		$10.18		$10.11

Total Return(d)
Based on net asset value	2.32%	0.71%	0.10%		1.15%		(0.11)%

Ratios to Average Net Assets
Total expenses	0.46%	0.49%	0.52%		0.52%		0.51%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.36%	0.36%	0.37%		0.40%		0.40%

Net investment income	1.61%	1.12%	0.66%		0.48%		0.42%

Supplemental Data
Net assets, end of year (000)	$350,720	$360,543	$357,427		$454,165		$492,702

Portfolio turnover rate	129%	153%	88%		67%		72%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)

	Investor A

	Year Ended June 30,
	2019	2018	2017		2016		2015

Net asset value, beginning of year	$10.08	$10.13	$10.18		$10.12		$10.16

Net investment income(a)	0.14	0.09	0.04		0.02		0.01
Net realized and unrealized gain (loss)	0.07	(0.05)	(0.05)		0.06		(0.04)

Net increase (decrease) from investment operations	0.21	0.04	(0.01)		0.08		(0.03)

Distributions(b)
From net investment income	(0.14)	(0.09)	(0.04)		(0.02)		(0.01)
From net realized gain	—	—	(0.00	)(c)	(0.00	)(c)	—

Total distributions	(0.14)	(0.09)	(0.04)		(0.02)		(0.01)

Net asset value, end of year	$10.15	$10.08	$10.13		$10.18		$10.12

Total Return(d)
Based on net asset value	2.08%	0.37%	(0.06)%		0.76%		(0.29)%

Ratios to Average Net Assets
Total expenses	0.67%	0.68%	0.72%		0.71%		0.70%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.60%	0.60%	0.63%		0.69%		0.69%

Net investment income	1.39%	0.85%	0.40%		0.19%		0.13%

Supplemental Data
Net assets, end of year (000)	$109,462	$61,444	$67,193		$78,879		$100,980

Portfolio turnover rate	129%	153%	88%		67%		72%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)

	Investor A1

	Year Ended June 30,
	2019	2018	2017		2016		2015

Net asset value, beginning of year	$10.08	$10.13	$10.19		$10.12		$10.17

Net investment income(a)	0.15	0.10	0.06		0.04		0.03
Net realized and unrealized gain (loss)	0.08	(0.05)	(0.06)		0.06		(0.05)

Net increase (decrease) from investment operations	0.23	0.05	0.00		0.10		(0.02)

Distributions(b)
From net investment income	(0.15)	(0.10)	(0.06)		(0.03)		(0.03)
From net realized gain	—	—	(0.00	)(c)	(0.00	)(c)	—

Total dividends and distributions	(0.15)	(0.10)	(0.06)		(0.03)		(0.03)

Net asset value, end of year	$10.16	$10.08	$10.13		$10.19		$10.12

Total Return(d)
Based on net asset value	2.32%	0.51%	(0.01)%		1.03%		(0.23)%

Ratios to Average Net Assets
Total expenses	0.53%	0.55%	0.56%		0.55%		0.55%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.46%	0.46%	0.48%		0.52%		0.52%

Net investment income	1.47%	0.98%	0.54%		0.36%		0.30%

Supplemental Data
Net assets, end of year (000)	$15,570	$17,389	$19,724		$25,203		$33,292

Portfolio turnover rate	129%	153%	88%		67%		72%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)

	Investor C

	Year Ended June 30,
	2019	2018	2017		2016		2015

Net asset value, beginning of year	$9.82	$9.86	$9.96		$9.95		$10.07

Net investment income (loss)(a)	0.05	—	(0.04)		(0.06)		(0.07)
Net realized and unrealized gain (loss)	0.08	(0.03)	(0.06)		0.07		(0.05)

Net increase (decrease) from investment operations	0.13	(0.03)	(0.10)		0.01		(0.12)

Distributions(b)
From net investment income	(0.06)	(0.01)	—		—		—
From net realized gain	—	—	(0.00	)(c)	(0.00	)(c)	—

Total distributions	(0.06)	(0.01)	—		—		—

Net asset value, end of year	$9.89	$9.82	$9.86		$9.96		$9.95

Total Return(d)
Based on net asset value	1.33%	(0.26)%	(0.96)%		0.11%		(1.19)%

Ratios to Average Net Assets
Total expenses	1.45%	1.46%	1.48%		1.48%		1.47%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.36%	1.36%	1.39%		1.48%		1.47%

Net investment income (loss)	0.52%	0.01%	(0.41)%		(0.60)%		(0.70)%

Supplemental Data
Net assets, end of year (000)	$15,434	$16,825	$22,859		$31,251		$31,121

Portfolio turnover rate	129%	153%	88%		67%		72%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

72	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)

	Class K

	Year Ended June 30,
	2019	2018	2017		2016		2015

Net asset value, beginning of year	$10.08	$10.12	$10.18		$10.11		$10.15

Net investment income(a)	0.14	0.08	0.00	(b)	0.05		0.02
Net realized and unrealized gain (loss)	0.10	—	0.01		0.06		(0.02)

Net increase from investment operations	0.24	0.08	0.01		0.11		—

Distributions(c)
From net investment income	(0.17)	(0.12)	(0.07)		(0.04)		(0.04)
From net realized gain	—	—	(0.00	)(d)	(0.00	)(d)	—

Total distributions	(0.17)	(0.12)	(0.07)		(0.04)		(0.04)

Net asset value, end of year	$10.15	$10.08	$10.12		$10.18		$10.11

Total Return(e)
Based on net asset value	2.37%	0.76%	0.13%		1.13%		(0.01)%

Ratios to Average Net Assets
Total expenses	0.38%	0.38%	0.43%		0.42%		0.41%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.31%	0.31%	0.34%		0.42%		0.40%

Net investment income	1.43%	0.75%	0.02%		0.45%		0.21%

Supplemental Data
Net assets, end of year (000)	$7,450	$6,719	$3,238		$3,279		$6,732

Portfolio turnover rate	129%	153%	88%		67%		72%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund

	Institutional

	Year Ended June 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.31	$11.21	$11.58	$10.90	$10.79

Net investment income(a)	0.33	0.33	0.35	0.36	0.41
Net realized and unrealized gain (loss)	0.22	0.10	(0.37)	0.69	0.11

Net increase (decrease) from investment operations	0.55	0.43	(0.02)	1.05	0.52

Distributions(b)
From net investment income	(0.36)	(0.33)	(0.35)	(0.37)	(0.41)
From net realized gain	(0.12)	—	—	—	—

Total distributions	(0.48)	(0.33)	(0.35)	(0.37)	(0.41)

Net asset value, end of year	$11.38	$11.31	$11.21	$11.58	$10.90

Total Return(c)
Based on net asset value	4.96%	3.93%	(0.09)%	9.80%	4.86%

Ratios to Average Net Assets(d)
Total expenses	0.71%	0.74%	0.75%	0.76%	0.78%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.65%	0.63%	0.63%	0.70%	0.69%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	0.50%	0.50%	0.52%	0.65%	0.65%

Net investment income	2.99%	2.96%	3.17%	3.26%	3.73%

Supplemental Data
Net assets, end of year (000)	$733,534	$455,378	$266,540	$186,378	$79,506

Borrowings outstanding, end of year (000)	$88,529	$67,389	$60,785	$49,774	$18,711

Portfolio turnover rate	43%	43%	34%	20%	22%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

74	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Investor A

	Year Ended June 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.31	$11.21	$11.58	$10.91	$10.80

Net investment income(a)	0.31	0.31	0.33	0.33	0.38
Net realized and unrealized gain (loss)	0.22	0.10	(0.38)	0.68	0.11

Net increase (decrease) from investment operations	0.53	0.41	(0.05)	1.01	0.49

Distributions(b)
From net investment income	(0.33)	(0.31)	(0.32)	(0.34)	(0.38)
From net realized gain	(0.12)	—	—	—	—

Total distributions	(0.45)	(0.31)	(0.32)	(0.34)	(0.38)

Net asset value, end of year	$11.39	$11.31	$11.21	$11.58	$10.91

Total Return(c)
Based on net asset value	4.79%	3.67%	(0.34)%	9.53%	4.61%

Ratios to Average Net Assets(d)
Total expenses	0.97%	0.96%	0.96%	1.01%	1.04%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.90%	0.88%	0.88%	0.94%	0.93%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	0.75%	0.75%	0.77%	0.89%	0.89%

Net investment income	2.73%	2.71%	2.92%	3.01%	3.50%

Supplemental Data
Net assets, end of year (000)	$609,557	$362,961	$260,308	$213,000	$82,376

Borrowings outstanding, end of year (000)	$88,529	$67,389	$60,785	$49,774	$18,711

Portfolio turnover rate	43%	43%	34%	20%	22%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Investor A1

	Year Ended June 30,
	2019	2018	2017		2016	2015

Net asset value, beginning of year	$11.31	$11.21	$11.58		$10.91	$10.80

Net investment income(a)	0.32	0.32	0.34		0.35	0.40
Net realized and unrealized gain (loss)	0.21	0.10	(0.37)		0.67	0.11

Net increase (decrease) from investment operations	0.53	0.42	(0.03)		1.02	0.51

Distributions(b)
From net investment income	(0.34)	(0.32)	(0.34)		(0.35)	(0.40)
From net realized gain	(0.12)	—	—		—	—

Total dividends and distributions	(0.46)	(0.32)	(0.34)		(0.35)	(0.40)

Net asset value, end of year	$11.38	$11.31	$11.21		$11.58	$10.91

Total Return(c)
Based on net asset value	4.85%	3.83%	(0.19)%		9.55%	4.71%

Ratios to Average Net Assets(d)
Total expenses	0.81%	0.81%	0.81	%(e)	0.86%	0.88%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.75%	0.72%	0.73%		0.83%	0.83%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	0.60%	0.60%	0.63%		0.78%	0.79%

Net investment income	2.89%	2.87%	3.06%		3.17%	3.61%

Supplemental Data
Net assets, end of year (000)	$103,286	$107,538	$114,821		$124,864	$125,718

Borrowings outstanding, end of year (000)	$88,529	$67,389	$60,785		$49,774	$18,711

Portfolio turnover rate	43%	43%	34%		20%	22%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

76	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Investor C

	Year Ended June 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.31	$11.21	$11.58	$10.90	$10.80

Net investment income(a)	0.22	0.22	0.24	0.25	0.30
Net realized and unrealized gain (loss)	0.21	0.10	(0.37)	0.69	0.10

Net increase (decrease) from investment operations	0.43	0.32	(0.13)	0.94	0.40

Distributions(b)
From net investment income	(0.24)	(0.22)	(0.24)	(0.26)	(0.30)
From net realized gain	(0.12)	—	—	—	—

Total distributions	(0.36)	(0.22)	(0.24)	(0.26)	(0.30)

Net asset value, end of year	$11.38	$11.31	$11.21	$11.58	$10.90

Total Return(c)
Based on net asset value	3.92%	2.89%	(1.08)%	8.72%	3.74%

Ratios to Average Net Assets(d)
Total expenses	1.72%	1.73%	1.72%	1.76%	1.78%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.65%	1.63%	1.63%	1.69%	1.68%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	1.50%	1.50%	1.52%	1.64%	1.64%

Net investment income	1.99%	1.96%	2.17%	2.27%	2.75%

Supplemental Data
Net assets, end of year (000)	$119,391	$98,722	$85,612	$77,338	$37,670

Borrowings outstanding, end of year (000)	$88,529	$67,389	$60,785	$49,774	$18,711

Portfolio turnover rate	43%	43%	34%	20%	22%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Investor C1

	Year Ended June 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.31	$11.21	$11.58	$10.90	$10.80

Net investment income(a)	0.26	0.27	0.29	0.30	0.34
Net realized and unrealized gain (loss)	0.22	0.10	(0.37)	0.68	0.10

Net increase (decrease) from investment operations	0.48	0.37	(0.08)	0.98	0.44

Distributions(b)
From net investment income	(0.29)	(0.27)	(0.29)	(0.30)	(0.34)
From net realized gain	(0.12)	—	—	—	—

Total distributions	(0.41)	(0.27)	(0.29)	(0.30)	(0.34)

Net asset value, end of year	$11.38	$11.31	$11.21	$11.58	$10.90

Total Return(c)
Based on net asset value	4.34%	3.31%	(0.69)%	9.12%	4.11%

Ratios to Average Net Assets(d)
Total expenses	1.39%	1.38%	1.30%	1.35%	1.37%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.25%	1.23%	1.23%	1.32%	1.32%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	1.10%	1.10%	1.12%	1.27%	1.28%

Net investment income	2.34%	2.36%	2.56%	2.68%	3.12%

Supplemental Data
Net assets, end of year (000)	$45	$742	$807	$7,670	$7,762

Borrowings outstanding, end of year (000)	$88,529	$67,389	$60,785	$49,774	$18,711

Portfolio turnover rate	43%	43%	34%	20%	22%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

78	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Class K
	Year Ended 06/30/19	Period from 01/25/18 (a) to 06/30/18

Net asset value, beginning of period	$11.31	$11.34

Net investment income(b)	0.34	0.16
Net realized and unrealized gain (loss)	0.21	(0.05)

Net increase (decrease) from investment operations	0.55	0.11

Distributions(c)
From net investment income	(0.36)	(0.14)
From net realized gain	(0.12)	—

Total distributions	(0.48)	(0.14)

Net asset value, end of period	$11.38	$11.31

Total Return(d)
Based on net asset value	5.01%	1.02	%(e)

Ratios to Average Net Assets(g)
Total expenses	0.67%	0.67	%(f)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.60%	0.58	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(i)	0.45%	0.45	%(f)

Net investment income	3.05%	3.42	%(f)

Supplemental Data
Net assets, end of period (000)	$4,050	$2,611

Borrowings outstanding, end of period (000)	$88,529	$67,389

Portfolio turnover rate	43%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 06/30/19	Period from 01/25/18 (a) to 06/30/18
Investments in underlying funds	0.01%	0.01%

(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.68%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Municipal Bond Fund, Inc. (the “Corporation”) and BlackRock Multi-State Municipal Series Trust (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Corporation is organized as a Maryland corporation. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock Municipal Bond Fund, Inc.	BlackRock High Yield Municipal Fund	High Yield Municipal	Diversified
BlackRock Municipal Bond Fund, Inc.	BlackRock National Municipal Fund	National Municipal	Diversified
BlackRock Municipal Bond Fund, Inc.	BlackRock Short-Term Municipal Fund	Short-Term Municipal	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New York Municipal Opportunities Fund	New York Municipal	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 and C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Effective November 8, 2018, each Fund adopted an automatic conversion feature whereby Investor C and C1 Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge		CDSC		Conversion Privilege
Institutional, Service and Class K Shares(a)	No		No		None
Investor A Shares	Yes		No	(b)	None
Investor A1 Shares	No	(c)	No	(d)	None
Investor C Shares	No		Yes		To Investor A Shares after approximately 10 years
Investor C1 Shares	No		No	(e)	To Investor A Shares after approximately 10 years

(a)	Class K Shares of High Yield Municipal and New York Municipal commenced operations on January 25, 2018.
(b)

Investor A Shares are generally sold with an initial sales charge, may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

(c)

Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00% for Short-Term Municipal and 4.00% for New York Municipal. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

(d)

Investor A1 Shares may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

(e)

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Board of Directors of High Yield Municipal, National Municipal, Short-Term Municipal and Board of Trustees of New York Municipal are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts,) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

80	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, effective January 1, 2019, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements  (continued)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provides the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates or Loan for TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

82	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
High Yield Municipal	$1,137,679	$321,230	$95,437	$1,554,346
National Municipal	3,598,152	856,572	276,457	4,731,181
New York Municipal	1,331,301	370,753	103,053	1,805,107

For the year ended June 30, 2019, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
High Yield Municipal	$135,485,061	$75,300,547	2.10% — 1.88%	$70,967,626	2.19%
National Municipal	771,954,160	324,359,972	2.00% — 1.92%	223,332,527	2.12
New York Municipal	176,121,305	88,529,499	1.98% — 1.92%	84,029,125	2.15

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as a TOB Residuals holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at June 30, 2019, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at June 30, 2019.

For the year ended June 30, 2019, the following table is a summary of High Yield Municipal’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
High Yield Municipal	$—	$—	$17,218	0.78%

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation and the Trust, on behalf of the applicable Funds, entered into Investment Advisory Agreements with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock (“BlackRock”) to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

High Yield Municipal and New York Municipal:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.470%
$1 Billion — $3 Billion	0.440
$3 Billion — $5 Billion	0.420
$5 Billion — $10 Billion	0.410
Greater than $10 Billion	0.400

National Municipal and Short-Term Municipal:

	Rate of Investment Advisory Fee
Aggregate of Average Daily Net Assets of the Two Combined Funds (a)	National Municipal	Short-Term Municipal
First $250 Million	0.410%	0.360%
$250 Million — $400 Million	0.385	0.340
$400 Million — $550 Million	0.385	0.320
Greater than $550 Million	0.385	0.290

(a)

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the two combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the two combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

Service and Distribution Fees: The Corporation and the Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Service	N/A	0.25%	N/A	N/A
Investor A	0.25%	0.25	0.25%	0.25%
Investor A1	N/A	N/A	0.10	0.10
Investor C	0.25	0.25	0.25	0.25
Investor C1	N/A	0.25	N/A	0.25

	Distribution Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	N/A	0.55	N/A	0.35

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended June 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor A1	Investor C	Investor C1	Total
High Yield Municipal	$—	$664,424	$—	$602,113	$—	$1,266,537
National Municipal	6,905	6,794,336	—	2,914,117	32,294	9,747,652
Short-Term Municipal	—	216,794	16,349	167,456	—	400,599
New York Municipal	—	1,114,754	104,136	1,035,497	1,759	2,256,146

84	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets, which are included in transfer agent — class specific in the Statements of Operations.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended June 30, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Class K	Total
High Yield Municipal	$1,163	$—	$1,932	$—	$667	$—	$106	$3,868
National Municipal	32,957	28	13,595	—	1,758	59	2,706	51,103
Short-Term Municipal	1,391	—	431	108	81	—	6	2,017
New York Municipal	1,281	—	2,051	1,834	726	19	24	5,935

For the year ended June 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Class K	Total
High Yield Municipal	$196,301	$—	$119,615	$—	$36,164	$—	$1,758	$353,838
National Municipal	2,539,108	1,526	2,941,536	—	158,076	2,318	165,552	5,808,116
Short-Term Municipal	301,130	—	35,676	8,865	12,382	—	346	358,399
New York Municipal	226,056	—	294,751	46,951	63,616	360	326	632,060

Other Fees: For the year ended June 30, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor A	$24,315	$58,488	$3,468	$21,040

For the year ended June 30, 2019, affiliates received CDSCs as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor A	$56,430	$88,371	$13,493	$—
Investor C	5,914	14,267	229	18,135

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended June 30, 2019, the amounts waived were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Amounts waived	$52,275	$376,893	$310	$15,096

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through October 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

For the year ended June 30, 2019, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

National Municipal
Amount waived	$209,509

For the year ended June 30, 2019, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Amounts reimbursed	$10,752	$112,616	$6,211	$14,058

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Share Class	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Institutional	0.54%	0.43%	0.36%	0.50%
Service	N/A	0.68	N/A	N/A
Investor A	0.79	0.68	0.61	0.75
Investor A1	N/A	N/A	0.46	0.60
Investor C	1.54	1.43	1.36	1.50
Investor C1	N/A	1.23	N/A	1.10
Class K	0.49	0.38	0.31	0.45

The Manager has agreed not to reduce or discontinue this contractual expense limitation through October 31, 2019, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended June 30, 2019, the Manager waived and/or reimbursed the following amounts, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Amounts waived and/or reimbursed	$247,904	$2,138,517	$330,225	$700,839

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations. For the year ended June 30, 2019, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Class K	Total
High Yield Municipal	$15	$—	$14	$—	$6,059	$—	$1,758	$7,846
National Municipal	816,769	215	1,582,666	—	16,868	329	165,551	2,582,398
Short-Term Municipal	118,823	—	83	808	4,008	—	345	124,067
New York Municipal	3,710	—	71,800	285	11,842	212	325	88,174

The Funds have incurred expenses in connection with the realignment and consolidation of the boards of directors of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended June 30, 2019, the amount reimbursed to the Funds were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Amounts waived and/or reimbursed	$—	$—	$—	$10,948

With respect to the contractual expense limitation, if during New York Municipal’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended June 30, 2019, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by New York Municipal:

Institutional	$61,825
Investor A1	5,285

86	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

On June 30, 2019, New York Municipal’s fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring June 30,
	2020	2021
Fund level	$507,055	$700,839
Institutional	169,145	3,710
Investor A	70,876	71,800
Investor A1	27,033	285
Investor C	36,200	11,842
Investor C1	755	212
Class K	—	325

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on June 30, 2019:

New York Municipal
Fund level	$126,519
Institutional	94,696
Investor A	84,248
Investor A1	25,010
Investor C	35,926
Investor C1	1,235

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. National Municipal, Short-Term Municipal and New York Municipal are currently permitted to borrow under the Interfund Lending Program. High Yield Municipal is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended June 30, 2019, no Fund participated in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended June 30, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
High Yield Municipal Fund	$1,600,594	$2,925,324	$(216,831)
Short-Term Municipal	45,946,113	62,041,276	—

7.	PURCHASES AND SALES

For the year ended June 30, 2019, purchases and sales of investments and excluding short-term securities, were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Purchases	$436,102,375	$8,283,368,754	$623,847,730	$991,864,446
Sales	137,465,228	7,164,101,503	592,670,007	545,309,223

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (continued)

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended June 30, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses and the expiration of capital loss carryforwards were reclassified to the following accounts:

	High Yield Municipal	New York Municipal
Paid-in capital	$(1,998,491)	$(24,694)
Accumulated earnings	1,998,491	24,694

The tax character of distributions paid was as follows:

		High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Tax-exempt income(a)	06/30/19	$37,607,045	$286,782,845	$7,505,022	$31,884,004
	06/30/18	32,489,538	249,682,064	4,717,311	22,970,296
Ordinary income(b)	06/30/19	118,667	529,447	1,945	4,194,848
	06/30/18	222,577	98,457	148	864,085
Long-term capital gains(c)	06/30/19	—	—	—	12,236,862

Total	06/30/19	$37,725,712	$287,312,292	$7,506,967	$48,315,714

	06/30/18	$32,712,115	$249,780,521	$4,717,459	$23,834,381

(a)	The Funds designate these amounts paid during the fiscal year ended June 30, 2019, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income from bonds not federally tax-exempt, recognized market discount and net short-term gains. Additionally, all ordinary income distributions are comprised of interest related dividends and qualified short-term gains for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

(c)	The Funds designate these amounts paid during the fiscal year ended June 30, 2019, as capital gain dividends.

As of period end, the tax components of accumulated net earnings were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Undistributed tax-exempt income	$130,991	$3,600,975	$493,659	$178,496
Undistributed ordinary income	15,037	147,819	—	8,834
Non-expiring capital loss carryforwards(a)	(7,978,464)	(4,280,520)	(1,991,045)	—
Net unrealized gains(b)	71,685,171	443,221,495	3,306,907	80,908,764
Qualified late-year losses(c)	—	—	(196)	(44,745,346)

	$63,852,735	$442,689,769	$1,809,325	$36,350,748

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the treatment of residual interests in TOB Trusts.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Tax cost	$1,165,079,316	$11,052,233,523	$508,477,111	$1,452,275,360

Gross unrealized appreciation	73,780,545	461,153,621	3,329,576	81,208,744
Gross unrealized depreciation	(2,075,896)	(17,932,126)	(22,669)	(299,980)

Net unrealized appreciation	$71,704,649	$443,221,495	$3,306,907	$80,908,764

9.	BANK BORROWINGS

The Corporation and the Trust, on behalf of their respective Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per

88	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended June 30, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, New York Municipal invested a significant portion of their assets in securities in the Transportation sector and Short-term Municipal invested a significant portion of their assets in County, City, Special District and School District. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 06/30/19		Year Ended 06/30/18
High Yield Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	48,011,453	$461,847,724	25,757,537	$247,126,112
Shares issued in reinvestment of distributions	1,620,626	15,585,537	1,369,213	13,118,462
Shares redeemed	(27,976,963)	(267,100,777)	(23,938,584)	(229,252,942)

Net increase	21,655,116	$210,332,484	3,188,166	$30,991,632

Investor A
Shares sold and automatic conversion of shares	22,894,734	$219,950,419	7,999,972	$76,567,442
Shares issued in reinvestment of distributions	887,544	8,523,497	706,375	6,751,806
Shares redeemed	(11,899,024)	(114,529,735)	(6,737,294)	(64,449,583)

Net increase	11,883,254	$113,944,181	1,969,053	$18,869,665

Investor C
Shares sold	1,496,023	$14,399,553	877,139	$8,415,002
Shares issued in reinvestment of distributions	157,978	1,517,839	166,263	1,593,876
Shares redeemed and automatic conversion of shares	(1,399,302)	(13,416,354)	(1,413,173)	(13,552,056)

Net increase (decrease)	254,699	$2,501,038	(369,771)	$(3,543,178)

			Period from 01/25/18 (a) to 06/30/18
Class K
Shares sold	4,275,533	$40,978,269	1,298,932	$12,396,937
Shares issued in reinvestment of distributions	85,102	823,157	6,542	62,602
Shares redeemed	(621,600)	(5,951,810)	(83,913)	(801,870)

Net increase	3,739,035	$35,849,616	1,221,561	$11,657,669

Total Net Increase	37,532,104	$362,627,319	6,009,009	$57,975,788

(a)	Commencement of operations.

	Year Ended 06/30/19		Year Ended 06/30/18
National Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	188,451,216	$2,026,151,563	114,620,197	$1,245,253,060
Shares issued in reinvestment of distributions	7,085,986	76,464,035	6,737,245	73,049,511
Shares redeemed	(109,052,729)	(1,168,365,423)	(137,185,853)	(1,480,522,940)

Net increase (decrease)	86,484,473	$934,250,175	(15,828,411)	$(162,220,369)

Service
Shares sold	150,560	$1,630,387	56,989	$616,945
Shares issued in reinvestment of distributions	6,653	71,692	5,789	62,781
Shares redeemed	(80,313)	(868,977)	(129,391)	(1,396,794)

Net increase (decrease)	76,900	$833,102	(66,613)	$(717,068)

Investor A
Shares sold and automatic conversion of shares	151,420,934	$1,628,555,380	86,041,828	$933,789,923
Shares issued in reinvestment of distributions	6,507,823	70,237,861	5,933,994	64,353,988
Shares redeemed	(119,328,783)	(1,272,116,947)	(54,306,510)	(589,012,149)

Net increase	38,599,974	$426,676,294	37,669,312	$409,131,762

90	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 06/30/19		Year Ended 06/30/18
National Municipal	Shares	Amount	Shares	Amount

Investor B(a)
Shares sold and automatic conversion of shares	—	$—	52	$571
Shares issued in reinvestment of distributions	—	—	384	4,187
Shares redeemed	—	—	(67,440)	(736,609)

Net decrease	—	$—	(67,004)	$(731,851)

Investor C
Shares sold	2,598,767	$28,041,603	2,627,666	$28,547,897
Shares issued in reinvestment of distributions	462,217	4,980,232	557,622	6,050,918
Shares redeemed and automatic conversion of shares	(8,959,360)	(96,096,764)	(8,024,190)	(87,078,490)

Net decrease	(5,898,376)	$(63,074,929)	(4,838,902)	$(52,479,675)

Investor C1
Shares sold	—	$—	12	$131
Shares issued in reinvestment of distributions	8,384	89,720	23,052	250,049
Shares redeemed and automatic conversion of shares	(832,956)	(8,780,921)	(225,692)	(2,445,084)

Net decrease	(824,572)	$(8,691,201)	(202,628)	$(2,194,904)

Class K
Shares sold	120,493,941	$1,297,927,285	146,297,714	$1,579,243,035
Shares issued in reinvestment of distributions	8,792,756	94,880,796	4,826,893	52,206,912
Shares redeemed	(70,834,100)	(759,716,875)	(41,803,297)	(453,186,426)

Net increase	58,452,597	$633,091,206	109,321,310	$1,178,263,521

Total Net Increase	176,890,996	$1,923,084,647	125,987,064	$1,369,051,416

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted to Investor A Shares.

	Year Ended 06/30/19		Year Ended 06/30/18
Short-Term Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	18,889,236	$190,552,798	14,902,943	$150,277,966
Shares issued in reinvestment of distributions	325,127	3,284,798	192,520	1,942,159
Shares redeemed	(20,433,975)	(206,341,841)	(14,631,659)	(147,581,056)

Net increase (decrease)	(1,219,612)	$(12,504,245)	463,804	$4,639,069

Investor A
Shares sold and automatic conversion of shares	10,970,470	$110,675,814	2,780,387	$28,058,227
Shares issued in reinvestment of distributions	107,841	1,090,475	47,182	476,049
Shares redeemed	(6,392,962)	(64,591,801)	(3,368,075)	(34,031,813)

Net increase (decrease)	4,685,349	$47,174,488	(540,506)	$(5,497,537)

Investor A1
Shares sold	2,532	$25,526	669	$6,741
Shares issued in reinvestment of distributions	15,609	157,768	10,894	109,986
Shares redeemed	(209,463)	(2,115,381)	(234,519)	(2,368,988)

Net decrease	(191,322)	$(1,932,087)	(222,956)	$(2,252,261)

Investor C
Shares sold	760,258	$7,461,958	311,952	$3,064,252
Shares issued in reinvestment of distributions	8,275	81,469	2,089	20,482
Shares redeemed and automatic conversion of shares	(921,298)	(9,058,346)	(917,552)	(9,017,547)

Net decrease	(152,765)	$(1,514,919)	(603,511)	$(5,932,813)

Class K
Shares sold	318,214	$3,209,234	380,963	$3,832,420
Shares issued in reinvestment of distributions	12,447	125,727	4,633	46,715
Shares redeemed	(263,303)	(2,661,819)	(38,728)	(389,946)

Net increase	67,358	$673,142	346,868	$3,489,189

Total Net Increase (Decrease)	3,189,008	$31,896,379	(556,301)	$(5,554,353)

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (continued)

	Year Ended 06/30/19		Year Ended 06/30/18
New York Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	37,686,537	$422,080,397	21,962,851	$248,214,176
Shares issued in reinvestment of distributions	1,842,502	20,591,971	765,737	8,639,733
Shares redeemed	(15,333,041)	(171,156,084)	(6,239,274)	(70,446,362)

Net increase	24,195,998	$271,516,284	16,489,314	$186,407,547

Investor A
Shares sold and automatic conversion of shares	29,574,914	$332,533,178	14,256,153	$161,175,846
Shares issued in reinvestment of distributions	1,436,214	16,061,476	689,693	7,785,014
Shares redeemed	(9,551,713)	(106,793,932)	(6,078,255)	(68,650,124)

Net increase	21,459,415	$241,800,722	8,867,591	$100,310,736

Investor A1
Shares sold	469	$5,098	28,807	$326,600
Shares issued in reinvestment of distributions	269,651	3,013,078	186,464	2,103,644
Shares redeemed	(702,560)	(7,875,876)	(949,664)	(10,728,418)

Net decrease	(432,440)	$(4,857,700)	(734,393)	$(8,298,174)

Investor C
Shares sold	3,432,261	$38,523,222	2,527,938	$28,567,879
Shares issued in reinvestment of distributions	275,581	3,074,564	148,127	1,671,614
Shares redeemed and automatic conversion of shares	(1,945,764)	(21,792,181)	(1,584,754)	(17,900,018)

Net increase	1,762,078	$19,805,605	1,091,311	$12,339,475

Investor C1
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	630	7,292	1,644	18,555
Shares redeemed and automatic conversion of shares	(62,227)	(691,989)	(8,073)	(91,270)

Net decrease	(61,597)	$(684,697)	(6,429)	$(72,715)

			Period from 01/25/18 (a) to 06/30/18
Class K
Shares sold	259,366	$2,928,443	231,318	$2,611,653
Shares issued in reinvestment of distributions	11,592	129,378	1,363	15,381
Shares redeemed	(145,892)	(1,625,909)	(1,835)	(20,728)

Net increase	125,066	$1,431,912	230,846	$2,606,306

Total Net Increase	47,048,520	$529,012,126	25,938,240	$293,293,175

(a)	Commencement of operations.

As of June 30, 2019, shares owned by BlackRock HoldCo. 2, Inc., an affiliate of the Funds, were as follows:

Class K
High Yield Municipal	20,951
New York Municipal	17,732

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

92	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Distributions for the year ended June 30, 2018 were classified as follows:

	Share Class	Net Investment Income
High Yield Municipal	Institutional	$22,269,205
	Investor A	8,349,393
	Investor C	1,953,705
	Class K	139,812
National Municipal	Institutional	102,169,525
	Service	79,545
	Investor A	70,549,749
	Investor B	7,152
	Investor C	7,327,250
	Investor C1	252,996
	Class K	69,394,304
Short-Term Municipal	Institutional	3,917,346
	Investor A	542,423
	Investor A1	184,330
	Investor C	26,247
	Class K	47,113
New York Municipal	Institutional	10,312,712
	Investor A	8,484,778
	Investor A1	3,200,212
	Investor C	1,801,015
	Investor C1	18,602
	Class K	17,062

Undistributed net investment income as of June 30, 2018 was as follows:

Undistributed Net Investment Income
High Yield Municipal	$627,163
National Municipal	2,019,556
Short-Term Municipal	477,104
New York Municipal	471,694

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	93

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund, BlackRock Short-Term Municipal Fund, and BlackRock New York Municipal Opportunities Fund and the Board of Directors/Trustees of BlackRock Municipal Bond Fund, Inc. and BlackRock Multi-State Municipal Series Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund, and BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc. and BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust (the “Funds”), including the schedules of investments, as of June 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

August 21, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

94	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements

The Board of Directors of BlackRock Municipal Bond Fund, Inc. (the “Corporation”) and the Board of Trustees of BlackRock Multi-State Municipal Series Trust (the “Trust”), (collectively, the “Board,” the members of which are referred to as “Board Members”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of the investment advisory agreements (collectively, the “Advisory Agreements” or the “Agreements”) between the Corporation, on behalf of BlackRock High Yield Municipal Fund (the “High Yield Fund”), BlackRock National Municipal Fund (the “National Fund”) and BlackRock Short-Term Municipal Fund (the “Short-Term Fund”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), and between the Trust, on behalf of BlackRock New York Municipal Opportunities Fund (the “New York Fund,” along with the High Yield Fund, National Fund and Short-Term Fund, each a “Fund,” and collectively, the “Funds”), a series of the Trust, and BlackRock, each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Corporation or the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	95

Disclosure of Investment Advisory Agreements  (continued)

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the High Yield Fund ranked in the second, second, and first quartiles, respectively, against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, the National Fund ranked in the third, first, and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the National Fund’s underperformance during the applicable period.

96	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

The Board noted that for the one-, three- and five-year periods reported, the Short-Term Fund ranked in the second, third and fourth quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Short-Term Fund’s underperformance during the applicable periods.

The Board noted that for each of the one-, three- and five-year periods reported, the New York Fund ranked in the first quartile against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the High Yield Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the High Yield Fund’s Expense Peers. The Board also noted that the High Yield Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the High Yield Fund increases above certain contractually specified levels. The Board noted that if the size of the High Yield Fund were to decrease, the High Yield Fund could lose the benefit of one or more breakpoints. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the High Yield Fund’s total expenses as a percentage of the High Yield Fund’s average daily net assets on a class-by-class basis.

The Board noted that the National Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the National Fund’s Expense Peers. The Board also noted that the National Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the National Fund, combined with the assets of the Short-Term Fund, increase above certain contractually specified levels. The Board noted that if the size of the National Fund or the Short-Term Fund were to decrease, the National Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the National Fund’s total expenses as a percentage of the National Fund’s average daily net assets on a class-by-class basis. The Board also noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on May 31, 2018.

The Board noted that the Short-Term Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Short-Term Fund’s Expense Peers. The Board also noted that the Short-Term Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Short-Term Fund, combined with the assets of the National Fund, increase above certain contractually specified levels. The Board noted that if the size of the Short-Term Fund or the National Fund were to decrease, the Short-Term Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Short-Term Fund’s total expenses as a percentage of the Short-Term Fund’s average daily net assets on a class-by-class basis.

The Board noted that the New York Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Expense Peers. The Board also noted that the New York Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the New York Fund increases above certain contractually specified levels. The Board noted that if the size of the New York Fund were to decrease, the New York Fund could lose the benefit of one or more breakpoints. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the New York Fund’s total expenses as a percentage of the New York Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	97

Disclosure of Investment Advisory Agreements  (continued)

approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of the High Yield Fund, the National Fund and the Short-Term Fund, and the Trust, on behalf of the New York Fund, each for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

98	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Director (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	87 RICs consisting of 111 Portfolios	None
Henry Gabbay 1947	Director (Since 2007)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	86 RICs consisting of 110 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	99

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Director (Since 2019)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester(d) 1951	Director (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch(d) 1961	Director (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Directors (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	124 RICs consisting of 292 Portfolios	None
John M. Perlowski(d) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	125 RICs consisting of 293 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Directors became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d) Mr. Fabozzi, Mr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the Investment Company Act 1940 Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

100	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Funds serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	101

Additional Information

General Information

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to each Fund’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, including each Fund’s effective duration and additional information about the new methodology may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

102	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	103

Glossary of Terms Used in this Report

Portfolio Abbreviations

ACA	American Capital Access Holding Ltd.

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BARB	Building Aid Revenue Bonds

BHAC	Berkshire Hathaway Assurance Corp.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

ERB	Education Revenue Bonds

ETF	Exchange-Traded Fund

FHA	Federal Housing Administration

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

LOC	Letter of Credit

LRB	Lease Revenue Bonds

M/F	Multi-Family

MRB	Mortgage Revenue Bonds

NPFGC	National Public Finance Guarantee Corp.

PILOT	Payment in Lieu of Taxes

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bonds

SBPA	Stand-by Bond Purchase Agreements

SONYMA	State of New York Mortgage Agency

VRDN	Variable Rate Demand Notes

104	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MBNYMB-6/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano
Frank J. Fabozzi
Henry Gabbay
Catherine A. Lynch
Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year End	Fiscal Year End	Fiscal Year End	Fiscal Year End	Fiscal Year End	Fiscal Year End	Fiscal Year End	Fiscal Year End
BlackRock High Yield Municipal Fund	$38,862	$38,862	$0	$2,000	$13,500	$14,100	$0	$0
BlackRock National Municipal Fund	$37,638	$38,862	$0	$0	$13,500	$14,100	$0	$0
BlackRock Short-Term Municipal Fund	$30,804	$30,804	$0	$0	$13,500	$14,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock High Yield Municipal Fund	$13,500	$16,100
BlackRock National Municipal Fund	$13,500	$14,100
BlackRock Short-Term Municipal Fund	$13,500	$14,100

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit	Committee of Listed Registrants – Not Applicable

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Bond Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Bond Fund, Inc.

Date: September 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Bond Fund, Inc.

Date: September 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Bond Fund, Inc.

Date: September 3, 2019